SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 33-32216)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 102
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and
REGISTRATION STATEMENT
(NO. 811-05962)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 105
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Vanguard Variable Insurance Funds
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on April 28, 2023, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Variable Insurance Funds
Balanced Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	20
Financial Highlights	22
General Information	23
Glossary of Investment Terms	27

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation and reasonable current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.21%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$22	$68	$118	$268
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 40% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Balanced Portfolio (the Balanced Portfolio) invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large companies. In choosing these stocks, the advisor seeks durable businesses that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of the Portfolio’s assets are invested mainly in fixed income securities that the advisor believes will generate a moderate level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.
Principal Risks
The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. However, because stock and bond prices can move in different directions or to different degrees, the Portfolio’s bond holdings may counteract some of the volatility experienced by the Portfolio’s stock holdings. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because the Portfolio invests only a portion of its assets in bonds and because the average duration of the Portfolio‘s bond portfolio is generally intermediate-term. The prices of short- and intermediate-term bonds are less sensitive to interest rate changes than the prices of long-term bonds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to
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make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it invests only a portion of its assets in bonds, most of which are considered to be of high quality.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. For mortgage-backed securities, this risk is known as prepayment risk.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and a composite stock/bond index, which have investment characteristics similar to those of the Portfolio. The Composite Stock/Bond Index is weighted 65% in the S&P 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
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Annual Total Returns — Balanced Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.21%	June 30, 2020
Lowest	-13.84%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Balanced Portfolio	-14.30%	5.96%	8.41%
Composite Stock/Bond Index (reflects no deduction for fees, expenses, or taxes)	-16.64%	6.43%	8.81%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has managed the fixed income portion of the Portfolio since June 2021 (co-managed since 2017).
Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Portfolio since 2019.
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Balanced Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Balanced Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the
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Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Plain Talk About Balanced Funds
Balanced funds are generally investments that seek to provide some combination of income and capital appreciation by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks.

Market Exposure
Approximately 60% to 70% of the Portfolio’s assets are invested in stocks. The remaining 30% to 40% of the Portfolio’s assets are invested in fixed income securities.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Portfolio is subject to investment style risk, which is the chance that returns from large-capitalization value stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

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The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because the Portfolio invests only a portion of its assets in bonds and because the average duration of the Portfolio‘s bond portfolio is generally intermediate-term. The prices of short- and intermediate-term bonds are less sensitive to interest rate changes than are the prices of long-term bonds.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular. Also, because bonds make up only a portion of the Portfolio’s assets, changes in interest rates may not have as dramatic an effect on the Portfolio as they would on a portfolio made up entirely of bonds.
Changes in interest rates can affect bond income as well as bond prices.

The Portfolio is subject to income risk, which is the chance that the Portfolio‘s income will decline because of falling interest rates. A portfolio's income declines when interest rates fall because the portfolio then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
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Although income risk for intermediate-term bonds—like those held by the Portfolio—is considered moderate, this risk should be low for the Portfolio because it invests only a portion of its assets in bonds.
Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

Because bond and stock prices often move in different directions, the Portfolio's stock holdings help to reduce—but not eliminate—some of the bond price fluctuations caused by changes in interest rates.
The Portfolio's balanced holdings, in the long run, should result in less investment risk—and a lower investment return—than a portfolio investing exclusively in common stocks.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
Wellington Management, advisor to the Portfolio, invests approximately 60% to 70% of the Portfolio’s assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large companies. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a moderate level of current income. Although the mix of stocks and bonds varies from time to time,
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depending on the advisor’s view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Portfolio’s holdings under normal circumstances.
The Portfolio is managed according to traditional methods of active investment management. Securities are bought and sold based on the advisor’s judgments about companies and their financial prospects and about bond issuers and the general level of interest rates. The Portfolio's advisor may, at times, select securities that cause the Portfolio to focus in a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Wellington Management uses extensive research to find what it considers to be undervalued stocks of primarily established large companies with durable businesses. The advisor considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current market prices of these large-cap stocks may be less than what the advisor thinks they should be. The advisor considers a business to be durable if cash flows are resilient across a business cycle, and the business is able to achieve a superior level and duration of growth and/or income.
The advisor’s goal is to identify and purchase these securities before their value is recognized by other investors. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than is generally provided by stocks in the overall market. The advisor emphasizes the long-term rate of value creation rather than short-term rate of change in sales or earnings. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The advisor will generally sell stocks when the valuation is no longer attractive or the business’ stability has been materially impacted.
The asset-weighted median market capitalization of the Portfolio’s stock holdings as of December 31, 2022, was $150 billion.
For the bond portion of the Portfolio, the advisor selects investment-grade bonds that it believes will generate a moderate level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Portfolio’s bond holdings in anticipation of changes in interest rates. Although the Portfolio does not have specific maturity guidelines, the average duration of the Portfolio’s bond holdings as of December 31, 2022, was 6.6 years.
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The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
Plain Talk About Types of Bonds
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue “mortgage-backed”
pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

A breakdown of the Portfolio’s bond holdings (which amounted to 31.7% of the Portfolio’s net assets) as of December 31, 2022, follows:
Type of Bond	Percentage of Portfolio’s Bond Holdings
Finance	28.6%
Industrial	26.4
Treasury	24.1
Utilities	8.4
Other	6.3
Government Mortgage-Backed	3.0
Asset-Backed/Commercial Mortgage-Backed	1.8
Foreign	1.5
The advisor purchases bonds that are of investment-grade quality—that is, bonds rated at least Baa3 by Moody’s Investors Service, Inc., or BBB– by Standard & Poor’s—or, if unrated, are determined to be of comparable credit quality by the advisor.

The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it invests only a portion of its assets in bonds, most of which are considered to be of high quality.
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Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

The Portfolio is subject to liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. For mortgage-backed securities, this risk is known as prepayment risk.
Because the Portfolio invests only a portion of its assets in callable bonds and mortgage-backed and asset-backed securities, call/prepayment risk should be low for the Portfolio.
Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek
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to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in value stocks and investment-grade bonds, the Portfolio may make other kinds of investments to achieve its investment objective.
The Portfolio may invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by governments, government agencies, or companies in foreign countries or regions. In addition, the prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. To the extent that the Portfolio owns local currency bonds and hedges its foreign currency exposure, it is subject to currency hedging risk, which is the chance that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio's foreign currency exposure.
The Portfolio may invest in securities that are convertible into common stocks, as well as invest modestly in collateralized mortgage obligations (CMOs).
The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio's derivative instruments may include fixed income futures contracts, options, straddles, credit swaps, interest rate swaps, total return swaps, and other types of derivatives. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
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The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
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In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
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You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
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The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Portfolio. Wellington Management is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Board.
The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the Composite
17

Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the S&P 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2022, the advisory fee paid to Wellington Management represented an effective annual rate of 0.05% of the Portfolio’s average net assets before a performance-based decrease of less than 0.01%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2001, has been with Wellington Management since 2014, and has managed the fixed income portion of the Portfolio since June 2021 (co-managed since 2017). Education: B.S., Georgetown University.
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Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1999, has been with Wellington Management since 2006, and has managed the stock portion of the Portfolio since 2019. Education: B.A., Williams College; M.B.A., Dartmouth College (Tuck).
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio's assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger
20

announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV. A portfolio also may use fair-value pricing with respect to its fixed income securities on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day).
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
21

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Balanced Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.41	$25.68	$24.94	$22.20	$24.80
Investment Operations
Net Investment Income[1]	.471	.468	.526	.623	.626
Net Realized and Unrealized Gain (Loss) on Investments	(4.277)	4.137	1.692	4.105	(1.414)
Total from Investment Operations	(3.806)	4.605	2.218	4.728	(.788)
Distributions
Dividends from Net Investment Income	(.480)	(.497)	(.666)	(.660)	(.582)
Distributions from Realized Capital Gains	(2.404)	(1.378)	(.812)	(1.328)	(1.230)
Total Distributions	(2.884)	(1.875)	(1.478)	(1.988)	(1.812)
Net Asset Value, End of Period	$21.72	$28.41	$25.68	$24.94	$22.20
Total Return	-14.30%	19.02%	10.68%	22.48%	-3.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,142	$3,787	$3,346	$3,267	$2,708
Ratio of Total Expenses to Average Net Assets[2]	0.21%[3]	0.20%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.05%	1.76%	2.24%	2.68%	2.67%
Portfolio Turnover Rate[4]	40%	33%	49%	29%	36%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.00%), and (0.00%).
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.21%.
4	Includes 7%, 1%, 3%, 8%, and 2%, respectively, attributable to mortgage-dollar-roll activity.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and Bloomberg U.S. Aggregate Bond Index (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Balanced Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Balanced Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Balanced Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Balanced Portfolio customers, in connection with the administration, marketing or trading of the Balanced Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE BALANCED PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BALANCED PORTFOLIO OR BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Bloomberg U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Duration. A measure of the sensitivity of bond—and bond portfolio—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
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Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Balanced Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 106 042023

Vanguard Variable Insurance Funds
Capital Growth Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	15
Financial Highlights	17
General Information	18
Glossary of Investment Terms	22

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.34%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 3% of the average value of its portfolio.
1

Principal Investment Strategies
Vanguard Variable Insurance Funds Capital Growth Portfolio (the Capital Growth Portfolio) invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Asset concentration risk, which is the chance that, because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Investment style risk, which is the chance that returns from large- and mid-capitalization growth stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the health care and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown.
2

The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Capital Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.13%	June 30, 2020
Lowest	-19.45%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Capital Growth Portfolio	-15.48%	8.57%	13.75%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
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Investment Advisor
PRIMECAP Management Company (PRIMECAP)
Portfolio Managers
Theo A. Kolokotrones, Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.
Joel P. Fried, President of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.
Alfred W. Mordecai, Vice Chairman of PRIMECAP. He has co-managed the Portfolio since its inception in 2002.
M. Mohsin Ansari, Executive Vice President of PRIMECAP. He has co-managed the Portfolio since 2007.
James Marchetti, Executive Vice President of PRIMECAP. He has co-managed the Portfolio since 2015.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Capital Growth Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Capital Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the
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Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Market Exposure
The Portfolio invests primarily in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Portfolio is subject to asset concentration risk, which is the chance that, because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $124 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Capital Growth Portfolio generally fits into the large-cap growth category.
Growth stocks, which are the Portfolio's primary investments, are likely to be even more volatile in price than the stock market as a whole. Historically, growth funds have tended to outperform in bull markets and underperform in declining markets. Of course, there is no guarantee that this pattern will continue in the future. The Portfolio also holds a significant number of mid-cap stocks, which tend to be more volatile than the broader markets.
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The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-capitalization growth stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio invests mainly in common stocks of companies that the advisor believes have favorable prospects for capital appreciation and that sell at attractive prices but typically produce little current income. PRIMECAP, the Portfolio’s advisor, selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchases typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.
Using careful analysis, the advisor attempts to quantify a company’s “fundamental value”, which is the advisor’s estimate of the financial value of the company. The advisor compares the fundamental value with the market price of
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the company’s stock. The advisor then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Portfolio invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
PRIMECAP does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Portfolio’s cash levels will increase. Because PRIMECAP’s selections are determined by an analysis of each individual stock, the Portfolio’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of the Portfolio’s assets invested in a particular industry may be significantly larger or smaller than that industry’s representation in the overall stock market.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the health care and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in common stocks of companies that the advisor believes have favorable prospects for capital appreciation, the Portfolio may make other kinds of investments to achieve its investment objective.
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Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the
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Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
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• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
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Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
PRIMECAP Management Company, 177 East Colorado Blvd, 11th Floor, Pasadena, CA 91105, provides investment advisory services to the Capital Growth Portfolio. An investment advisory firm founded in 1983, PRIMECAP also provides investment advisory services to endowment funds, employee benefits plans, mutual funds, and foundations unrelated to Vanguard. PRIMECAP
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managed approximately $117 billion in assets as of December 31, 2022. PRIMECAP manages the Portfolio subject to the supervision and oversight of Vanguard and the Board.
PRIMECAP’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.
For the fiscal year ended December 31, 2022, the advisory fee paid to PRIMECAP represented an effective annual rate of 0.15% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Theo A. Kolokotrones, Chairman of PRIMECAP. He has worked in investment management since 1970, has managed assets since 1979, has been with PRIMECAP since 1983, and has co-managed the Portfolio since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
Joel P. Fried, President of PRIMECAP. He has worked in investment management since 1985, has been with PRIMECAP since 1986, has managed assets since 1987, and has co-managed the Portfolio since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
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Alfred W. Mordecai, Vice Chairman of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 1997, has managed assets since 1999, and has co-managed the Portfolio since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.
M. Mohsin Ansari, Executive Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2000, has managed assets since 2007, and has co-managed the Portfolio since 2007. Education: B.A., Colgate University; B.S., Washington University; M.B.A., Harvard Business School.
James Marchetti, Executive Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2005, has managed assets since 2014, and has co-managed the Portfolio since 2015. Education: B.S., Massachusetts Institute of Technology; M.B.A., MIT Sloan School of Management.
Each of these five individuals manages a portion of the Portfolio autonomously; there is no decision-making by committee. A small portion of the Portfolio's assets is managed by individuals in PRIMECAP’s research department.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio
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distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
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The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Capital Growth Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.69	$45.21	$40.76	$33.49	$35.12
Investment Operations
Net Investment Income[1]	.468	.356	.478	.503	.429
Net Realized and Unrealized Gain (Loss) on Investments	(7.744)	8.959	5.768	8.182	(.754)
Total from Investment Operations	(7.276)	9.315	6.246	8.685	(.325)
Distributions
Dividends from Net Investment Income	(.390)	(.480)	(.574)	(.411)	(.315)
Distributions from Realized Capital Gains	(4.214)	(3.355)	(1.222)	(1.004)	(.990)
Total Distributions	(4.604)	(3.835)	(1.796)	(1.415)	(1.305)
Net Asset Value, End of Period	$38.81	$50.69	$45.21	$40.76	$33.49
Total Return	-15.48%	21.54%	17.47%	26.50%	-1.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,419	$1,775	$2,092	$1,976	$1,596
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.13%	0.73%	1.25%	1.37%	1.18%
Portfolio Turnover Rate	3%	5%[2]	6%	5%	6%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding
19

shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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The “S&P 500 Index” (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for certain purposes by Vanguard. Vanguard Variable Insurance Funds Capital Growth Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Variable Insurance Funds Capital Growth Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Funds Capital Growth Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Variable Insurance Funds Capital Growth Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Funds Capital Growth Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Variable Insurance Funds Capital Growth Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Funds Capital Growth Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Funds Capital Growth Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Funds Capital Growth Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VARIABLE INSURANCE FUNDS CAPITAL GROWTH PORTFOLIO , OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Capital Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 277 042023

Vanguard Variable Insurance Funds
Prospectus
 April 28, 2023

Conservative Allocation Portfolio
Moderate Allocation Portfolio

This prospectus contains financial data for the Portfolios through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Financial Highlights	32
General Information	34
Glossary of Investment Terms	38

Conservative Allocation Portfolio
Investment Objective
The Portfolio seeks to provide current income and low to moderate capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%
Example
The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses (of the Portfolio and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
Portfolio Turnover
The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the

Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Variable Insurance Funds Conservative Allocation Portfolio (the Conservative Allocation Portfolio) invests in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the underlying funds) according to an asset-allocation strategy that reflects an allocation of approximately 60% of the Portfolio’s assets to fixed income securities and 40% to common stocks. The targeted percentage of the Portfolio’s assets allocated to the underlying asset classes is:

• U.S. fixed income securities - 42%
• Large-cap U.S. stocks - 20%
• Foreign fixed income securities - 18%
• Foreign stocks - 16%
• Small- and mid-cap U.S. stocks - 4%

The Portfolio’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure). The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

The Portfolio uses its investment in large-cap U.S. stocks and small- and mid-cap U.S. stocks to gain exposure to the overall domestic stock market. Although the percentage of the Portfolio’s assets invested in either of these two asset classes may deviate slightly from the target allocation, the combination of the two asset classes will equal approximately 24% of the Portfolio’s assets in the aggregate.

The board of trustees of Vanguard Variable Insurance Funds may change the targeted allocation to the underlying asset classes without shareholder approval.
Principal Risks
The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. However, because fixed income securities such as bonds usually are less volatile than stocks and because the Portfolio invests more than half of its assets in fixed income securities, the Portfolio's overall level of risk should be low to moderate.
• With a target allocation of approximately 60% of its assets to fixed income securities, the Portfolio is proportionately subject to bond risks, including the following: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.
• With approximately 40% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
• Asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Portfolio to underperform other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and a composite bond/stock index, which have investment characteristics similar to those of the Portfolio. The Conservative Allocation Composite Index is weighted 42% Bloomberg U.S. Aggregate Float Adjusted Index, 24% S&P Total Market Index, 18% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 16% FTSE Global All Cap ex US Index as of April 28, 2017. Previously, the composite was weighted 48% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index from June 3, 2013, through April 27, 2017; and 60% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013. International stock benchmark returns are adjusted for withholding taxes. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Conservative Allocation Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	9.74%	June 30, 2020
Lowest	-9.15%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Conservative Allocation Portfolio	-14.90%	2.52%	4.52%
Conservative Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)	-14.51%	2.79%	4.76%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-13.07	0.06	1.08
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Roger A. Aliaga Diaz, Ph.D., Portfolio Manager, Investment Strategy Group, at Vanguard. He has co-managed the Portfolio since February 2023.

Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since February 2023.

Michael R. Roach, Portfolio Manager at Vanguard. He has co-managed the Portfolio since February 2023.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2013.

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Moderate Allocation Portfolio
Investment Objective
The Portfolio seeks to provide current income and low to moderate capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.12%
Example
The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses (of the Portfolio and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
Portfolio Turnover
The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the

Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Variable Insurance Funds Moderate Allocation Portfolio (the Moderate Allocation Portfolio) invests in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the underlying funds) according to an asset-allocation strategy that reflects an allocation of approximately 60% of the Portfolio’s assets to common stocks and 40% to fixed income securities. The targeted percentage of the Portfolio’s assets allocated to the underlying asset classes is:

• Large-cap U.S. stocks - 30%
• U.S. fixed income securities - 28%
• Foreign stocks - 24%
• Foreign fixed income securities - 12%
• Small- and mid-cap U.S. stocks - 6%

The Portfolio’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks. The Portfolio’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure).

The Portfolio uses its investment in large-cap U.S. stocks and small- and mid-cap U.S. stocks to gain exposure to the overall domestic stock market. Although the percentage of the Portfolio’s assets invested in either of these two asset classes may deviate slightly from the target allocation, the combination of the two asset classes will equal approximately 36% of the Portfolio’s assets in the aggregate.

The board of trustees of Vanguard Variable Insurance Funds may change the targeted allocation to the underlying asset classes without shareholder approval.
Principal Risks
The Portfolio is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. However, because fixed income securities such as bonds usually are less volatile than stocks and because the Portfolio invests a significant portion of its assets in fixed income securities, the Portfolio's overall level of risk should be moderate.
• With approximately 60% of its assets allocated to stocks, the Portfolio is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
• With a target allocation of approximately 40% of its assets to fixed income securities, the Portfolio is proportionately subject to bond risks, including the following: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. The Portfolio is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.
• Asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Portfolio to underperform other funds with a similar investment objective.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes and a composite stock/bond index, which have investment characteristics similar to those of the Portfolio. The Moderate Allocation Composite Index is weighted 36% S&P Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex USD Float Adjusted RIC Capped Index (USD Hedged) as of April 28, 2017. Previously, the composite was weighted 42% S&P Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) from June 3, 2013, through April 27, 2017; and 42% S&P Total Market Index, 40% Bloomberg U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013. International stock benchmark returns are adjusted for withholding taxes. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Moderate Allocation Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.26%	June 30, 2020
Lowest	-12.77%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Moderate Allocation Portfolio	-15.93%	3.65%	6.14%
Moderate Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)	-15.46%	3.98%	6.43%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-13.07	0.06	1.08
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Roger A. Aliaga Diaz, Ph.D., Portfolio Manager, Investment Strategy Group, at Vanguard. He has co-managed the Portfolio since February 2023.

Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since February 2023.

Michael R. Roach, Portfolio Manager at Vanguard. He has co-managed the
Portfolio since February 2023.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2013.

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Investing in Vanguard Variable Insurance Funds Allocation Portfolios
This prospectus provides information about Vanguard Variable Insurance Funds Allocation Portfolios, two mutual funds that separately invest in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the underlying funds). Because they invest in underlying funds, rather than in individual securities, each Portfolio is considered a “fund of funds.”
Vanguard Variable Insurance Funds Allocation Portfolios offer two distinct choices for different investment styles and life stages. Because an investor’s risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, Vanguard Variable Insurance Funds Allocation Portfolios offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each Allocation Portfolio reflects its greater or lesser emphasis on pursuing current income or growth of capital.

More on the Portfolios
This prospectus describes the principal risks you would face as an investor in these Portfolios. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Conservative Allocation and Moderate Allocation Portfolios of Vanguard Variable Insurance Funds are mutual funds used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolios directly, but only through a contract offered by an insurance company.
The Conservative Allocation and Moderate Allocation Portfolios are separate from other Vanguard mutual funds, even when a Portfolio and a fund have the same investment objective and advisor. Each Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that each Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolios' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As “funds of funds,” the Portfolios achieve their investment objectives by investing in underlying funds. Through its investments in underlying funds, each Portfolio indirectly owns a diversified portfolio of stocks and bonds.
Asset Allocation Framework
Asset allocation—that is, dividing your investment among stocks, fixed income securities, and short-term investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The Portfolios offer two preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.
Each Portfolio invests in a mix of underlying funds to pursue a target allocation of stocks and fixed income securities. The table that follows illustrates the asset allocation range for each Portfolio:
Asset Allocation	Stocks	Fixed Income Securities
Conservative Allocation Portfolio	40%	60%
Moderate Allocation Portfolio	60%	40%
Market Exposure
Each Portfolio invests in a different combination or proportion of underlying funds. Designed as a balanced fund of funds for long-term investors, each Portfolio is diversified in terms of both asset class and investment style.
The stock holdings of the Portfolios consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. The fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure).
Stocks
By owning shares of underlying funds, each Portfolio indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each Portfolio also invests in foreign stocks.

Each Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Through their investments in one underlying fund (Vanguard Variable Insurance Funds Equity Index Portfolio), each Portfolio holds a representative sample of the stocks that make up the S&P 500 Index, which is dominated by large-cap stocks.
Through another underlying fund (Vanguard Extended Market Index Fund), each Portfolio holds a representative sample of the stocks that make up the S&P Completion Index, which represents mid- and small-capitalization stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make mid-size and small companies more sensitive to changing economic conditions, leading to less certain growth and dividend prospects.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors and that market capitalization ranges can change over time.
Because each Allocation Portfolio invests in Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund so as to gain exposure to the overall U.S. stock market, an Allocation Portfolio may shift its holdings between these two underlying funds to remain proportionate with the overall U.S. stock market. As of the calendar year ended December 31, 2022, the weighted average of the asset-weighted median market capitalizations of the underlying U.S. equity funds’ stock holdings was approximately $128 billion.
By owning shares of Vanguard Total International Stock Index Fund, each Allocation Portfolio is subject to risks associated with investments in foreign stocks. As of the calendar year ended December 31, 2022, the underlying foreign equity fund’s stock holdings had an asset-weighted median market capitalization of approximately $29 billion.

Each Portfolio is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, the Portfolio‘s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Each Portfolio is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Portfolio to underperform other funds with a similar investment objective.
Fixed Income Securities
By owning shares of underlying funds, each Portfolio indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

Each Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolios in particular.
Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

Each Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. For mortgage-backed securities, this risk is known as prepayment risk.
Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities.
Each Portfolio is subject to extension risk. Extension risk is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For an underlying fund that invests in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. Extension risk should be low for the Portfolios because they invest only a portion of their assets in the underlying bond funds.

Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

Each Portfolio is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return.
The credit quality of most of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the Portfolios should be low.
To a limited extent, each Portfolio is also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Each Portfolio is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.
Income risk is a concern primarily for the Conservative Allocation Portfolio, which, through its ownership of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, indirectly owns short-term bonds. Because the Total Bond Market Index Portfolio typically invests only a small portion of its assets in short-term bonds, income risk to the Portfolio is very low.
By owning shares of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, each Allocation Portfolio indirectly invests, to varying degrees, in U.S. government and U.S. corporate bonds, as well as in mortgage-backed and asset-backed securities.

By owning shares of Vanguard Total International Bond Index Fund, each Allocation Portfolio indirectly invests in currency-hedged foreign bonds and is therefore subject to the risks associated with such investments, including country/regional risk and currency hedging risk.

Each Portfolio is subject to country/regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Portfolio's investments and Portfolio performance.
Security Selection
Each Portfolio seeks to achieve its objective by investing in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the underlying funds). The following table shows the targeted percentage of each Portfolio’s assets allocated to the underlying asset classes.
Underlying Asset Class	Conservative Allocation Portfolio	Moderate Allocation Portfolio
Large-Cap U.S. Stocks	20%	30%
Small- and Mid-Cap U.S. Stocks	4	5
Foreign Stocks	16	25
Foreign Fixed Income Securities	18	12
U.S. Fixed Income Securities	42	28
Total	100%	100%
The Board allocates each Portfolio’s assets among the equity and fixed income asset classes and underlying funds based on the Portfolio’s investment objective and policies. The Board may change these asset allocations and the mix of underlying funds from time to time without shareholder approval. The Board may also add or remove underlying funds without shareholder approval. The Portfolios’ investments in specific underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Portfolios to invest in a different underlying fund.

The following paragraphs briefly describe the underlying funds in which the Portfolios currently intend to invest.
• Vanguard Variable Insurance Funds Equity Index Portfolio seeks to track the performance of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weightings in the Index.
• Vanguard Extended Market Index Fund seeks to track the performance of the S&P Completion Index, a broadly diversified index of stocks of small and mid-size U.S. companies. The S&P Completion Index contains all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.
• Vanguard Total International Stock Index Fund seeks to track the performance of the FTSE Global All Cap ex US Index, a float-adjusted market-capitalization-weighted index designed to measure the equity market performance of companies located in developed and emerging markets, excluding the United States. As of the Fund’s fiscal year ended December 31, 2022, the Index included approximately 7,718 stocks of companies located in 48 markets, and the largest markets covered in the Index were Japan, the United Kingdom, Canada, China, France, and Switzerland (which made up approximately 15.4%, 10.1%, 8.1%, 7.1%, 6.5%, and 6%, respectively, of the Index’s market capitalization). The Fund invests all, or substantially all, of its assets in the common stocks included in its target index.
• Vanguard Variable Insurance Funds Total Bond Market Index Portfolio seeks to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Bloomberg U.S. Aggregate Float Adjusted Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than one year. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index. As of the Portfolio’s fiscal year ended December 31, 2022, the dollar-weighted average maturity of the Index was 8.5 years.

• Vanguard Total International Bond Index Fund seeks to track the performance of the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). This Index provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar and with maturities of more than one year. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the Fund will attempt to hedge its foreign currency exposure. The Fund maintains a dollar-weighted average maturity consistent with that of the Index. As of the Fund’s fiscal year ended December 31, 2022, the dollar-weighted average maturity of the Index was 8.9 years.
Through their limited investments in actively managed underlying funds, each Allocation Portfolio is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause an underlying fund—and, thus, the Portfolio itself—to underperform relevant benchmarks or other funds with a similar investment objective.
Through their investments in the underlying index funds, each Allocation Portfolio is subject, to a limited extent, to index sampling risk. Index sampling risk is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.
Other Investment Policies and Risks
Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the underlying funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
Each Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.

Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
Each Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: Each Portfolio's shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. A Portfolio may sell shares of the underlying funds regardless of how long they have been held. The historical turnover rates for a Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that a Portfolio had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Portfolios and Vanguard
Each Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Portfolios and Vanguard, the Portfolios’ direct expenses may be offset by (1) the Portfolios’ contributions to the costs of operating the underlying Vanguard funds in which the Portfolios invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolios' operation.
Accordingly, all expenses for services provided by Vanguard to the Portfolios and all other expenses incurred by the Portfolios are expected to be borne by the underlying funds. The Portfolios’ shareholders bear the fees and expenses associated with the Portfolios’ investments in the underlying funds.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Portfolios receive investment advisory services indirectly, by investing in other Vanguard funds. The Vanguard Group, Inc., P. O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to each Portfolio, a fund of funds, through its Equity Index Group by (1) maintaining the Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the underlying funds. Vanguard’s Investment

Strategy Group establishes and reviews the asset allocation targets of the Portfolios and determines whether any changes are required to best enable each Portfolio to achieve its investment objective. The Equity Index Group implements the asset allocation targets and performs other portfolio management functions for the Portfolios. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets. Vanguard provides investment advisory services to the Portfolios pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolios’ sponsor and overall manager, Vanguard may provide investment advisory services to a Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolios may rely on the new SEC relief.
For a discussion of why the Board approved each Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolios are:

Roger A. Aliaga-Diaz, Ph.D., Portfolio Manager, Investment Strategy Group, at Vanguard. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since February 2023, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since February 2023. Education: B.A., Universidad Nacional de Córdoba, Argentina; Ph.D., North Carolina State University.

Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since February 2023. Education: B.S., Pennsylvania State University.

Michael R. Roach, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2000, previously managed investment portfolios from 2009-2019, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since February 2023. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Portfolios' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolios.
Taxes
Each Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in a Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.

Each Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolios must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolios’ Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of a Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolios do not sell or redeem shares. The underlying Vanguard funds in which the Portfolios invest also do not calculate their NAV on days when the NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Each Portfolio’s NAV is calculated based upon the values of each underlying fund in which the Portfolio invests. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any underlying fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF shares held by the Portfolio are based on the market value of the shares. The prospectus for each underlying fund explains the circumstances under which each underlying fund will use fair-value pricing and the effects of doing so.
Each Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for each Portfolio are net of the Portfolio’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Conservative Allocation Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$28.60	$28.40	$26.53	$24.02	$25.84
Investment Operations
Net Investment Income[1]	.456	.613	.499	.660	.581
Capital Gain Distributions Received[1]	.295	.345	.123	.117	.100
Net Realized and Unrealized Gain (Loss) on Investments	(4.840)	.664	2.266	2.921	(1.417)
Total from Investment Operations	(4.089)	1.622	2.888	3.698	(.736)
Distributions
Dividends from Net Investment Income	(.639)	(.440)	(.631)	(.585)	(.519)
Distributions from Realized Capital Gains	(1.122)	(.982)	(.387)	(.603)	(.565)
Total Distributions	(1.761)	(1.422)	(1.018)	(1.188)	(1.084)
Net Asset Value, End of Period	$22.75	$28.60	$28.40	$26.53	$24.02
Total Return	-14.90%	5.99%	11.73%	15.83%	-2.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$432	$549	$521	$425	$321
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.17%	1.90%	2.61%	2.33%
Portfolio Turnover Rate	10%	12%	27%	10%	18%

1	Calculated based on average shares outstanding.

Moderate Allocation Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$33.89	$32.45	$30.12	$26.46	$29.35
Investment Operations
Net Investment Income[1]	.533	.691	.552	.720	.634
Capital Gain Distributions Received[1]	.443	.470	.184	.199	.148
Net Realized and Unrealized Gain (Loss) on Investments	(6.147)	1.977	2.976	4.106	(2.142)
Total from Investment Operations	(5.171)	3.138	3.712	5.025	(1.360)
Distributions
Dividends from Net Investment Income	(.723)	(.496)	(.720)	(.657)	(.577)
Distributions from Realized Capital Gains	(1.346)	(1.202)	(.662)	(.708)	(.953)
Total Distributions	(2.069)	(1.698)	(1.382)	(1.365)	(1.530)
Net Asset Value, End of Period	$26.65	$33.89	$32.45	$30.12	$26.46
Total Return	-15.93%	10.07%	13.77%	19.53%	-4.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$550	$742	$680	$532	$400
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.88%	2.09%	1.89%	2.54%	2.25%
Portfolio Turnover Rate	11%	10%	26%	13%	20%

1	Calculated based on average shares outstanding.

General Information
Each Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in a Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of a Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of a Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from a Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, each Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, each Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, a Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.

Each Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, each Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Portfolio’s behalf. Each Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolios’ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolios’ portfolio holdings.
Each Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
Each Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.

CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and Bloomberg U.S. Aggregate Float Adjusted Index and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Conservative and Moderate Allocation Portfolios are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Conservative and Moderate Allocation Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Conservative and Moderate Allocation Portfolios particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which is determined, composed and calculated by BISL without regard to Vanguard or the Conservative and Moderate Allocation Portfolios. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Conservative and Moderate Allocation Portfolios into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative and Moderate Allocation Portfolios to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Conservative and Moderate Allocation Portfolios customers, in connection with the administration, marketing or trading of the Conservative and Moderate Allocation Portfolios.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CONSERVATIVE AND MODERATE ALLOCATION PORTFOLIOS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CONSERVATIVE AND MODERATE ALLOCATION PORTFOLIOS OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Glossary of Investment Terms
Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.
Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.
Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg U.S. Aggregate Float Adjusted Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings and maturities of 1 year or more. This Index weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money by a specific date and generally to make interest payments in the meantime.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio's investment activities and distribution policies, after expenses.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Fund of Funds. A fund that pursues its objective by investing in other funds.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. Each Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolios' board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be below investment-grade. These high-risk corporate bonds have a credit quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Conservative Allocation and Moderate Allocation Portfolios, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolios and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolios or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the Securities and Exchange Commission (SEC)
Reports and other information about the Portfolios are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolios' Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 710 042023

Vanguard Variable Insurance Funds
Diversified Value Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	15
Financial Highlights	17
General Information	18
Glossary of Investment Terms	21

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.29%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 25% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Diversified Value Portfolio (the Diversified Value Portfolio) invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from large- and mid- capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics
2

similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Diversified Value Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	19.06%	June 30, 2020
Lowest	-25.72%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Diversified Value Portfolio	-11.49%	8.08%	10.08%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	-7.54%	6.67%	10.29%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisors
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Lazard Asset Management LLC (Lazard)
3

Portfolio Managers
George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Portfolio since 2019.
Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Portfolio since 2019.
Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Portfolio since 2019.
Henry Ross Seiden, Managing Director of Lazard. He has co-managed a portion of the Portfolio since 2022.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
4

More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Diversified Value Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Diversified Value Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the
5

Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $101 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Diversified Value Portfolio generally fits into the large-cap value category.

The Portfolio is subject to investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
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Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio. Different advisors may reach different conclusions on the same security.
Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor’s opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields.
Hotchkis and Wiley invests mainly in large-cap common stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on investment parameters such as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
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Lazard employs a relative value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
The ability of an advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, an advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in undervalued common stocks, the Portfolio may make other kinds of investments to achieve its investment objective.
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of
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investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Vanguard Group, Inc. (Vanguard) administers a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. The Portfolio may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may also purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably
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priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because
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the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within
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a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
• Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, is an investment advisory firm founded in 1980. As of December 31, 2022, Hotchkis and Wiley managed approximately $28.3 billion in assets. Hotchkis and Wiley has managed a portion of the Portfolio since 2019.
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• Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co., LLC. As of December 31, 2022, Lazard managed approximately $184 billion in assets. Lazard has managed a portion of the Portfolio since 2019.
The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Portfolio relative to that of the Russell 1000 Value Index (for Hotchkis and Wiley) or the S&P 500 Index (for Lazard), over the preceding 60-month period (a 36-month period for Lazard). When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2022, the aggregate advisory fee represented an effective annual rate of 0.12% of the Portfolio’s average net assets before a performance-based increase of 0.01%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
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George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since 1983, has been with Hotchkis and Wiley since 1988, and has co-managed a portion of the Portfolio since 2019. Education: B.A. and M.B.A., Stanford University.
Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since joining Hotchkis and Wiley in 2001, has managed investment portfolios since 2004, and has co-managed a portion of the Portfolio since 2019. Education: B.A., Georgetown University; M.B.A., Columbia University.
Andrew Lacey, Deputy Chairman of Lazard. He has worked in investment management for Lazard since 1995 and has co-managed a portion of the Portfolio since 2019. Education: B.A., Wesleyan University; M.B.A., Columbia University.
Henry Ross Seiden, Managing Director of Lazard. He has worked in investment management since 2006, has been with Lazard since 2010, has managed investment portfolios since 2015, and has co-managed a portion of the Portfolio since 2022. Education: B.B.A., University of Michigan.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the
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separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares,
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including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Diversified Value Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.45	$13.74	$16.45	$14.33	$17.04
Investment Operations
Net Investment Income[1]	.204	.183	.209	.364	.412
Net Realized and Unrealized Gain (Loss) on Investments	(2.034)	3.940	.133	3.135	(1.872)
Total from Investment Operations	(1.830)	4.123	.342	3.499	(1.460)
Distributions
Dividends from Net Investment Income	(.181)	(.174)	(.409)	(.462)	(.423)
Distributions from Realized Capital Gains	(1.429)	(.239)	(2.643)	(.917)	(.827)
Total Distributions	(1.610)	(.413)	(3.052)	(1.379)	(1.250)
Net Asset Value, End of Period	$14.01	$17.45	$13.74	$16.45	$14.33
Total Return	-11.49%	30.47%	11.78%	25.70%	-9.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,070	$1,229	$951	$974	$887
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.28%	0.28%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.14%	1.70%	2.39%	2.58%
Portfolio Turnover Rate	25%	25%	34%	117%	18%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, (0.03%), and (0.03%).
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow
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money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.

CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Diversified Value Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 278 042023

Vanguard Variable Insurance Funds
Equity Income Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	16
Financial Highlights	18
General Information	19
Glossary of Investment Terms	22

Portfolio Summary
Investment Objective
The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.30%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 46% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Equity Income Portfolio (the Equity Income Portfolio) invests mainly in common stocks of mid-size and large companies whose stocks typically pay above-average levels of dividend income and are, in the opinion of the purchasing advisor, undervalued relative to similar stocks. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from mid- and large- capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare
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with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Equity Income Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.78%	December 31, 2022
Lowest	-22.71%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Equity Income Portfolio	-0.66%	8.51%	11.58%
FTSE High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	-0.32%	8.28%	11.66%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisors
Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard)
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Portfolio Managers
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Portfolio since July 2022 (co-managed since 2021).
Sharon Hill, Ph.D., Senior Portfolio Manager and head of the Alpha Equity Global and Income Investment team within Vanguard’s Quantitative Equity Group. She has managed a portion of the Portfolio since 2021.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Equity Income Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Equity Income Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $110 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Equity Income Portfolio generally fits into the large-cap value category.

The Portfolio is subject to investment style risk, which is the chance that returns from mid- and large-capitalization dividend-paying value stocks will trail returns from the overall stock market. Mid- and large-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
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Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio invests mainly in common stocks of mid-size and large companies whose stocks typically pay above-average dividends. At the time of purchase by the Portfolio, a stock can be out of favor with the investment community. Stocks purchased by the Portfolio are generally expected to produce an above-average level of current income and to have the potential for long-term capital appreciation.
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio. Different advisors may reach different conclusions on the same security. Each advisor uses a different process to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor’s opinion, have the potential for long-term capital appreciation.
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Wellington Management employs a fundamental security analysis approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard constructs a diversified portfolio of dividend-paying stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Portfolio’s benchmark, the FTSE High Dividend Yield Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed and is managed by Vanguard’s Quantitative Equity Group and is reviewed and enhanced on an ongoing basis. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
The ability of an advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, an advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in dividend-paying stocks, the Portfolio may make other kinds of investments to achieve its investment objective.
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities,
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the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Portfolio may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Vanguard administers a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. The Portfolio may invest these assets in equity futures, which are a type of derivative, and/or shares of
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exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may also purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap
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stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
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See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Board.
• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Quantitative Equity Group. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal
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quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
Vanguard provides investment advisory services to the Portfolio pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
For the fiscal year ended December 31, 2022, the aggregate advisory fees and expenses represented an effective annual rate of 0.08% of the Portfolio’s average net assets before a performance-based increase of 0.01%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since joining Wellington Management in 2004, has managed investment portfolios since 2019, and has managed a portion of the Portfolio since July 2022 (co-managed since 2021). Education: B.A., University of Pennsylvania.
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Sharon Hill, Ph.D., Senior Portfolio Manager and head of the Alpha Equity Global and Income Investment team within Vanguard’s Quantitative Equity Group. She has been with Vanguard since August 2019, has worked in investment management since 2000, has managed investment portfolios since 2009, and has managed a portion of the Portfolio since 2021. Education: B.S., City University of New York at Brooklyn College; M.S. and Ph.D., University of Connecticut.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster,
16

economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Equity Income Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.81	$23.07	$24.17	$21.24	$24.64
Investment Operations
Net Investment Income[1]	.665	.625	.595	.619	.620
Net Realized and Unrealized Gain (Loss) on Investments	(.756)	5.089	(.305)	4.319	(1.977)
Total from Investment Operations	(.091)	5.714	.290	4.938	(1.357)
Distributions
Dividends from Net Investment Income	(.687)	(.506)	(.618)	(.586)	(.562)
Distributions from Realized Capital Gains	(2.922)	(.468)	(.772)	(1.422)	(1.481)
Total Distributions	(3.609)	(.974)	(1.390)	(2.008)	(2.043)
Net Asset Value, End of Period	$24.11	$27.81	$23.07	$24.17	$21.24
Total Return	-0.66%	25.33%	3.25%	24.43%	-5.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,978	$1,898	$2,021	$1,834	$1,374
Ratio of Total Expenses to Average Net Assets[2]	0.30%[3]	0.30%	0.30%	0.30%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.73%	2.45%	2.86%	2.76%	2.69%
Portfolio Turnover Rate	46%	41%[4]	40%	33%	36%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and (0.00%).
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.30%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under
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board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE High Dividend Yield Index. An index that tracks common stocks of U.S. companies that have paid above-average dividends for the previous 12 months, excluding REITs.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
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Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Equity Income Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 108 042023

Vanguard Variable Insurance Funds
Equity Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	13
Financial Highlights	15
General Information	16
Glossary of Investment Terms	20

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.14%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 5% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Equity Index Portfolio (the Equity Index Portfolio) employs an indexing investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index tracks a subset of the U.S. stock market, which could cause the Portfolio to perform differently from the overall stock market. In addition, the Portfolio’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
• Index replicating risk, which is the chance that the Portfolio may be prevented from holding one or more securities in the same proportion as in its target index.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and another comparative index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns
2

are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Equity Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	20.53%	June 30, 2020
Lowest	-19.66%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Equity Index Portfolio	-18.23%	9.27%	12.40%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Donald M. Butler, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2016.
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Michelle Louie, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since 2017.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
4

More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Equity Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Equity Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
5

interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Portfolio will invest all, or substantially all (but in no event less than 80%), of its assets in stocks that make up its target index. The Portfolio may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index tracks a subset of the U.S. stock market, which could cause the Portfolio to perform differently from the overall stock market. In addition, the Portfolio's target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $150 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Equity Index Portfolio generally fits into the large-cap blend category.

The Portfolio is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
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Security Selection
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. As of December 31, 2022, these stocks represented approximately 80% of the market value of all U.S. common stocks. In seeking to fully replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the Standard & Poor’s 500 Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company.
The actual stocks that make up the Index are chosen by Standard & Poor’s. The Index is weighted according to the market capitalization of the stocks it holds, so that the stocks with the highest market values represent the largest portion of the Index and have the greatest influence on its performance.

The Portfolio is subject to Index replicating risk, which is the chance that the Portfolio may be prevented from holding one or more securities in the same proportion as in its target index.
The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.
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The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Portfolio will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including equity futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to
8

engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
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See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Equity Index Group pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
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For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1997, and has co-managed the Portfolio since 2016. Education: B.S.B.A., Shippensburg University.
Michelle Louie, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2010, has worked in investment management since 2011, has managed investment portfolios since 2016, and has co-managed the Portfolio since 2017. Education: B.S., The American University; M.B.A., Georgia Institute of Technology.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and
12

income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
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A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Equity Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$65.47	$53.76	$47.70	$38.03	$41.17
Investment Operations
Net Investment Income[1]	.806	.738	.798	.805	.804
Net Realized and Unrealized Gain (Loss) on Investments	(12.244)	13.978	7.014	10.791	(2.556)
Total from Investment Operations	(11.438)	14.716	7.812	11.596	(1.752)
Distributions
Dividends from Net Investment Income	(.758)	(.754)	(.806)	(.834)	(.703)
Distributions from Realized Capital Gains	(2.534)	(2.252)	(.946)	(1.092)	(.685)
Total Distributions	(3.292)	(3.006)	(1.752)	(1.926)	(1.388)
Net Asset Value, End of Period	$50.74	$65.47	$53.76	$47.70	$38.03
Total Return	-18.23%	28.55%	18.20%	31.30%	-4.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,592	$9,354	$7,555	$6,458	$4,934
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.25%	1.73%	1.87%	1.94%
Portfolio Turnover Rate	5%	4%	8%	4%	5%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Variable Insurance Funds Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Variable Insurance Funds Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Funds Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Variable Insurance Funds Equity Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Funds Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Variable Insurance Funds Equity Index Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Funds Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Funds Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Funds Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VARIABLE INSURANCE FUNDS EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
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Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Equity Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 107 042023

Vanguard Variable Insurance Funds
Growth Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	15
Financial Highlights	17
General Information	19
Glossary of Investment Terms	22

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.34%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 33% of the average value of its portfolio.
1

Principal Investment Strategies
Vanguard Variable Insurance Funds Growth Portfolio (the Growth Portfolio) invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
• Asset concentration risk, which is the chance that, because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.
• Nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	30.07%	June 30, 2020
Lowest	-23.90%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Growth Portfolio	-33.37%	8.55%	12.49%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14%	10.96%	14.10%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
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Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the Portfolio since 2021 (managed a portion of the Portfolio since 2010).
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Growth Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the
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Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Market Exposure
The Portfolio invests primarily in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $123 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Growth Portfolio generally fits into the large-cap growth category.

The Portfolio is subject to investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.
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Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio invests mainly in common stocks of companies that, in the advisor’s opinion, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Portfolio generally focuses on companies that are considered large-cap by the Portfolio’s investment advisor.
The Portfolio's advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. The advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio.
The advisor employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The advisor identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.
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The Portfolio is subject to asset concentration risk, which is the chance that, because the Portfolio tends to invest a high percentage of assets in its ten largest holdings, the Portfolio's performance may be hurt disproportionately by the poor performance of relatively few stocks.

The Portfolio is subject to nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
As of December 31, 2022, the Portfolio had invested 45.9% of its assets in its top ten holdings. The Portfolio’s overall makeup may differ substantially from that of the broad stock market in terms of industry weightings and market capitalization.
The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in large-capitalization growth stocks, the Portfolio may make other kinds of investments to achieve its investment objective.
Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities,
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the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Portfolio may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may also purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the
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Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some
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cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits
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in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Portfolio. Wellington Management is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Board.
The Portfolio pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the Russell 1000 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.

Prior to March 2021, Jackson Square Partners, LLC, provided investment advisory services for a portion of the Portfolio.
For the fiscal year ended December 31, 2022, the aggregate advisory fee represented an effective annual rate of 0.15% of the Portfolio’s average net assets before a performance-based decrease of 0.06%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance
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Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The manager primarily responsible for the day-to-day management of the Portfolio is:
Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed the Portfolio since 2021 (managed a portion of the Portfolio since 2010). Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.
The Portfolio's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not
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meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
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A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
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Vanguard Growth Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$38.27	$35.94	$26.95	$22.82	$23.99
Investment Operations
Net Investment Income (Loss)[1]	.060	(.013)	.033	.108	.113
Net Realized and Unrealized Gain (Loss) on Investments	(10.288)	5.826	10.536	7.119	.038
Total from Investment Operations	(10.228)	5.813	10.569	7.227	.151
Distributions
Dividends from Net Investment Income	—	(.013)	(.104)	(.108)	(.080)
Distributions from Realized Capital Gains	(9.912)	(3.470)	(1.475)	(2.989)	(1.241)
Total Distributions	(9.912)	(3.483)	(1.579)	(3.097)	(1.321)
Net Asset Value, End of Period	$18.13	$38.27	$35.94	$26.95	$22.82
Total Return	-33.37%	17.86%	43.09%	33.82%	0.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$856	$1,337	$1,247	$791	$598
Ratio of Total Expenses to Average Net Assets[2]	0.34%[3]	0.41%	0.41%[3]	0.40%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.04)%	0.11%	0.43%	0.45%
Portfolio Turnover Rate	33%	66%	41%	32%	47%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.06%), 0.02%, 0.01%, 0.01%, and 0.00%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements are 0.34% and 0.40% for 2022 and 2020 respectively.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding
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shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 companies with higher price/book ratios and higher predicted growth rates.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 109 042023

Vanguard Variable Insurance Funds
Global Bond Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	20
Financial Highlights	21
General Information	22
Glossary of Investment Terms	26

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%
Example
The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses (of the Portfolio and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
Portfolio Turnover
The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual
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portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Variable Insurance Funds Global Bond Index Portfolio (the Global Bond Index Portfolio) invests in a mix of Vanguard mutual funds and Vanguard Variable Insurance Funds (VVIF) portfolios (underlying funds) according to an asset-allocation strategy that reflects an allocation of approximately 70% of the Portfolio’s assets to domestic fixed income securities and 30% to non-U.S. fixed income securities. Through this asset allocation strategy, the Portfolio seeks to track the investment performance of the Global Bond Composite Index, a composite index consisting of 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).

The Portfolio currently employs this strategy by investing in one Vanguard mutual fund and one VVIF portfolio. The Portfolio’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure).

Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in underlying funds that together seek to track the Portfolio’s target index.

The board of trustees of Vanguard Variable Insurance Funds may change the mix of underlying funds or the targeted allocation to the underlying asset classes and index without shareholder approval.
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Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range, like the fluctuations of the global fixed income market. The Portfolio is subject to the following risks, which could affect the Portfolio's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because the underlying funds primarily invest in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes.
• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return.
• Income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, which may reduce the Portfolio’s income.
• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by an underlying fund. The underlying fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates.
• Liquidity risk, which is the chance that an underlying fund may not be able to sell a security in a timely manner at a desired price.
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• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Because an underlying fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of the underlying fund’s investments in that area.
• Currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.
• Nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. One of the underlying funds is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers.
• Index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund's target index.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a composite index and another comparative index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
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Annual Total Returns — Global Bond Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	3.00%	June 30, 2019
Lowest	-5.72%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Global Bond Index Portfolio	-13.13%	-0.12%	-0.14%	9/7/2017
Global Bond Composite Index in USD (reflects no deduction for fees, expenses, or taxes)	-12.94%	0.04%	0.01%
Bloomberg Global Aggregate Float Adjusted Index Hedged in USD (reflects no deduction for fees, expenses, or taxes)	-11.61	0.39	0.38
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Portfolio since its inception in 2017.
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Global Bond Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Global Bond Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
7

interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote. As a “fund of funds,” the Portfolio seeks to achieve its investment objective by investing in other Vanguard funds. Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in underlying funds that together seek to track the Portfolio’s target index. The Portfolio may change its 80% policy only upon 60 days’ notice to shareholders.
Market Exposure
To achieve exposure to fixed income securities, the Portfolio invests in shares of other mutual funds.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States.
Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Portfolio is subject to country/regional risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Because the underlying funds in which the Portfolio invests may invest a large portion of their assets in bonds of issuers located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of the underlying funds’ investments in that area.
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The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because the underlying funds primarily invest in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.
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Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Changes in interest rates can affect bond income as well as bond prices.

The Portfolio is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
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Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other problems for bond fund investors—bond calls and prepayments.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, which may reduce the Portfolio’s income.

The Portfolio is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by an underlying fund. The underlying fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income.
Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities.
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The Portfolio is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates.
Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

The Portfolio is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return.
The credit quality of most of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the Portfolio should be low.

The Portfolio is subject to liquidity risk, which is the chance that an underlying fund may not be able to sell a security in a timely manner at a desired price.
Corporate bonds are traded among dealers and brokers that connect buyers with sellers. Liquidity in the corporate bond market may be challenged depending on overall economic conditions and credit tightening.There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.
To a limited extent, the Portfolio is also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.

The Portfolio is subject to currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.
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Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio is a fund of funds that invests in a mix of Vanguard Variable Insurance Funds portfolios and Vanguard mutual funds (underlying funds) according to an asset-allocation strategy that reflects an allocation of approximately 70% of its assets to domestic fixed income securities and 30% of its assets to non-U.S. fixed income securities. The Board allocates the Portfolio’s assets among the underlying funds based on the Portfolio’s investment objective and allocation strategy. The Board may authorize the Portfolio to add or remove underlying funds without shareholder approval. Additionally, the Board may increase or decrease the percentage of assets invested in any particular underlying fund without advance notice to shareholders.
The following paragraphs briefly describe the asset classes in which the Portfolio currently invests through its underlying funds.
• U.S. fixed income securities generally consist of fixed income securities included in the Bloomberg U.S. Aggregate Float Adjusted Index. The Bloomberg U.S. Aggregate Float Adjusted Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Portfolio currently intends to obtain this exposure by investing in Vanguard Variable Insurance Funds Total Bond Market Index Portfolio.
• Non-U.S. fixed income securities generally consist of fixed income securities included in the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). This Index provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar (but hedged by Vanguard, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure) and with maturities of more than 1 year. The Portfolio currently intends to obtain this exposure by investing in Vanguard Total International Bond Index Fund.

The Portfolio is subject to index sampling risk, which is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.
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Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.

The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Each underlying fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the underlying funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
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Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
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• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell shares of the underlying funds regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to
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generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Portfolio and Vanguard, the Portfolio’s direct expenses may be offset by (1) the Portfolio’s contributions to the costs of operating the underlying Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operation.
Accordingly, all expenses for services provided by Vanguard to the Portfolio and all other expenses incurred by the Portfolio are expected to be borne by the underlying funds. The Portfolio’s shareholders bear the fees and expenses associated with the Portfolio's investments in the underlying funds.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds. The Vanguard Group, Inc., P. O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio, a fund of funds, through its Fixed Income Group by (1)
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maintaining the Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the underlying funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets. Vanguard provides investment advisory services to the Portfolio pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The manager primarily responsible for the day-to-day management of the Portfolio is:
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Portfolio since its inception in 2017. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Portfolio's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
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Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. The underlying Vanguard funds in which the Portfolio invests also do not calculate their NAV on days when the
19

NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The Portfolio’s NAV is calculated based upon the values of each underlying fund in which the Portfolio invests. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any underlying fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF shares held by the Portfolio are based on the market value of the shares. The prospectus for each underlying fund explains the circumstances under which each underlying fund will use fair-value pricing and the effects of doing so.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Global Bond Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.30	$22.40	$21.41	$20.07	$19.97
Investment Operations
Net Investment Income[1]	.352	.498	.437	.571	.462
Capital Gain Distributions Received[1]	.098	.165	.011	—	.020
Net Realized and Unrealized Gain (Loss) on Investments	(3.193)	(1.083)	.962	1.100	(.327)
Total from Investment Operations	(2.743)	(.420)	1.410	1.671	.155
Distributions
Dividends from Net Investment Income	(.531)	(.390)	(.338)	(.306)	(.051)
Distributions from Realized Capital Gains	(.196)	(.290)	(.082)	(.025)	(.004)
Total Distributions	(.727)	(.680)	(.420)	(.331)	(.055)
Net Asset Value, End of Period	$17.83	$21.30	$22.40	$21.41	$20.07
Total Return	-13.13%	-1.84%	6.67%	8.41%	0.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$386	$465	$438	$232	$163
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.32%	1.98%	2.73%	2.34%
Portfolio Turnover Rate	11%	7%	16%	12%	10%

1	Calculated based on average shares outstanding.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding
23

shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and the Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and Bloomberg Global Aggregate Float Adjusted Index Hedged USD (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Global Bond Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Global Bond Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which is determined, composed and calculated by BISL without regard to Vanguard or the Global Bond Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Global Bond Index Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Global Bond Index Portfolio customers, in connection with the administration, marketing or trading of the Global Bond Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE GLOBAL BOND INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE GLOBAL BOND INDEX PORTFOLIO OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.
Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg Global Aggregate Float Adjusted Index. A custom, market-weighted, USD-hedged index designed to track the global investment-grade bond market, composed of the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money by a specific date and generally to make interest payments in the meantime.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio's investment activities and distribution policies, after expenses.
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Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.
Fund of Funds. A fund that pursues its objective by investing in other funds.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
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Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be below investment-grade. These high-risk corporate bonds have a credit quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”
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Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Global Bond Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 804 042023

Vanguard Variable Insurance Funds
High Yield Bond Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	21
Financial Highlights	23
General Information	24
Glossary of Investment Terms	28

Portfolio Summary
Investment Objective
The Portfolio seeks to provide a high level of current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.23%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.25%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 34% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds High Yield Bond Portfolio (the High Yield Bond Portfolio) invests primarily in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit quality ratings. Under normal circumstances, the Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. (Moody’s); have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisors.

The Portfolio may not invest more than 20% of its assets in any of the following, in the aggregate: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed- and floating-rate loans of medium- to lower-range credit quality. The loans in which the Portfolio may invest will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisors. The Portfolio’s high-yield bonds and loans mostly have short- and intermediate-term maturities.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance, and the level of risk may vary based on market conditions:
• Credit risk, which is the chance that a bond or loan issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline. Credit risk should be high for the Portfolio because it invests primarily in junk bonds.
• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk should be moderate to high for the Portfolio, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also
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increase the Portfolio’s turnover rate. Call risk should be high for the Portfolio because of the high percentage of callable bonds.
• Interest rate risk, which is the chance that bond or loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk should be low to moderate for the Portfolio.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the communication sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
Because of the speculative nature of junk bonds, you should carefully consider the risks associated with this Portfolio.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and a composite index, which have investment characteristics similar to those of the Portfolio. The High-Yield Corporate Composite Index is weighted 95% in the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and 5% in the Bloomberg U.S. 1–5 Year Treasury Bond Index.The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio
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will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — High Yield Bond Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.45%	June 30, 2020
Lowest	-10.73%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	-9.23%	2.27%	3.64%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses, or taxes)	-11.19%	2.31%	4.03%
High-Yield Corporate Composite Index (reflects no deduction for fees, expenses, or taxes)	-10.32	2.54	3.87
Investment Advisors
Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Michael L. Hong, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has managed the Portfolio since 2008, and has co-managed the Portfolio since 2022.
Elizabeth H. Shortsleeve, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has co-managed a portion of the Portfolio since 2022.
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Michael Chang, CFA, Portfolio Manager at Vanguard. He has managed the Portfolio since 2008 and co-managed a portion of the Portfolio since 2022.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The High Yield Bond Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The High Yield Bond Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Portfolio invests primarily in a diversified mix of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”— with medium- and lower-range credit quality ratings. The Portfolio also invests in fixed- and floating-rate loans of medium- to lower-range credit quality. The Portfolio's high-yield bonds and loans mostly have short- and intermediate-term maturities. As a result of this investment strategy, the Portfolio is subject to certain risks.
Plain Talk About High-Yield Bonds
High-yield bonds, or “junk bonds,” are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated “below investment-grade” by independent rating agencies and are considered speculative. Because they have greater credit risk than investment-grade bonds, similar maturity high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, a merger, or a leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers. Conversely, an issuer’s improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

Because of its significant investments in junk bonds and loans, the Portfolio is subject to high credit risk, which is the chance that a bond or loan issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond or loan to decline.
For more information about credit risk, see Security Selection.

The Portfolio is subject to interest rate risk, which is the chance that bond or loan prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
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In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have short- and intermediate-term average maturity.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.
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Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

The Portfolio is subject to income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. A portfolio's income declines when interest rates fall because the portfolio then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
In general, income risk is higher for short-term bond funds and lower for long-term bond funds. Accordingly, the Portfolio should have a moderate to high level of income risk
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Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

Although falling interest rates tend to strengthen bond prices, they can cause other problems for bond investors—bond calls and prepayments.
The Portfolio is subject to prepayment risk on fixed- and floating-rate loans, which is the chance that during periods of falling interest rates, issuers of loans may prepay the loan principal before its maturity date. The Portfolio would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. Call risk should be high for the Portfolio because of the high percentage of callable bonds.

The Portfolio is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk should be low to moderate for the Portfolio.
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Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of investments for the Portfolio.
Wellington Management uses a process that combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. The portfolio managers establish sector allocation, duration, and risk guidelines and use Wellington Management’s in-house fixed income credit analysts for bottom-up analysis and security recommendations. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation. Final buy/sell decisions are made by the portfolio managers based on relative valuation and fundamental credit research.
Vanguard’s actively managed fixed income funds use a portfolio manager-driven process that combines bottom-up fundamental research with top-down strategy. Vanguard’s high-yield team leverages the insights of Vanguard’s Global Rates and Credit teams to develop the outlook for the high-yield sector, while dedicated portfolio managers, traders, and credit analysts are responsible for bottom-up analysis and security recommendations. Security selection decisions are based on a proprietary assessment of issuers and securities to identify durable business models and minimize or avoid excess credit losses and defaults over a market cycle. Risk optimization measures are present throughout the investment
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process, and the Fixed Income Group’s Senior Investment Committee provides governance and oversight. Securities are bought and sold based on the portfolio manager’s judgements about a security’s fundamentals, technical factors, valuation, and contribution to the overall portfolio while controlling for downside risk.
The Portfolio may invest up to 10% of its assets in trust-preferred securities, which are preferred securities issued by a special purpose trust that holds subordinated debt of the trust’s corporate parent. The interest received by the trust from the debt issued by the corporate parent is distributed to the holders of the trust-preferred securities. A trust-preferred security has characteristics of both a debt security and an equity security and generally will have the same risks as these types of securities, including market, credit, interest rate, and call risks. Trust-preferred securities typically are subordinated to the bonds and other obligations of the parent company and, therefore, may be subject to greater credit risk than such bonds and obligations.
The Portfolio may invest up to 20% of its assets in government securities and/or bonds that are rated Baa or above by Moody’s; have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisors. These are commonly referred to as investment-grade securities.
The Portfolio will only invest in bonds and loans that, at the time of initial investment, are rated Caa or above by Moody’s; have an equivalent rating by any other independent bond rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisors. However, the Portfolio may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Portfolio.
Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Credit risk is expected to be high for the Portfolio because it invests primarily in bonds with medium- and lower-range credit quality ratings.
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Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies but to use these ratings in conjunction with the advisors’ own independent and ongoing review of credit quality.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the communication sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
As of December 31, 2022, the Portfolio’s holdings had the following credit quality characteristics:
Credit Quality	Percentage of Portfolio’s Net Assets[1]
Aaa	7.8%
Aa	0.0
A	0.1
Baa	5.9
Ba	44.0
B	35.6
Caa	3.5
Ca	0.0
C	0.0
Not Rated	3.3

1 Due to rounding and/or temporary cash investments, the total percentage may not be equal to 100%.
Bonds that are rated below Baa by Moody’s or have an equivalent rating, such as those held by the Portfolio, are classified as non-investment-grade. These bonds carry a high degree of risk and are considered speculative by the major rating agencies. Because of the speculative nature of junk bonds, you should carefully consider the risks associated with the Portfolio before you purchase shares.
To minimize credit risk, the Portfolio normally diversifies its holdings among debt of at least 100 issuers, representing many industries. As of December 31, 2022, the Portfolio held debt of 332 issuers. This diversification should lessen the negative impact to the Portfolio of a particular issuer’s failure to pay either principal or interest.
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The Portfolio is subject to liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
Corporate bonds and loans are traded among dealers and brokers that connect buyers with sellers. Liquidity in the corporate bond and loan markets may be challenged depending on overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds, loans, and other debt securities, which may make them more difficult to value or sell.
The Portfolio may also enter into mortgage-dollar-roll transactions, in which the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Portfolio’s turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Portfolio’s investment objective and risk profile.
Although it has no present plans to do so, the Portfolio may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero-coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).
Other Investment Policies and Risks
In addition to investing in junk bonds, the Portfolio may make other kinds of investments to achieve its investment objective.
    The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
The Portfolio may invest in international U.S. dollar-denominated bonds issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by governments, government agencies, and companies in foreign countries. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.
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The Portfolio may invest in foreign currency bonds, which are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign currency bonds, it intends to hedge its foreign currency exposure to those bonds back to the U.S. dollar. In addition to country risk, the Portfolio is subject to currency hedging risk. Currency hedging risk is the chance that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio’s foreign currency exposure.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio‘s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of the underlying securities or assets.
The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, currency swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisors will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the portfolio only when they may help the advisors to accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are attractively priced.
• Hedge foreign currency exposure or hedge foreign interest rate exposure, adjust the overall credit risk of the Portfolio, or actively overweight or underweight credit risk to specific bond issuers.
• Adjust sensitivity to changes in interest rates.
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The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
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Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate
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action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Portfolio. Wellington Management is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.2 trillion in assets. The firm manages the Portfolio subject to the supervision and oversight of Vanguard and the Board.
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Fixed Income Group. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
Wellington Management’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.
For the fiscal year ended December 31, 2022, the advisory fee paid to Wellington Management represented an effective annual rate of 0.05% of the Portfolio’s average net assets.
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Although the Portfolio is managed in part by Vanguard and in part by Wellington Management, the Portfolio reserves the right to utilize a different manager approach in the future pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the Portfolio.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Michael L. Hong, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1997, and has co-managed the Portfolio since 2022. Education: A.B., Harvard College.
Elizabeth H. Shortsleeve, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2007 and has co-managed a portion of the Portfolio since 2022. Education: B.A., Georgetown University; M.B.A., Dartmouth College.
Michael Chang, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2017, has worked in investment management since 2002, has managed investment portfolios since 2011, and he has co-managed a portion of the Portfolio since 2022. Education: B. Com., University of British Columbia.
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The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus
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liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard High Yield Bond Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.06	$8.12	$8.19	$7.53	$8.13
Investment Operations
Net Investment Income[1]	.345	.337	.353	.410	.420
Net Realized and Unrealized Gain (Loss) on Investments	(1.074)	(.053)	.021	.731	(.636)
Total from Investment Operations	(.729)	.284	.374	1.141	(.216)
Distributions
Dividends from Net Investment Income	(.371)	(.344)	(.444)	(.481)	(.384)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.371)	(.344)	(.444)	(.481)	(.384)
Net Asset Value, End of Period	$6.96	$8.06	$8.12	$8.19	$7.53
Total Return	-9.23%	3.68%	5.67%	15.67%	-2.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$628	$779	$831	$783	$704
Ratio of Total Expenses to Average Net Assets	0.25%[2]	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	4.82%	4.22%	4.57%	5.21%	5.39%
Portfolio Turnover Rate	34%	30%	41%	27%	23%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.25%.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and Bloomberg U.S. Corporate High Yield Bond Index, Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg U.S. 1-5 Year Treasury Bond Index (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the High Yield Bond Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the High-Yield Corporate Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the High Yield Bond Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the High Yield Bond Portfolio into consideration in determining, composing or calculating the High-Yield Corporate Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the High Yield Bond Portfolio customers, in connection with the administration, marketing or trading of the High Yield Bond Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE HIGH YIELD BOND PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE HIGH YIELD BOND PORTFOLIO OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg U.S. Corporate High Yield Bond Index. An index that includes primarily corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor’s); these issues are considered below investment-grade.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money by a specific date and generally to make interest payments in the meantime.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
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Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Non-Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be below investment-grade. These high-risk corporate bonds have a credit quality rating equivalent to or below Moody’s Ba or Standard & Poor’s BB and are commonly referred to as “junk bonds.”
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds High Yield Bond Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 260 042023

Vanguard Variable Insurance Funds
International Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	18
Financial Highlights	20
General Information	21
Glossary of Investment Terms	24

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.41%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 17% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds International Portfolio (the International Portfolio) invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Portfolio is invested in them, small- and mid-capitalization stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. In particular, the Portfolio's investments in Chinese issuers may subject the Portfolio to risks associated with that region, including considerable degrees of social, legal, regulatory, political, and economic uncertainty.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign
2

markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the consumer discretionary sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index, which has investment characteristics similar to those of the Portfolio. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
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Annual Total Returns — International Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.40%	June 30, 2020
Lowest	-17.78%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
International Portfolio	-30.12%	4.45%	7.58%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	-16.00%	0.88%	3.80%
Investment Advisors
Baillie Gifford Overseas Ltd. (Baillie Gifford)

Schroder Investment Management North America Inc. (Schroders)
Portfolio Managers
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed a portion of the Portfolio since 2020.
Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed a portion of the Portfolio since 2016.
James R. Gautrey, CFA, Portfolio Manager at Schroders. He has co-managed a portion of the Portfolio since 2020.
Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Portfolio since 2009 (co-managed since 2020).
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The International Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The International Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the
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Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Market Exposure
The Portfolio invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth.

The Portfolio is subject to investment style risk, which is the chance that returns from non-U.S. growth stocks and, to the extent that the Portfolio is invested in them, small- and mid-cap stocks, will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $44 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The International Portfolio generally fits into the category of large-cap growth stocks of companies located outside the United States.
Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

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The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.
Because it invests mainly in international stocks, the Portfolio is subject to:

Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
When the U.S. dollar falls in value versus other currencies, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

The Portfolio is subject to country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Portfolio may invest a large portion of its assets in securities of companies located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets. The Portfolio’s investments in Chinese issuers may subject the Portfolio to risks associated with that region, including, among others, trading suspensions and government intervention; currency exchange fluctuation or blockages; illiquidity; price volatility and complexity in valuing portfolio holdings; limits on the use of brokers and on foreign ownership; different financial reporting standards; higher dependence on exports and international trade; potential for increased trade tariffs, sanctions, capital controls, embargoes, and other trade limitations; custody risks; potential adverse consequences; and considerable degrees of social, legal, regulatory, political, and economic uncertainty. The Portfolio may also gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to the Chinese company through contractual arrangements instead of equity ownership. VIEs are subject to risks associated with breach of the contractual agreements, including difficulty in enforcing any judgements outside of the United States, and do not offer the same level of investor protection as direct ownership. In addition, the Chinese government could intervene with respect to VIEs or significantly affect the enforceability of the contractual arrangements.
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The Portfolio is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States.
Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The International Portfolio invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor's evaluations of companies and
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their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio. Different advisors may reach different conclusions on the same security.
Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential.
Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium for companies it believes can deliver superior growth.
Schroders seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroders believes that market inefficiencies often drive material differences between underlying company fundamentals and market estimates. Schroders also believes in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint and a robust framework of fundamental risk analysis, is the most reliable means of finding those companies and identifying the growth gap. Schroders leverages the extensive knowledge of, and recommendations generated by, approximately 90 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists. In Schroders’ view, this combination of local expertise and global analysis provides an optimal framework for identifying strong investment candidates and building high-quality efficient portfolios across multiple regions and sectors. While the input of the team’s global sector specialists is an important source of investment ideas and research, the investment “decision making” for the portion of the Portfolio managed by Schroders rests with the portfolio managers.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the consumer discretionary sector subjects the Portfolio to proportionately higher exposure to the risks of this sector.
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The ability of an advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, an advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in stocks of foreign companies, the Portfolio may make other kinds of investments to achieve its investment objective.
The Portfolio may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Portfolio may also invest in convertible securities.
The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
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The Vanguard Group, Inc. (Vanguard) administers a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. The Portfolio may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF Shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may also purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference
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between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
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See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets, subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
• Baillie Gifford Overseas Ltd. (Baillie Gifford), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. It is wholly owned by a Scottish investment company, Baillie Gifford & Co., which was founded in 1908. Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom and manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Portfolio in 2003. As of December 31, 2022, Baillie Gifford & Co. had assets under management that totaled approximately $269 billion.

• Schroder Investment Management North America Inc. (Schroders), 7 Bryant Park, 19th Floor, New York, NY 10018-3706, is a registered investment advisor that is part of a worldwide group of financial services companies that are wholly owned by Schroders plc. As of December 31, 2022, Schroders plc, together with its affiliated companies, managed approximately $887 billion in assets. Schroder Investment Management North America Ltd. (Schroder Limited), 1 London Wall Place, London, EC2Y 5AU, United Kingdom, serves as the sub-advisor for the Schroders portion of the Portfolio.
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The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
Schroders pays a portion of its advisory fee to Schroder Limited for providing sub-advisory services.
For the fiscal year ended December 31, 2022, the aggregate advisory fee represented an effective annual rate of 0.15% of the Portfolio’s average net assets before a performance-based increase of 0.06%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has worked in investment management with Baillie Gifford since 2009, has managed investment portfolios since 2012, and has co-managed a portion of the Portfolio since 2020. Education: B.A., University of Cambridge.
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Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Portfolio since 2016. Education: B.A., Trinity College, Oxford.
James R. Gautrey, CFA, Portfolio Manager at Schroders. He has worked in investment management for Schroders since 2001, has managed assets since 2014, and has co-managed a portion of the Portfolio since 2020. Education: B.Sc., University College London.
Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management since 1999, has managed assets for Schroders since 2001, and has managed a portion of the Portfolio since 2009 (co-managed since 2020). Education: B.Sc., University of Manchester.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the
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IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
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A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard International Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$39.70	$43.57	$29.00	$23.14	$27.34
Investment Operations
Net Investment Income[1]	.269	.345	.158	.371	.367
Net Realized and Unrealized Gain (Loss) on Investments	(11.155)	(1.007)	15.535	6.692	(3.644)
Total from Investment Operations	(10.886)	(.662)	15.693	7.063	(3.277)
Distributions
Dividends from Net Investment Income	(.398)	(.123)	(.397)	(.378)	(.212)
Distributions from Realized Capital Gains	(5.896)	(3.085)	(.726)	(.825)	(.711)
Total Distributions	(6.294)	(3.208)	(1.123)	(1.203)	(.923)
Net Asset Value, End of Period	$22.52	$39.70	$43.57	$29.00	$23.14
Total Return	-30.12%	-1.54%	57.58%	31.22%	-12.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$4,247	$5,897	$4,023	$3,109
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.38%	0.38%	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.06%	0.81%	0.49%	1.43%	1.36%
Portfolio Turnover Rate	17%	21%[3]	22%	14%	16%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.04%, 0.04%, 0.04%, and 0.03%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under
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board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds International Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 110 042023

Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	14
Financial Highlights	16
General Information	17
Glossary of Investment Terms	21

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.16%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.17%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 16% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Mid-Cap Index Portfolio (the Mid-Cap Index Portfolio) employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index tracks a subset of the U.S. stock market, which could cause the Portfolio to perform differently from the overall stock market. In addition, the Portfolio’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Index replicating risk, which is the chance that the Portfolio may be prevented from holding one or more securities in the same proportion as in its target index.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have
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investment characteristics similar to those of the Portfolio. The Spliced Mid Cap Index reflects the performance of the MSCI US Mid Cap 450 Index through January 30, 2013, and the CRSP US Mid Cap Index thereafter. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Mid-Cap Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	24.95%	June 30, 2020
Lowest	-25.82%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Mid-Cap Index Portfolio	-18.82%	7.18%	10.95%
Spliced Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-18.68%	7.34%	11.13%
CRSP US Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	-18.68	7.34	11.13
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Donald M. Butler, CFA, Principal of Vanguard. He has managed the Portfolio since its inception in 1999 (co-managed since 2016).
Awais Khan, CFA, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2021.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Mid-Cap Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Mid-Cap Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the stocks that make up its target index. The Portfolio may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Portfolio invests mainly in common stocks of U.S. companies.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index tracks a subset of the U.S. stock market, which could cause the Portfolio to perform differently from the overall stock market. In addition, the Portfolio's target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $23.2 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Mid-Cap Index Portfolio generally fits into the mid-cap blend category.

The Portfolio is subject to investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap-stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
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Security Selection
The Portfolio is a stock index fund that seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. In seeking to replicate the Index’s performance, the Portfolio intends to hold each of the stocks in the Index in approximately the same proportion as its weighting in the Index. For example, if 3% of the CRSP US Mid Cap Index were made up of the stock of a specific company, the Portfolio would invest approximately 3% of its assets in that company. The actual stocks that make up the Index are chosen by CRSP.

The Portfolio is subject to Index replicating risk, which is the chance that the Portfolio may be prevented from holding one or more securities in the same proportion as in its target index.
The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
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Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.
The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Portfolio will invest more than 5% of its assets in foreign securities.
To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including equity futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
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Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund
9

investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
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Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Equity Index Group pursuant to the Funds' Service Agreement and
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subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1997, and has managed the Portfolio since its inception in 1999 (co-managed since 2016). Education: B.S.B.A., Shippensburg University.
Awais Khan, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2010; has worked in investment management since 2012; and has co-managed the Portfolio since July 2021. Education: B.S./B.S.B.A., University of North Carolina at Charlotte.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
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Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
13

Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster,
14

economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Mid-Cap Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.48	$25.77	$24.03	$20.23	$23.72
Investment Operations
Net Investment Income[1]	.319	.284	.325[2]	.334	.343
Net Realized and Unrealized Gain (Loss) on Investments	(5.464)	5.642	3.047	5.621	(2.386)
Total from Investment Operations	(5.145)	5.926	3.372	5.955	(2.043)
Distributions
Dividends from Net Investment Income	(.282)	(.318)	(.344)	(.350)	(.286)
Distributions from Realized Capital Gains	(2.673)	(1.898)	(1.288)	(1.805)	(1.161)
Total Distributions	(2.955)	(2.216)	(1.632)	(2.155)	(1.447)
Net Asset Value, End of Period	$21.38	$29.48	$25.77	$24.03	$20.23
Total Return	-18.82%	24.36%	18.07%	30.87%	-9.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,231	$2,781	$2,241	$2,155	$1,621
Ratio of Total Expenses to Average Net Assets	0.17%[3]	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.03%	1.50%[2]	1.49%	1.49%
Portfolio Turnover Rate	16%	20%	28%	21%	21%

1	Calculated based on average shares outstanding.
2
Net investment income per share and the ratio of net investment income to average net assets include $0.036 and
0.17%, respectively, resulting from a special dividend from NortonLifeLock Inc. in February 2020.

3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under
17

board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
Center for Research in Security Prices, LLC (CRSP®) and its third-party suppliers have exclusive proprietary rights in the CRSP® Index Data, which has been licensed for use by Vanguard but is and shall remain valuable intellectual property owned by, and/or licensed to, CRSP®. The Vanguard Funds are not sponsored, endorsed, sold or promoted by CRSP®, The University of Chicago, or The University of Chicago Booth School of Business and neither CRSP®, The University of Chicago, or The University of Chicago Booth School of Business, make any representation regarding the advisability of investing in the Vanguard Funds.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Mid-Cap Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 288 042023

Vanguard Variable Insurance Funds
Money Market Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Taxes	15
Share Price	15
Financial Highlights	17
General Information	18
Glossary of Investment Terms	21

Portfolio Summary
Investment Objective
The Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses[1]	0.15%
1
Vanguard and the Portfolio's board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Portfolio's daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Portfolio's board may terminate the temporary expense limitation at any time.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
1

Principal Investment Strategies
Vanguard Variable Insurance Funds Money Market Portfolio (the Money Market Portfolio) invests primarily in high-quality, short-term money market instruments. Under normal circumstances, most of the Portfolio’s assets are invested in securities issued by the U.S. government and its agencies and instrumentalities. Although these securities are high-quality, some of the securities held by the Portfolio are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high-quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.
Principal Risks
The Portfolio is designed for investors with a low tolerance for risk; however, the Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio’s income declines when interest rates fall because the Portfolio then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high. A low or negative interest rate environment will adversely affect the Portfolio’s return. Low or negative interest rates, depending on their duration and severity, could prevent the Portfolio from, among other things, providing a positive yield and/or maintaining a stable share price of $1.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
2

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.
• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio's sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index and other comparative benchmarks, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Effective January 20, 2021, the Portfolio changed its investment strategy and changed its designation to a “government” money market fund. Performance for the periods prior to January 20, 2021 is based on the prior investment strategy utilized by the
Portfolio. The Spliced Variable Insurance U.S. Government Money Market Funds Average reflects the performance of the Variable Insurance Money Market Funds Average through January 19, 2021, and the Variable Insurance U.S. Government Money Market Funds Average thereafter. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. Returns for
3

the Spliced Variable Insurance U.S. Government Money Market Funds Average and the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Money Market Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	0.88%	December 31, 2022
Lowest	0.00%	March 31, 2021
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Money Market Portfolio	1.51%	1.25%	0.81%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	1.50%	1.24%	0.73%
Variable Insurance U.S. Government Money Market Funds Average	1.19	—	—
Spliced Variable Insurance U.S. Government Money Market Funds Average	1.19	0.94	0.51
4

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
John C. Lanius, Portfolio Manager at Vanguard. He has managed the Portfolio since 2006.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
5

Investing in the Money Market Portfolio
Under Rule 2a-7, the following are the main categories of money market funds:
• Retail money market funds, which may maintain a stable net asset value (NAV) but are subject to liquidity fees and redemption gates.
• Government money market funds, which may maintain a stable NAV but are not required to implement liquidity fees and redemption gates.
• Institutional money market funds, which are required to have a floating NAV and are subject to liquidity fees and redemption gates.
Vanguard Variable Insurance Funds Money Market Portfolio
Vanguard has designated Vanguard Variable Insurance Funds Money Market Portfolio as a government money market fund.
Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (collectively, government securities). The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Government money market funds can also maintain a stable $1.00 NAV through the use of amortized cost accounting and may, but are not required to, implement liquidity fees and redemption gates. The Portfolio will continue to use amortized cost to transact at a stable $1.00 NAV.
The Portfolio does not currently intend to voluntarily implement liquidity fees or redemption gates.
The Portfolio is subject to money market fund reform regulatory risk, which is the chance that future money market fund reforms will affect the Portfolio's investment strategy, fees and expenses, portfolio, share liquidity, and return potential.
6

More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Money Market Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Money Market Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
7

interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.
Market Exposure
The Portfolio’s principal strategy is to invest in very high-quality money market instruments. Also known as cash equivalent investments, these instruments are considered short term (i.e., they usually mature in 397 days or less). The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by companies in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises.
Plain Talk About Money Market Instruments
The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are U.S. Treasury bills and notes, which are securities issued by the U.S. government; agency securities, which are securities issued or guaranteed by a U.S. executive agency or government-sponsored enterprise;
commercial paper, which is a promissory note issued by a large company or a financial firm; banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are promissory notes issued by banks in large denominations. Money market investments can pay fixed, variable, or floating rates of interest.

The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. The Portfolio's income declines when interest rates fall because the Portfolio then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Portfolio’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.
A low or negative interest rate environment could magnify the risks associated with changes in interest rates and adversely affect the Portfolio's return. Low or negative interest rates, depending on their duration and severity, can prevent the Portfolio from providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable share price of $1. A wide variety of market factors can
8

cause interest rates to rise or fall, including central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
Vanguard, advisor to the Portfolio, selects high-quality money market instruments.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
The Portfolio invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Portfolio also may invest in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

The Portfolio is subject to industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry, the Portfolio's performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.
More than 25% of the Portfolio’s assets are invested in instruments issued by companies in the financial services industry. The Portfolio considers the financial services industry to include issuers principally engaged in providing financial services to consumers and industry, such as securities issued by government-sponsored enterprises, including the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks, and the Federal Farm Credit Banks Funding Corporation; U.S. and foreign banks; insurance companies; real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related
9

to, or derived from, the real estate industry); securities firms; and leasing companies, among others. Because of this concentration, changes in economic, regulatory, and political conditions that affect financial services issuers could have a significant effect on the Portfolio. These conditions include changes in interest rates and defaults in payments by borrowers.

The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and the expectation that the U.S. Treasury will be able to honor its obligations.
Plain Talk About U.S. Government-Sponsored Enterprises
A variety of U.S. government-sponsored enterprises (GSEs), such as the
Federal Home Loan Mortgage Corporation (FHLMC), the Federal National
Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs),
issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and
FHLMC under conservatorship and appointed the Federal Housing Finance
Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, a GSE’s securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage
Association (GNMA), however, are backed by the full faith and credit of the
U.S. government.

The Portfolio is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Portfolio because it invests primarily in securities that are considered to be of high quality.
Because some of the securities included in the Portfolio are not backed by the full faith and credit of the U.S. government, the potential credit risk and yield for the Portfolio is higher than if it held only securities backed by the full faith and credit of the U.S. government.
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Under certain circumstances, the exposure to a single issuer could cause the Portfolio to fail to maintain a share price of $1.
Although the Portfolio invests in high-quality money market instruments, the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency of the U.S. government.

The Portfolio reserves the right to invest in repurchase agreements, which are subject to specific risks.
Plain Talk About Repurchase Agreements
Repurchase agreements are contracts in which a bank, securities dealer, or other counterparty that meets minimum credit requirements sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price.

Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that the securities be used to pay off the seller’s debts. The Portfolio's advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

The Portfolio reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.
An adjustable-rate security’s interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day U.S. Treasury bill rate, or another reference rate. Adjustable-rate securities reset their yields on a periodic basis (e.g., daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.
The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
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Plain Talk About Derivatives
A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.

In addition, the Portfolio may invest up to 5% of its net assets in illiquid securities. These are securities that the Portfolio may not be able to sell or dispose of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Portfolio.
Plain Talk About Weighted Average Maturity and Weighted Average Life
A money market fund will maintain a dollar-weighted average maturity
(WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment.
When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Frequent Trading or Market-Timing
Vanguard anticipates that investors will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the Board has determined that it is not
12

necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Vanguard and the Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Board may terminate the temporary expense limitation at any time.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Fixed Income Group pursuant to the Funds' Service Agreement and
13

subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of less than 0.01% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The manager primarily responsible for the day-to-day management of the Portfolio is:
John C. Lanius, Portfolio Manager at Vanguard. He has been with Vanguard since 1996, has worked in investment management since 1997, has managed investment portfolios since 2004, and has managed the Money Market Portfolio since 2006. Education: B.A., Middlebury College.
The Portfolio's Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
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Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value
15

of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The instruments held by the Money Market Portfolio are generally valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
Although the Vanguard retail and government money market funds seek to maintain a stable NAV of $1 per share, a stable share price is not guaranteed. A low or negative interest rate environment could impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.

The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Money Market Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0154	.0001	.005	.022	.020
Net Realized and Unrealized Gain (Loss) on Investments	(.0004)	—	—	—	—
Total from Investment Operations	.0150	.0001	.005	.022	.020
Distributions
Dividends from Net Investment Income	(.0150)	(.0001)	(.005)	(.022)	(.020)
Distributions from Realized Capital Gains	(.0000)[2]	—	—	—	—
Total Distributions	(.0150)	(.0001)	(.005)	(.022)	(.020)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.51%	0.02%	0.52%	2.26%	1.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,217	$1,106	$1,301	$1,243	$1,218
Ratio of Expenses to Average Net Assets[3]	0.14%[4]	0.07%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.54%	0.01%	0.49%	2.23%	1.97%

1	Calculated based on average shares outstanding.
2	Distribution was less than $0.0001 per share.
3
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for
2022, 0.15% for 2021 and 0.15% for 2020. For the years ended December 31, 2019 and 2018, there were no expense reductions.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
17

General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under
18

board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC. In connection with a determination by the Board, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
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The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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Glossary of Investment Terms
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
FTSE 3-Month U.S. Treasury Bill Index. An index that measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, agency securities, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
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Principal. The face value of a debt instrument or the amount of money put into an investment.
Securities. Stocks, bonds, money market instruments, and other investments.
Stable Net Asset Value (NAV). A share price that maintains a consistent value (e.g., $1.00 or $100.00) using special pricing and valuation conventions.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Variable Insurance Money Market Funds Average. The average performance of open-end investment companies classified as variable annuity funds by Lipper that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Money Market Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 104 042023

Vanguard Variable Insurance Funds
Real Estate Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	18
Financial Highlights	20
General Information	21
Glossary of Investment Terms	25

Portfolio Summary
Investment Objective
The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.26%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331
1

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Variable Insurance Funds Real Estate Index Portfolio (the Real Estate Index Portfolio) employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which includes specialized REITs, and real estate management and development companies. The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in these stocks, industry concentration risk is high.
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio’s target index may, at times, become focused in stocks of a limited number of companies, which could cause the Portfolio to underperform the overall stock market.
• Asset concentration risk, which is the chance that, because the Portfolio’s target index (and therefore the Portfolio) tends to be heavily weighted in its ten largest holdings, the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
2

• Interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Portfolio.
• Investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
• Nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and other comparative indexes, which have investment characteristics similar to those of the Portfolio. The VVIF Real Estate Spliced Index reflects the performance of the MSCI US REIT Index through January 18, 2018, and the MSCI US Investable Market Real Estate 25/50 Index thereafter. The inception date for the MSCI US Investable Market Real Estate 25/50 Index was September 1, 2016. Index returns are not provided prior to that date. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
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Annual Total Returns — Real Estate Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.28%	March 31, 2019
Lowest	-24.14%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Real Estate Index Portfolio	-26.30%	3.69%	6.36%
VVIF Real Estate Spliced Index (reflects no deduction for fees, expenses, or taxes)	-26.12%	3.92%	6.60%
MSCI US Investable Market Real Estate 25/50 Index (reflects no deduction for fees, expenses, or taxes)	-26.12	4.06	—
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2016.
Gerard C. O’Reilly, Principal of Vanguard. He has managed the Portfolio since its inception in 1999 (co-managed since 2016).
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Real Estate Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Real Estate Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the stocks that make up its target index. The Portfolio may change its 80% policy only upon 60 days‘ notice to shareholders.
Market Exposure
The Portfolio invests in stocks of publicly traded equity real estate investment trusts and other real estate-related investments.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's target index may, at times, become focused in stocks of a limited number of companies, which could cause the Portfolio to underperform the overall stock market.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $22.9 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Real Estate Index Portfolio generally fits into the mid-cap blend category.

The Portfolio is subject to investment style risk, which is the chance that returns from the stocks of REITs and other real estate-related investments—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

The Portfolio is subject to nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Portfolio is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
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Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio attempts to track the investment performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments, including, but not limited to, specialized REITs and real estate management and development companies.
Plain Talk About REITs
Rather than directly owning properties—which can be costly and difficult to convert into cash when needed—some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements.
To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as the company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.

The Portfolio holds each stock contained in the MSCI US Investable Market Real Estate 25/50 Index in approximately the same proportion as its weighting in the Index. For example, if 5% of the MSCI US Investable Market Real Estate 25/50 Index were made up of the stock of a specific REIT, the Portfolio would invest 5% of its assets in that stock.
Because it invests in stocks of REITs and other real estate-related investments, the Portfolio is subject to several risks in addition to general stock market risk.
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The Portfolio is subject to industry concentration risk, which is the chance that the stocks of REITs and other real estate-related investments will decline because of adverse developments affecting the real estate industry and real property values. Because the Portfolio concentrates its assets in these stocks, industry concentration risk is high.

The Portfolio is subject to interest rate risk, which is the chance that REIT stock prices overall will decline and that the cost of borrowing for REITs will increase because of rising interest rates. Interest rate risk is high for the Portfolio.
In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Plain Talk About Types of REITs
An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Portfolio invests in equity REITs and other real estate-related investments.

Because of its emphasis on REIT stocks, the Portfolio’s performance may, at times, be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, the economic health of the nation as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning
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laws. Loss of IRS status as a qualified REIT may also affect an individual REIT’s performance. In addition, many real estate issuers, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect the issuer’s operations and market value in periods of rising interest rates.
The MSCI US Investable Market Real Estate 25/50 Index is a float-adjusted market-capitalization-weighted index. It is made up of stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. In line with the Index, the Portfolio invests in equity REITs and other real estate-related investments, including, but not limited to, specialized REITs and real estate management and development companies.
The components of the Portfolio are rebalanced on a quarterly basis. The Index rebalances as a float-adjusted market-capitalization-weighted index and stocks may enter or fall out of the Index on a quarterly basis in connection with the index rebalance process.

The Portfolio is subject to asset concentration risk, which is the chance that, because the Portfolio’s target index (and therefore the Portfolio) tends to be heavily weighted in its ten largest holdings, the Portfolio’s performance may be hurt disproportionately by the poor performance of relatively few stocks.
As of December 31, 2022, 163 equity REITs were included in the Index. The components of the Portfolio are rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, current stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status. Securities in the MSCI US Investable Market Real Estate 25/50 Index have differing levels of capitalization. REIT stocks tend to be more volatile than the large-cap stocks that dominate the overall stock market. Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and mid-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income, which can reduce the impact of this volatility. However, the Portfolio is subject to additional risk because of the concentration of its investments in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified, multi-sector portfolio.
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Stocks in the MSCI US Investable Market Real Estate 25/50 Index represent a broadly diversified range of property types. The makeup of the Portfolio, as of December 31, 2022, was as follows.
Portfolio Allocation by REIT type	Percentage of Portfolio
Specialized	37.73%
Residential	13.72
Retail	12.98
Industrial	12.11
Health Care	7.76
Office	5.49
Real Estate Management and Development	4.41
Diversified	3.13
Hotel & Resort	2.67

The ability of the advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, the advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
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Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.
The Portfolio may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks.

The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Portfolio may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary.
• Add value when these instruments are attractively priced.
The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. The Portfolio's use of a derivative subjects it to the risk of nonperformance by the counterparty, potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract. The Portfolio attempts to mitigate this risk by requiring the posting of collateral by its counterparty.
The Portfolio's derivative investments may include total return swaps or other derivatives.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs
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are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
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The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Equity Index Group pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
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Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Portfolio since 2016. Education: B.A., Arcadia University; M.B.A., Villanova University.
Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Portfolio since its inception in 1999 (co-managed since 2016). Education: B.S., Villanova University.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster,
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economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Real Estate Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$16.56	$12.43	$13.74	$11.57	$13.14
Investment Operations
Net Investment Income[1]	.297	.257	.259	.329	.367
Net Realized and Unrealized Gain (Loss) on Investments	(4.474)	4.553	(1.054)	2.874	(1.084)
Total from Investment Operations	(4.177)	4.810	(.795)	3.203	(.717)
Distributions
Dividends from Net Investment Income	(.262)	(.293)	(.316)	(.368)	(.383)
Distributions from Realized Capital Gains	(.591)	(.387)	(.199)	(.665)	(.470)
Total Distributions	(.853)	(.680)	(.515)	(1.033)	(.853)
Net Asset Value, End of Period	$11.53	$16.56	$12.43	$13.74	$11.57
Total Return	-26.30%	40.21%	-4.85%	28.81%	-5.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,094	$1,538	$1,077	$1,242	$965
Ratio of Total Expenses to Average Net Assets	0.26%[2]	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.25%	1.79%	2.19%	2.52%	3.04%
Portfolio Turnover Rate	11%	12%	10%	7%	35%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
21

The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
22

Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
23

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THIS FUND, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Distributions. Payments to portfolio shareholders of dividend income, capital gains, and return of capital generated by the portfolio's investment activities and distribution policies, after expenses.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Liquidity. The degree of a security’s marketability (i.e., how quickly the security can be sold at a fair price and converted to cash).
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Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Real Estate Investment Trust (REIT). A company that owns and manages a group of properties, mortgages, or both.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Tracking Error. A measure of the difference between the performance of a fund or portfolio and that of its benchmark index.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Real Estate Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 349 042023

Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	21
Financial Highlights	23
General Information	24
Glossary of Investment Terms	28

Portfolio Summary
Investment Objective
The Portfolio seeks to provide current income while maintaining limited price volatility.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.14%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 86% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio (the Short-Term Investment-Grade Portfolio) invests in a variety of high-quality and medium-quality fixed income securities. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Service, Inc. (Moody’s) or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. Medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.
Principal Risks
The Portfolio is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Portfolio is subject to the following risks, which could affect the Portfolio's performance, and the level of risk may vary based on market conditions:
• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Portfolio because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low to moderate for the Portfolio because it invests primarily in bonds that are considered high-quality or medium-quality.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the
2

Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
• Liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financial and industrial sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
• Derivatives risk. The Portfolio may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
3

Annual Total Returns — Short-Term Investment-Grade Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	4.80%	June 30, 2020
Lowest	-3.73%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Short-Term Investment-Grade Portfolio	-5.72%	1.10%	1.44%
Bloomberg U.S. 1-5 Year Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.56%	1.26%	1.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	0.02	1.06
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Arvind Narayanan, CFA, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Portfolio since 2019.
Daniel Shaykevich, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Portfolio since 2018.
4

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
5

More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Short-Term Investment-Grade Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Short-Term Investment-Grade Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
6

interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Portfolio invests mainly in bonds. As a result, it is subject to certain risks.
Plain Talk About Types of Bonds
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue “mortgage-backed”
pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

The Portfolio is subject to income risk, which is the chance that the Portfolio‘s income will decline because of falling interest rates. A portfolio’s income declines when interest rates fall because the portfolio then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
In general, income risk is higher for short-term bond funds and lower for long-term bond funds. Accordingly, the Portfolio should have a high level of income risk
7

Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.
How Interest Rate Changes Affect the Value of a $1,000 Bond1
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.
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These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Portfolio in particular.
Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a low level of interest rate risk.

The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
9

Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Credit risk should be low to moderate for the Portfolio because it invests mainly in fixed income securities with high or medium credit quality ratings.
The Portfolio may invest a portion of its assets in mortgage-backed securities and callable bonds.

The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate.

The Portfolio is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall.
Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an
10

adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Short-Term Investment-Grade Portfolio invests in a variety of high-quality and medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.
The Portfolio may invest no more than 5% of its assets in non-investment-grade fixed income securities, preferred stocks, and convertible securities. Non-investment-grade fixed income securities are those rated the equivalent of Ba1 or below by Moody’s; or, if unrated, are determined to be of comparable quality by the advisor.
To a limited extent, the Portfolio is subject to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality or market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting issuers.
Corporate bonds are traded among dealers and brokers that connect buyers with sellers. Liquidity in the corporate bond market may be challenged depending on overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the financial and industrial sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
Although the Portfolio invests primarily in fixed income securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Portfolio are identified and explained as follows:
• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.
• U.S. government and agency bonds represent loans by investors to the U.S. Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
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These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.
Plain Talk About U.S. Government-Sponsored Enterprises
A variety of U.S. government-sponsored enterprises (GSEs), such as the
Federal Home Loan Mortgage Corporation (FHLMC), the Federal National
Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs),
issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and
FHLMC under conservatorship and appointed the Federal Housing Finance
Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, a GSE’s securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage
Association (GNMA), however, are backed by the full faith and credit of the
U.S. government.

• Municipal bonds represent loans by an investor to state or local governments or to other governmental authorities.
• Mortgage dollar rolls are transactions in which a portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance a portfolio's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a portfolio's turnover rate. Mortgage dollar rolls will be used only if consistent with the Portfolio's investment objective and risk profile.
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• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a portfolio to banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, a portfolio may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to a portfolio and order that the securities be used to pay off the seller’s debts. The Portfolio's advisor believes that these risks can be controlled through careful security selection and monitoring.
• Futures, options, and other derivatives are described in detail under Other Investment Policies and Risks.
• Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans—most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers’ prepayments.
• Mortgage-backed securities represent partial ownership interest in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private or governmental issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal. To be announced (TBA) securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date beyond the typical settlement period for most other securities.
• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could
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affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.
• Foreign currency bonds are bonds denominated in the local currency of a non-U.S. country and issued by foreign governments, government agencies, and companies. The Portfolio intends to hedge its foreign currency exposure to those bonds back to the U.S. dollar. To the extent that the Portfolio owns foreign currency bonds, it is subject to currency hedging risk, which is the chance that the currency hedging transactions entered into by the Portfolio may not perfectly offset the Portfolio's foreign currency exposure.
• Preferred stocks distribute set dividends from the issuer. The preferred-stock holder’s claim on the issuer’s income and assets ranks before that of common-stock holders, but after that of bondholders.
• Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
• Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash-flow rights on underlying mortgages—the rights to receive principal and interest payments—are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond’s maturity. The Portfolio will invest only in CMOs that are believed to be consistent with its maturity and credit quality standards.

The Portfolio is subject to liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the Board may determine that particular securities are not illiquid, and those securities may then be purchased by the Portfolio without limit.
Other Investment Policies and Risks
In addition to investing in bonds and other fixed income securities, the Portfolio may make other kinds of investments to achieve its investment objective.
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The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.
The Portfolio may also invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, currency swaps, credit default swaps, foreign currency exchange forwards, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. In particular, derivatives will be used for the Portfolio only when they may help the advisor to accomplish one or more of the following: invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; adjust sensitivity to changes in interest rates; adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers; hedge or add foreign currency exposure; or hedge or add foreign interest rate exposure. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. Similar risks exist for other types of derivatives.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

The Portfolio may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of bonds. The Portfolio may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced.
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Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs
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are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
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The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Fixed Income Group pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of 0.01% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
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Arvind Narayanan, CFA, Senior Portfolio Manager and Principal at Vanguard. He has been with Vanguard since 2019, has worked in investment management since 2002, has managed investment portfolios since 2006, and has co-managed the Portfolio since 2019. Education: B.A., Goucher College; M.B.A., New York University.
Daniel Shaykevich, Senior Portfolio Manager and Principal at Vanguard. He has worked in investment management since 2001, has managed investment portfolios since 2004, has been with Vanguard since 2013, and has co-managed the Portfolio since 2018. Education: B.S., Carnegie Mellon University.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an
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order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Short-Term Investment-Grade Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.78	$11.12	$10.84	$10.54	$10.63
Investment Operations
Net Investment Income[1]	.202	.166	.238	.302	.284
Net Realized and Unrealized Gain (Loss) on Investments	(.815)	(.216)	.336	.287	(.187)
Total from Investment Operations	(.613)	(.050)	.574	.589	.097
Distributions
Dividends from Net Investment Income	(.167)	(.233)	(.294)	(.289)	(.187)
Distributions from Realized Capital Gains	(.080)	(.057)	—	—	—
Total Distributions	(.247)	(.290)	(.294)	(.289)	(.187)
Net Asset Value, End of Period	$9.92	$10.78	$11.12	$10.84	$10.54
Total Return	-5.72%	-0.45%	5.49%	5.69%	0.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,155	$2,288	$2,234	$1,907	$1,683
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.52%	2.18%	2.83%	2.72%
Portfolio Turnover Rate	86%[3]	78%[3]	89%[3]	67%[3]	78%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 10%, 5%, 7% and 1%, respectively, attributable to mortgage-dollar-roll activity.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and the Bloomberg U.S. 1-5 Year Credit Bond Index and Bloomberg U.S. Aggregate Bond Index (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Investment-Grade Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which is determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Investment-Grade Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Short-Term Investment-Grade Portfolio customers, in connection with the administration, marketing or trading of the Short-Term Investment-Grade Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bloomberg U.S. 1–5 Year Credit Bond Index. An index that includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.
Bloomberg U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
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Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
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New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds the Short-Term Investment-Grade Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 274 042023

Vanguard Variable Insurance Funds
Small Company Growth Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	15
Financial Highlights	18
General Information	19
Glossary of Investment Terms	22

Portfolio Summary
Investment Objective
The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.29%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 64% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Small Company Growth Portfolio (the Small Company Growth Portfolio), under normal circumstances, invests at least 80% of its assets primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the health care, industrials, and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics
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similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Small Company Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.63%	June 30, 2020
Lowest	-30.49%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Small Company Growth Portfolio	-25.35%	4.53%	10.06%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)	-26.21%	5.97%	10.62%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
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Investment Advisors
ArrowMark Colorado Holdings, LLC (ArrowMark Partners)
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Chad Meade, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Portfolio since 2016.
Brian Schaub, CFA, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Portfolio since 2016.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments at Vanguard. He has co-managed a portion of the Portfolio since 2021.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Small Company Growth Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Small Company Growth Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio may change its 80% policy only upon 60 days' notice to shareholders.
Market Exposure
The Portfolio’s investment in small company stocks generally will be within the capitalization range of the companies included in the Russell 2500 Growth Index ($6 million to $20 billion, as of December 31, 2022). In the future, the Index’s market capitalization range may be higher or lower, and the Portfolio may use a different small-cap index as a benchmark. Such changes may occur at any time and without notice to Portfolio shareholders. The Portfolio’s stocks are expected to provide little or no dividend income.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $4 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Small Company Growth Portfolio generally fits into the small-cap growth category.

The Portfolio is subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from the overall stock market. Historically, small-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of small companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
Small-cap stocks in particular tend to be more volatile in price. This volatility is the result of several factors, which may include (but are not limited to) less certain growth and dividend prospects for smaller companies, fewer financial reserves during adverse market conditions, less access to capital funding, and generally greater sensitivity to changes within the company.
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Plain Talk About Growth Funds and Value Funds
Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above-average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio. Different advisors may reach different conclusions on the same security. Each advisor uses a different process to select securities for its portion of the Portfolio’s assets; however, each is committed to buying stocks of small companies that, in the advisor’s opinion, have strong growth potential.
ArrowMark Partners uses in-depth, fundamental research to uncover companies that, in its opinion, can control their own economic destiny. The advisor starts by identifying businesses with strong competitive advantages in industries with high barriers to entry. ArrowMark Partners then narrows its focus to companies with large potential markets and high-quality business models focused on the future. Finally, the advisor minimizes potential downside risk, resulting in a
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diversified portfolio of stable growth companies, cyclical share gainers, and to a lesser extent, game-changing growth businesses that it believes will deliver returns beyond those of the benchmark index over time.
Vanguard constructs a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the securities. Vanguard selects securities of companies that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Portfolio’s benchmark, the Russell 2500 Growth Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed and is managed by Vanguard’s Quantitative Equity Group and is reviewed and enhanced on an ongoing basis. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.

The Portfolio is subject to manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investments in the health care, industrials, and information technology sectors subject the Portfolio to proportionately higher exposure to the risks of these sectors.
The ability of an advisor to purchase or dispose of certain Portfolio investments is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, an advisor may be required to limit purchases or sell existing investments. If the Portfolio is required to limit its investment in a particular issuer, then the Portfolio may seek to obtain regulatory relief or ownership waivers. Other options the Portfolio may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. Ownership restrictions and limitations could result in unanticipated tax consequences to the Portfolio that may affect the amount, timing, and character of distributions to shareholders. See Other Investment Policies and Risks for further information related to derivatives.
Other Investment Policies and Risks
In addition to investing in common stocks of small companies with growth potential, the Portfolio may make other kinds of investments to achieve its investment objective.
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Although the Portfolio typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Portfolio is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
The Portfolio may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of portfolios that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Portfolio's securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Portfolio may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
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Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Portfolio is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Portfolio may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate
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frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the
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restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisors
The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio’s assets subject to the supervision and oversight of Vanguard and the Board. The Board designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.
• ArrowMark Colorado Holdings, LLC, 100 Fillmore Street, Suite 325, Denver, CO 80206, is an investment advisory firm founded in 2007. As of December 31, 2022, ArrowMark Partners managed approximately $21.2 billion in assets.
• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Quantitative Equity Group. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
The Portfolio pays ArrowMark Partners a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index over the preceding 60-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
Vanguard provides investment advisory services to the Portfolio pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
For the fiscal year ended December 31, 2022, the aggregate advisory fees and expenses represented an effective annual rate of 0.12% of the Portfolio’s average net assets before a performance-based decrease of 0.02%.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the
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terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangements, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Chad Meade, Partner and Portfolio Manager of ArrowMark Partners. He has worked in investment management since 1998, has managed investment portfolios since 2006, has been with ArrowMark Partners since 2013, and has co-managed a portion of the Portfolio since 2016. Education: B.S., Virginia Tech.
Brian Schaub, CFA, Partner and Portfolio Manager of ArrowMark Partners. He has worked in investment management since 2000, has managed investment portfolios since 2006, has been with ArrowMark Partners since 2013, and has co-managed a portion of the Portfolio since 2016. Education: B.A., Williams College.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments at Vanguard. He has been with Vanguard since 2020, has worked in investment management since 2004, has managed investment portfolios since 2004, and has co-managed a portion of the Portfolio since 2021. Education: B.S., Universidad de Lima; Ph.D., University of Pennsylvania.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you
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of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Stocks held by a Vanguard portfolio are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean
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between the closing bid and asking prices. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the portfolio's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the portfolio's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.
Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the portfolio's pricing time or a security does not trade in the course of a day and (2) the portfolio holds enough of the security that its price could affect the portfolio's NAV.
Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
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The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Small Company Growth Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$26.50	$24.49	$23.08	$20.30	$24.62
Investment Operations
Net Investment Income[1]	.073	.056	.102	.128	.123
Net Realized and Unrealized Gain (Loss) on Investments	(5.677)	3.343	3.521	5.323	(1.563)
Total from Investment Operations	(5.604)	3.399	3.623	5.451	(1.440)
Distributions
Dividends from Net Investment Income	(.057)	(.101)	(.143)	(.118)	(.103)
Distributions from Realized Capital Gains	(6.059)	(1.288)	(2.070)	(2.553)	(2.777)
Total Distributions	(6.116)	(1.389)	(2.213)	(2.671)	(2.880)
Net Asset Value, End of Period	$14.78	$26.50	$24.49	$23.08	$20.30
Total Return	-25.35%	14.22%	23.18%	28.05%	-7.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$1,944	$2,130	$2,111	$1,827
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.30%	0.30%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.21%	0.52%	0.59%	0.52%
Portfolio Turnover Rate	64%	57%[3]	53%	58%	66%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.02%), 0.01%, and 0.01%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under
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board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
CFA® is a registered trademark owned by CFA Institute.
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Glossary of Investment Terms
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
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Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Quantitative Process. An assessment of specific measurable factors, such as cost of capital; value of assets; and projections of sales, costs, earnings, and profits. The use of a quantitative process provides a systematic approach to investment decisions and portfolios.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Russell 2500 Growth Index. An index that measures the performance of those Russell 2500 companies with higher price/book ratios and higher predicted growth rates.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Small Company Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 161 042023

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	20
Financial Highlights	22
General Information	24
Glossary of Investment Terms	28

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a broad, market-weighted bond index.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.14%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 42% of the average value of its portfolio.
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Principal Investment Strategies
Vanguard Variable Insurance Funds Total Bond Market Index Portfolio (the Total Bond Market Index Portfolio) employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index. This Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process and, under normal circumstances, at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index. As of December 31, 2022, the dollar-weighted average maturity of the Index was 8.5 years. The Portfolio also seeks to maintain an average duration consistent with that of the Index. As of December 31, 2022, the average duration of the Index was 6.2 years.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Portfolio. The Portfolio would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest
2

rates, resulting in a decline in the Portfolio’s income. Such prepayments and subsequent reinvestments would also increase the Portfolio’s turnover rate. Prepayment risk should be moderate for the Portfolio.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Portfolio and delay the Portfolio's ability to reinvest proceeds at higher interest rates. Extension risk should be moderate for the Portfolio.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. Call risk should be low for the Portfolio because it invests only a small portion of its assets in callable bonds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are of investment-grade quality.
• Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Portfolio’s target index. Index sampling risk for the Portfolio is expected to be low.
• Liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index, which has investment characteristics similar to
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those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Total Bond Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	3.21%	March 31, 2020
Lowest	-5.98%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Total Bond Market Index Portfolio	-13.21%	-0.10%	0.92%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-13.07%	0.06%	1.08%
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Portfolio since 2013.
Tara Talone, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since September 2022.
4

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Total Bond Market Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Total Bond Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Portfolio may change its policy of investing at least 80% of its assets in bonds that are part of its target index only upon 60 days‘ notice to shareholders.
Market Exposure
The Portfolio invests in public, investment-grade, taxable, fixed income securities in the United States, as well as mortgage-backed and asset-backed securities.
Plain Talk About Types of Bonds
Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue “mortgage-backed”
pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

The Portfolio is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
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Plain Talk About Bonds and Interest Rates
As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

In general, interest rate fluctuations widen as a bond portfolio’s average maturity lengthens. The Portfolio is expected to have a moderate level of interest rate risk because its holdings have an intermediate-term average maturity.

The Portfolio is subject to income risk, which is the chance that the Portfolio's income will decline because of falling interest rates. A portfolio's income declines when interest rates fall because the portfolio then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
In general, income risk is higher for short-term bond funds and lower for long-term bond funds. Accordingly, the Portfolio should have a moderate level of income risk.
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Plain Talk About Bond Maturities
A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated
maturity dates.

The Portfolio is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
Plain Talk About Credit Quality
A bond’s credit quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. The lower the credit quality, the greater the perceived chance that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit quality, the higher its yield should be to compensate investors for assuming additional risk.

Credit risk should be low for the Portfolio because it invests mainly in fixed income securities with high credit quality ratings.
To a limited extent, the Portfolio is subject to event risk, which is the chance that corporate fixed income securities held by the Portfolio may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

The Portfolio is subject to liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
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Corporate bonds are traded among dealers and brokers that connect buyers with sellers. Liquidity in the corporate bond market may be challenged depending on overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
Because it would be very expensive and inefficient to buy and sell all securities held in its target index, the Total Bond Market Index Portfolio uses index “sampling” techniques to select securities. Using computer programs, the Portfolio’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Portfolio keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Portfolio does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the Portfolio.

The Portfolio is subject to index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Portfolio's target index. Index sampling risk for the Portfolio is expected to be low.
The Bloomberg U.S. Aggregate Float Adjusted Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international
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dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. As of December 31, 2022, the Portfolio was composed of the following types of bonds:
Type of Bond	Portion of Portfolio’s Net Assets
Treasury/Agency	45.6%
Government Mortgage-Backed	20.4
Industrial	15.6
Finance	9.2
Foreign	3.5
Asset-Backed/Commercial Mortgage-Backed	2.6
Utilities	2.3
Other	0.8
Up to 20% of the Portfolio’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the Index because of the small size of the issue. The Portfolio’s advisor expects that the vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Portfolio may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Portfolio may invest a portion of its assets in callable bonds.

The Portfolio is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Portfolio. The Portfolio would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such prepayments and subsequent reinvestments would also increase the Portfolio’s turnover rate. Prepayment risk should be moderate for the Portfolio.

The Portfolio is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Portfolio and delay the Portfolio's ability to reinvest proceeds at higher interest rates. Extension risk should be moderate for the Portfolio.
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The Portfolio is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. Call risk should be low for the Portfolio because it invests only a small portion of its assets in callable bonds.
Plain Talk About Callable Bonds
Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder may have to replace it with another bond with a lower yield than the original bond. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupon rates or interest rates, which make them less likely to be called.

The Portfolio may invest a portion of its assets in mortgage-backed securities, which represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.
The Portfolio may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Portfolio’s returns and reduce its administrative burdens, compared with holding
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mortgage-backed securities directly. These transactions may increase the Portfolio’s turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Portfolio’s investment objective and risk profile.
Plain Talk About U.S. Government-Sponsored Enterprises
A variety of U.S. government-sponsored enterprises (GSEs), such as the
Federal Home Loan Mortgage Corporation (FHLMC), the Federal National
Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs),
issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and
FHLMC under conservatorship and appointed the Federal Housing Finance
Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, a GSE’s securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage
Association (GNMA), however, are backed by the full faith and credit of the
U.S. government.

Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.
The Portfolio may invest in international U.S. dollar-denominated bonds issued by foreign governments, government agencies, and companies. To the extent that the Portfolio owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the Portfolio is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract U.S. investors.
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The Portfolio may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
The Portfolio may also invest in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.
The Portfolio may invest in fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Portfolio as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Portfolio. In particular, derivatives will be used for the Portfolio only where they may help the advisor invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; add value when these instruments are attractively priced; adjust sensitivity to changes in interest rates; or hedge foreign currency exposure. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements—tend to be more specialized or complex and may be more difficult to accurately value.

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The Portfolio may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, the Portfolio seeks to track. The Portfolio may purchase futures or ETFs when doing so will reduce the Portfolio’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs
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are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
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The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index, or to manage the fund‘s duration. The Portfolio may sell securities regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio through its Fixed Income Group pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets.
For the fiscal year ended December 31, 2022, the Portfolio’s advisory expenses represented an effective annual rate of 0.03% of the Portfolio’s average net assets.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
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Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Portfolio since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
Tara Talone, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2006, has managed investment portfolios since 2018, and she has co-managed the Portfolio since September 2022. Education: B.S., Saint Joseph’s University; M.B.A., The Wharton School of the University of Pennsylvania.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
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Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. However, on those days the value of the Portfolio’s assets may be affected to the extent that the Portfolio holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
Debt securities held by a Vanguard portfolio are valued based on information furnished by an independent pricing service or market quotations. When a portfolio determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).
The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a portfolio are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a portfolio are based on the market value of the shares.
A portfolio also may use fair-value pricing on bond market holidays when the portfolio is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate the NAV may differ from quoted or published prices for the same securities.
The Portfolio has authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain fund of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to buy or sell fund shares on its behalf. The Portfolio will be deemed to receive an
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order when accepted by the financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will receive the NAV next computed by the Portfolio after such acceptance.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

Vanguard Total Bond Market Index Portfolio	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.22	$12.81	$12.21	$11.54	$11.86
Investment Operations
Net Investment Income[1]	.250	.228	.277	.324	.313
Net Realized and Unrealized Gain (Loss) on Investments	(1.844)	(.454)	.635	.657	(.343)
Total from Investment Operations	(1.594)	(.226)	.912	.981	(.030)
Distributions
Dividends from Net Investment Income	(.226)	(.260)	(.312)	(.311)	(.267)
Distributions from Realized Capital Gains	(.080)	(.104)	—	—	(.023)
Total Distributions	(.306)	(.364)	(.312)	(.311)	(.290)
Net Asset Value, End of Period	$10.32	$12.22	$12.81	$12.21	$11.54
Total Return	-13.21%	-1.72%	7.58%	8.67%	-0.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,972	$4,871	$4,867	$4,300	$3,535
Ratio of Total Expenses to Average Net Assets	0.14%[2]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.85%	2.20%	2.72%	2.74%
Portfolio Turnover Rate[3]	42%	69%	94%	80%	89%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 12%, 33%, 28%, 19%, and 26%, respectively, attributable to mortgage-dollar-roll activity.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding
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shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and the Bloomberg U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Glossary of Investment Terms
Average Maturity. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a portfolio uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision or an adjustable coupon rate) will cause the bond to be repaid.
Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Corporate Bond. An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money by a specific date and generally to make interest payments in the meantime.
Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.
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Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower may pay a fixed, variable, or floating rate of interest.
Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
International Dollar-Denominated Bond. A bond denominated in U.S. dollars issued by foreign governments and companies. Because the bond’s value is designated in dollars, an investor is not exposed to foreign-currency risk.
Investment-Grade Bond. A debt security whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by a portfolio's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
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Mortgage-Backed Security. A bond or pass-through certificate that represents an interest in an underlying pool of mortgages and is issued by various government agencies or private corporations. Unlike ordinary fixed income securities, mortgage-backed securities include both interest and principal as part of their regular payments.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Principal. The face value of a debt instrument or the amount of money put into an investment.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 257 042023

Vanguard Variable Insurance Funds
Total International Stock Market Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	17
Financial Highlights	19
General Information	20
Glossary of Investment Terms	24

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.11%
Example
The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses (of the Portfolio and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141
Portfolio Turnover
The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual
1

portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio employs an indexing investment approach designed to track the performance of the FTSE Global All Cap ex US Index, a float-adjusted market-capitalization-weighted index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Index includes approximately 7,630 stocks of companies located in over 48 markets. As of December 31, 2022, the largest markets covered in the Index were Japan, the United Kingdom, China, Canada, and France (which made up approximately 15%, 10%, 9%, 7%, and 7%, respectively, of the Index’s market capitalization). The Portfolio obtains its exposure to the stocks in the Index by investing all, or substantially all, of its assets in a mix of Vanguard equity index funds (underlying funds). The Portfolio’s allocations to the underlying funds will change over time as the composition of the Index changes.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. Although the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds. The Portfolio is subject to the following risks through its investments in the underlying funds, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Portfolio's target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from non-U.S. small- and mid-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
2

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the underlying funds may invest a large portion of their assets in securities of companies located in any one country or region, the Portfolio's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.
• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and another comparative index, which have investment characteristics similar to those of the Portfolio. FTSE Global All Cap ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
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Annual Total Returns — Total International Stock Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	18.03%	June 30, 2020
Lowest	-24.33%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Total International Stock Market Index Portfolio	-16.01%	1.01%	2.02%	9/7/2017
FTSE Global All Cap ex US Index (reflects no deduction for fees or expenses)	-16.10%	1.10%	2.21%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	-16.00	0.88	1.95
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since February 2023.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Portfolio since its inception in 2017.
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
5

More on the Portfolio
This prospectus describes the principal risks you would face as an investor in the Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Total International Stock Market Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Total International Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or
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policies are designated as fundamental. Note that the Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote. As a “fund of funds”, the Portfolio seeks to achieve its investment objective by investing in other Vanguard funds. Under normal circumstances, the Portfolio will invest at least 80% of its assets in underlying funds that together seek to track the Portfolio’s target index. The Portfolio may change its 80% policy only upon 60 days’ notice to shareholders. Through its investments in underlying funds, the Portfolio indirectly owns a diversified portfolio of stocks.
Market Exposure
The Portfolio seeks to track the performance of the FTSE Global All Cap ex US Index by investing in several underlying Vanguard index funds.
Plain Talk About International Investing
U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S.
government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States.
Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions. In addition, the Portfolio's target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
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The Portfolio is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the underlying funds in which the Portfolio invests may invest a large portion of their assets in securities of companies located in any one country or region, the Portfolio‘s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

The Portfolio is subject to emerging market risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.
The Portfolio invests all, or substantially all, of its assets in several underlying Vanguard index funds in an effort to track the performance of the FTSE Global All Cap ex US Index. As of December 31, 2022, the approximate allocation of the Index was as follows: 41% in the European region, 27% in the Pacific region, 25% in emerging markets, and 7% in North America. The Index includes stocks of small-, mid-, and large-capitalization companies. As of December 31, 2022, the Index had an asset-weighted median market capitalization of $29.5 billion.

The Portfolio is subject to investment style risk, which is the chance that returns from non-U.S. small- and mid-capitalization stocks will trail returns from global stock markets. Historically, non-U.S. small- and mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the global markets, and they often perform quite differently.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
8

Security Selection
The Total International Stock Market Index Portfolio is a fund of funds. The Board allocates its assets among the underlying funds and may authorize the Portfolio to invest in additional or different Vanguard funds without shareholder approval. Additionally, the Board may increase or decrease the percentage of assets invested in any fund without advance notice to shareholders.
The Total International Stock Market Index Portfolio seeks to track the performance of the FTSE Global All Cap ex US Index by investing all, or substantially all, of its assets in a mix of underlying funds that will change over time as the composition of the Index changes. The Portfolio invests in the following underlying funds: Vanguard Pacific Stock Index Fund, Vanguard European Stock Index Fund, Vanguard FTSE All-World ex-US Index Fund, Vanguard FTSE All-World ex-US Small-Cap Index Fund, Vanguard Emerging Markets Stock Index Fund, and Vanguard Developed Markets Index Fund. As of December 31, 2022, the Portfolio invested in Admiral Shares of the underlying Vanguard funds.
The following paragraphs briefly describe the underlying funds in which the Portfolio currently invests.
• Vanguard Pacific Stock Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Asia Pacific All Cap Index. The FTSE Developed Asia Pacific All Cap Index is a market-capitalization-weighted index that is made up of approximately 2,443 common stocks of large-, mid-, and small-cap companies located in Japan, Korea, Australia, Hong Kong, Singapore, and New Zealand.
• Vanguard European Stock Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The Fund employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market-capitalization-weighted index that is made up of approximately 1,327 common stocks of large-, mid-, and small-cap companies located in 16 European countries—mostly companies in the United Kingdom, France, Switzerland, and Germany. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, and Sweden.
• Vanguard FTSE All-World ex-US Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies
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located in developed and emerging markets outside of the United States. The Fund employs an indexing investment approach designed to track the performance of the FTSE All-World ex US Index, a float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets, excluding the United States. As of the Fund’s fiscal year ended October 31, 2022, the Index included 3,566 stocks of companies located in 48 markets, including both developed and emerging markets, and the largest markets covered in the Index were Japan, the United Kingdom, China, and France (which made up approximately 16%, 10%, 7%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
• Vanguard FTSE All-World ex-US Small-Cap Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of international small-cap companies. The Fund employs an indexing investment approach designed to track the performance of the FTSE Global Small Cap ex US Index, a float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international small-capitalization stocks. As of the Fund’s fiscal year ended October 31, 2022, the Index included 4,153 stocks of companies located in 47 markets, including both developed and emerging markets, and the largest markets covered in the Index were Canada, Japan, the United Kingdom, and Taiwan (which made up approximately 17%, 14%, 9%, and 7%, respectively, of the Index's market capitalization). The Fund attempts to sample the target index by investing all, or substantially all, of its assets in common stocks in the Index and by holding a representative sample of securities that resembles the full Index in terms of key risk factors and other characteristics. These factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.
• Vanguard Emerging Markets Stock Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 4,459 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.
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• Vanguard Developed Markets Index Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Canada and the major markets of Europe and the Pacific region. The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index, a market-capitalization-weighted index that is made up of approximately 4,006 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.

The Portfolio may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the underlying funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
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Plain Talk About Derivatives
Derivatives can take many forms. Some forms of derivatives—such as exchange-traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange-traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs
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are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
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The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell shares of the underlying funds regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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According to an agreement applicable to the Portfolio and Vanguard, the Portfolio’s direct expenses may be offset by (1) the Portfolio’s contributions to the costs of operating the underlying Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operation.
Accordingly, all expenses for services provided by Vanguard to the Portfolio and all other expenses incurred by the Portfolio are expected to be borne by the underlying funds. The Portfolio’s shareholders bear the fees and expenses associated with the Portfolio's investments in the underlying funds.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds. The Vanguard Group, Inc., P. O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio, a fund of funds, through its Equity Index Group by (1) maintaining the Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the underlying funds. Vanguard’s Investment Strategy Group establishes and reviews the asset allocation targets of the Portfolios and determines whether any changes are required to best enable each Portfolio to achieve its investment objective. The Equity Index Group implements the asset allocation targets and performs other portfolio management functions for the Portfolios. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets. Vanguard provides investment advisory services to the Portfolio pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
15

Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the Portfolio since February 2023. Education: B.S., Pennsylvania State University.
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Portfolio since its inception in 2017. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make
16

distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. The underlying Vanguard funds in which the Portfolio invests also do not calculate their NAV on days when the NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
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The Portfolio’s NAV is calculated based upon the values of each underlying fund in which the Portfolio invests. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any underlying fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF shares held by the Portfolio are based on the market value of the shares. The prospectus for each underlying fund explains the circumstances under which each underlying fund will use fair-value pricing and the effects of doing so.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
18

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Total International Stock Market Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$24.23	$22.98	$21.38	$17.94	$21.15
Investment Operations
Net Investment Income[1]	.622	.730	.487	.691	.646
Capital Gain Distributions Received[1]	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(4.351)	1.202	1.645	3.134	(3.716)
Total from Investment Operations	(3.729)	1.932	2.132	3.825	(3.070)
Distributions
Dividends from Net Investment Income	(.709)	(.462)	(.415)	(.383)	(.127)
Distributions from Realized Capital Gains	(.742)	(.220)	(.117)	(.002)	(.013)
Total Distributions	(1.451)	(.682)	(.532)	(.385)	(.140)
Net Asset Value, End of Period	$19.05	$24.23	$22.98	$21.38	$17.94
Total Return	-16.01%	8.53%	11.18%	21.55%	-14.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,209	$1,126	$899	$402	$200
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.11%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.03%	2.50%	3.50%	3.23%
Portfolio Turnover Rate	15%	12%	22%	15%	6%

1	Calculated based on average shares outstanding.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
23

Glossary of Investment Terms
Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.
Fund of Funds. A fund that pursues its objective by investing in other funds.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
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Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Total International Stock Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 802 042023

Vanguard Variable Insurance Funds
Total Stock Market Index Portfolio
 April 28, 2023
Prospectus

This prospectus contains financial data for the Portfolio through the fiscal year ended December 31, 2022.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Share Price	13
Financial Highlights	15
General Information	16
Glossary of Investment Terms	20

Portfolio Summary
Investment Objective
The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follow do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%
Example
The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses (of the Portfolio and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
Portfolio Turnover
The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the
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Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
Vanguard Variable Insurance Funds Total Stock Market Index Portfolio (the Total Stock Market Index Portfolio) employs an indexing investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds. The Portfolio is subject to the following risk, which could affect the Portfolio's performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, the Portfolio’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
• Index sampling risk, which is the chance that the securities selected for a fund, in the aggregate, will not provide investment performance matching that of the fund's target index.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index and another comparative index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are
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deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Total Stock Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	22.11%	June 30, 2020
Lowest	-21.08%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Total Stock Market Index Portfolio	-19.59%	8.55%	11.92%
S&P Total Market Index (reflects no deduction for fees, expenses, or taxes)	-19.53%	8.65%	12.03%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager, Investment Strategy Group, at Vanguard. She has co-managed the Portfolio since February 2023.
Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2013.
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Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.
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More on the Portfolio
This prospectus describes the principal risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this     symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
A Note About Vanguard Variable Insurance Funds
The Total Stock Market Index Portfolio of Vanguard Variable Insurance Funds is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
The Total Stock Market Index Portfolio is separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and advisor. The Portfolio’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that the Portfolio uses in pursuit of its investment objective. The board of trustees of Vanguard Variable Insurance Funds (the Board), which oversees the Portfolio's management, may change investment strategies or policies in the
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interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Portfolio will invest at least 80% of its assets in Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund, which together seek to track the Portfolio‘s target index. The Portfolio may change its 80% investment policy only upon 60 days‘ notice to shareholders.
Market Exposure
To achieve exposure to common stocks, the Portfolio invests in shares of other mutual funds.

The Portfolio is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, the Portfolio's target index may, at times, become focused in stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Portfolio's stock holdings as of December 31, 2022, was $113 billion.
Stock funds can also be categorized according to whether the stocks they hold are value or growth stocks or a blend of both. The Total Stock Market Index Portfolio generally fits into the large-cap blend category.
Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Portfolio's investments and Portfolio performance.
Security Selection
The Total Stock Market Index Portfolio is a fund of funds. The Board allocates its assets among the underlying funds and may authorize the Portfolio to invest in additional Vanguard funds without shareholder approval. Additionally, the Board may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.
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The Total Stock Market Index Portfolio is a stock index fund that seeks to track the performance of the S&P Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Funds Equity Index Portfolio, which seeks to track the S&P 500 Index, and Vanguard Extended Market Index Fund, which seeks to track the S&P Completion Index. The S&P Total Market Index is a combination of the S&P 500 Index and the S&P Completion Index; it consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The S&P 500 Index is dominated by stocks of large U.S. companies, and the S&P Completion Index represents mid- and small-capitalization stocks. As of December 31, 2022, the Portfolio allocated 84.7% of its assets to Vanguard Variable Insurance Funds Equity Index Portfolio and the remaining 15.3% of its assets to Vanguard Extended Market Index Fund. As of the date of this prospectus, the Portfolio invested in Admiral Shares of Vanguard Extended Market Index Fund. Share class changes may be made without prior notice to shareholders. Through its investments in the underlying funds, the Portfolio indirectly owns a diversified portfolio of stocks.

The Portfolio is subject to index sampling risk, which is the chance that the securities selected for a fund, in the aggregate, will not provide investment performance matching that of the fund's target index.
Other Investment Policies and Risks
The Portfolio reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Portfolio's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the current index.
The underlying funds in which the Portfolio invests may invest in foreign securities to the extent necessary to carry out their investment strategy of holding all, or substantially all, of the stocks that make up the indexes they track.
To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Portfolio may invest, to a limited extent, in derivatives, including equity futures. The Portfolio may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index.
The Portfolio may invest in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the
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Portfolio to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Portfolio may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These equity futures and ETFs typically provide returns similar to those of the stocks listed in an index, or in a subset of an index, the Portfolio seeks to track. The Portfolio may purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.
Cash Management
The Portfolio's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Portfolio bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Portfolio assets invested in a CMT Fund.
Temporary Investment Measures
The Portfolio may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Portfolio's best interest, so long as the strategy or policy employed is consistent with the Portfolio's investment objective. For instance, the Portfolio may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Portfolio's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Portfolio receives large cash flows that it cannot prudently invest immediately.
Frequent Trading or Market-Timing
Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by an
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investor engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund investors, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.
Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund investors. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.
• Certain Vanguard funds charge investors purchase and/or redemption fees on transactions.
You may purchase or sell Portfolio shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Portfolio for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Portfolio shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the accompanying prospectus for the annuity or insurance program through which Portfolio shares are offered for further details on transaction policies.
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The Portfolio, in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.
Do not invest with Vanguard if you are a market-timer.
A precautionary note to investment companies: The Portfolio's shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Turnover Rate
A mutual fund’s turnover rate is a measure of its trading activity. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. The Portfolio may sell shares of the underlying funds regardless of how long they have been held. The historical turnover rates for the Portfolio can be found in the Financial Highlights section of this prospectus. A turnover rate of 100%, for example, would mean that the Portfolio had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.
The Portfolio and Vanguard
The Portfolio is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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According to an agreement applicable to the Portfolio and Vanguard, the Portfolio’s direct expenses may be offset by (1) the Portfolio’s contributions to the costs of operating the underlying Vanguard funds in which the Portfolio invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Portfolio’s operation.
Accordingly, all expenses for services provided by Vanguard to the Portfolio and all other expenses incurred by the Portfolio are expected to be borne by the underlying funds. The Portfolio’s shareholders bear the fees and expenses associated with the Portfolio's investments in the underlying funds.
Plain Talk About Vanguard’s Unique Corporate Structure
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds. The Vanguard Group, Inc., P. O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, provides investment advisory services to the Portfolio, a fund of funds, through its Equity Index Group by (1) maintaining the Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of the underlying funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets. Vanguard provides investment advisory services to the Portfolio pursuant to the Funds' Service Agreement and subject to the supervision and oversight of the trustees and officers of Vanguard Variable Insurance Funds.
Under the terms of an SEC exemption, the board of trustees of Vanguard Variable Insurance Funds may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Portfolio’s advisory arrangements will be communicated to shareholders in writing. As the Portfolio’s sponsor and overall manager, Vanguard may provide investment
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advisory services to the Portfolio at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Vanguard Variable Insurance Funds has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Portfolio may rely on the new SEC relief.
For a discussion of why the Board approved the Portfolio's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.
The managers primarily responsible for the day-to-day management of the Portfolio are:
Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the Portfolio since February 2023. Education: B.S., Pennsylvania State University.
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Portfolio since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Portfolio's Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.
Taxes
The Portfolio normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. From time to time, the Portfolio may also make distributions that are treated as a return of capital. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information.
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The Portfolio intends to operate in such a manner that a separate account investing only in Portfolio shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that you generally will not be taxed on Portfolio distributions or proceeds on dispositions of Portfolio shares received by the separate account funding your contract. In order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Portfolio must satisfy certain requirements. If a Portfolio funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable currently to you. Please see the Portfolio’s Statement of Additional Information for more information.
Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Portfolio by the number of Portfolio shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Portfolio does not sell or redeem shares. The underlying Vanguard funds in which the Portfolio invests also do not calculate their NAV on days when the NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open)
The Portfolio’s NAV is calculated based upon the values of each underlying fund in which the Portfolio invests. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any underlying fund shares held by the Portfolio are based on the NAVs of the shares. The values of any ETF shares held by the Portfolio are based on
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the market value of the shares. The prospectus for each underlying fund explains the circumstances under which each underlying fund will use fair-value pricing and the effects of doing so.
The Portfolio’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual report to shareholders. You may obtain a free copy of a fund’s latest annual or semiannual report, which is available upon request.
Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.
Total Stock Market Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$56.94	$48.56	$42.81	$34.26	$38.26
Investment Operations
Net Investment Income[1]	.587	.640	.678	.694	.603
Capital Gain Distributions Received[1]	1.704	1.599	.684	.789	.494
Net Realized and Unrealized Gain (Loss) on Investments	(12.797)	9.589	6.354	8.792	(2.964)
Total from Investment Operations	(10.506)	11.828	7.716	10.275	(1.867)
Distributions
Dividends from Net Investment Income	(.650)	(.652)	(.671)	(.618)	(.600)
Distributions from Realized Capital Gains	(3.484)	(2.796)	(1.295)	(1.107)	(1.533)
Total Distributions	(4.134)	(3.448)	(1.966)	(1.725)	(2.133)
Net Asset Value, End of Period	$42.30	$56.94	$48.56	$42.81	$34.26
Total Return	-19.59%	25.64%	20.55%	30.75%	-5.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,614	$4,254	$3,462	$2,757	$2,047
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.22%	1.66%	1.79%	1.59%
Portfolio Turnover Rate	6%	7%	13%	4%	5%

1	Calculated based on average shares outstanding.
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General Information
This Portfolio of Vanguard Variable Insurance Funds offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Portfolio might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Portfolio’s shareholders, the Portfolio may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Portfolio may reject such a purchase request.
If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day that the NYSE is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Portfolio typically expects to meet redemptions with positive cash flows. When this is not an option, the Portfolio seeks to maintain its risk exposure by selling a cross section of the Portfolio’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Portfolio may work with the insurance companies through which contract owners participate in the Portfolio to implement redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Portfolio may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Portfolio may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Portfolio may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
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The Portfolio may suspend the redemption right or postpone payment at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.
The exchange privilege (your ability to redeem shares from one Portfolio to purchase shares of another Portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
The Portfolio may pay redemption proceeds, in whole or in part, by an in-kind distribution of readily marketable securities if Vanguard determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to pay redemption proceeds in cash.
For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio’s behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Portfolio’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Portfolio’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Please consult the Portfolio’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Portfolio's portfolio holdings.
The Portfolio's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
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Shareholder Rights
The Portfolio's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard Variable Insurance Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.
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CFA® is a registered trademark owned by CFA Institute.
The S&P Total Market Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Variable Insurance Funds Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Funds Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Variable Insurance Funds Total Stock Market Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Funds Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Funds Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Funds Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VARIABLE INSURANCE FUNDS TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Glossary of Investment Terms
Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a portfolio.
Capital Gains Distributions. Payments to portfolio shareholders of gains realized on securities that a portfolio has sold at a profit, minus any realized losses.
Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Common Stock. A security representing ownership rights in a corporation.
Dividend Distributions. Payments to portfolio shareholders of income from interest or dividends generated by a portfolio's investments.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks, excluding shares of securities not available for public trading.
Expense Ratio. A portfolio's total annual operating expenses expressed as a percentage of the portfolio's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.
Fund of Funds. A fund that pursues its objective by investing in other funds.
Inception Date. The date on which the assets of a portfolio are first invested in accordance with the portfolio's investment objective. For portfolios with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Indexing. A low-cost investment strategy in which a portfolio attempts to track—rather than outperform—a specified market benchmark, or “index.”
Joint Committed Credit Facility. The Portfolio participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Portfolio's board of trustees and renegotiation with the lender syndicate on an annual basis.
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Median Market Capitalization. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.
Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.
New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.
Return of Capital. A return of capital occurs when a portfolio's distributions exceed its earnings in a fiscal year. A return of capital is a return of all or part of your original investment or amounts paid in excess of your original investment in a portfolio. In general, a return of capital reduces your cost basis in a portfolio's shares and is not taxable to you until your cost basis has been reduced to zero.
S&P Total Market Index. An index that reflects the entire U.S. stock market by combining the S&P 500 Index and the S&P Completion Index to form a benchmark for the full U.S. equity market.
Securities. Stocks, bonds, money market instruments, and other investments.
Total Return. A percentage change, over a specified time period, in a portfolio's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.
Volatility. The fluctuations in value of a mutual fund or other security. The greater a portfolio's volatility, the wider the fluctuations in its returns.
Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Total Stock Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders
Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Portfolio and is incorporated by reference into (and thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please visit vanguard.com or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Portfolio are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Portfolio's Investment Company Act file number: 811-05962
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 287 042023

PART B
VANGUARD® VARIABLE INSURANCE FUNDS
STATEMENT OF ADDITIONAL INFORMATION
April 28, 2023
This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 28, 2023). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard), or the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.
TABLE OF CONTENTS
Description of the Trust
Vanguard Variable Insurance Funds (the Trust) currently offers the following Funds1:
Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	Real Estate Index Portfolio[2]
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
Global Bond Index Portfolio	Total International Stock Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio
1
Individually, a Fund or a Portfolio; collectively, the Funds or the Portfolios.
2
Prior to January 18, 2018, the Fund was named the REIT Index Portfolio.

Each Fund offers only one class of shares (Investor Shares). Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares. The Trust has the ability to offer additional portfolios or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single portfolio or class of shares.
Organization
The Trust was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Portfolios within the Trust, other than the Growth and Real Estate Index Portfolios, are classified as diversified within the meaning of the 1940 Act. The Growth and Real Estate Index Portfolios are classified as nondiversified within the meaning of the 1940 Act.
Each Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Funds.
Service Providers
Custodians. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for Vanguard Money Market, Short- Term Investment-Grade, High Yield Bond, and Total Bond Market Index Portfolios); State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for Vanguard Balanced, Capital Growth, Diversified Value, Equity Income, Growth, International, and Small Company Growth Portfolios); JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179 (for Vanguard Conservative Allocation, Equity Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Real Estate Index, Total Stock Market Index, and Total International Stock Market Index Portfolios), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds' Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Vanguard Variable Insurance Funds' board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds' shares.
Conversion Rights. There are no conversion rights associated with the Funds’ shares.
Redemption Provisions. Each Fund's redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund's shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Funds will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Further, each Fund intends to comply with the separate asset diversification requirements imposed by Section 817(h) of the IRC on certain insurance company separate accounts. If a Fund were to fail to qualify as a regulated investment company or the Section 817(h) diversification test, each insurance company’s separate account invested in the Fund would fail to satisfy the account’s separate diversification requirements under the IRC, with the result that income and gain allocable to the variable annuity and variable life insurance contracts supported by that account could be taxable to contract holders currently.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) may be eligible for the dividends-received deduction applicable to corporate shareholders. Insurance companies investing in the Funds through one or more separate accounts must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund's securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
For more information on the tax treatment of the Funds and their insurance company separate account shareholders, see “Tax Matters—Federal Tax Discussion Applicable to Variable Annuity and Variable Life Insurance Contracts.”
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund's net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. With respect to 75% of its total assets, each Fund (other than the Conservative Allocation, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Fund (other than the Conservative Allocation, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC), to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
The Growth, Real Estate Index, and Total Stock Market Index Portfolios will limit the aggregate value of all holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), for each holding that exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.
Industry Concentration. Each Fund (other than those indicated in the following exceptions) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or groups of industries.
The Money Market Portfolio will concentrate its assets in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.
The Real Estate Index Portfolio will concentrate its investments in the securities of issuers whose principal business activities are in the real estate industry, as defined in the prospectus.
For the Equity Index, Global Bond Index, Mid-Cap Index, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.
Investment Objective. The investment objective of each Fund (other than the Global Bond Index and Total International Stock Market Index Portfolios) may not be materially changed without the approval of a majority of such Fund’s shareholders.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund's investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, each Fund may acquire such investments to the extent consistent with its investment strategies and policies.
The Conservative Allocation, Global Bond Index, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios (the Fund-of-Fund Portfolios) are indirectly exposed to the investment strategies and policies of the underlying Vanguard funds in which they invest and are therefore subject to all risks associated with the investment strategies and policies of the underlying Vanguard funds. The investment strategies and policies and associated risks detailed in this section also include those to which the Fund-of-Fund Portfolios indirectly may be exposed through their investment in the underlying Vanguard funds.
Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest such prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks when worldwide economic and liquidity conditions deteriorate. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.
Bank Loans, Loan Interests, and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of default, insolvency, or the bankruptcy of the borrower; may not be deemed to be securities under certain federal securities laws; and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.
Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal and/or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors, transfer agents, and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents that could impact a Vanguard fund or its shareholders. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions, or a fund may be unable to safeguard its data or the personal information of its shareholders.
Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Debt Securities—Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit have an interest rate that is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in the secondary markets prior to maturity.
Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.
Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.
Debt Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include, but are not limited to, the following: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency hedging techniques in certain emerging market countries; (viii); generally, smaller, less seasoned, or newly organized companies; (ix) the difference in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of bond markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and bond markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian. A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.
Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests.
Debt Securities—Foreign Debt Securities. Foreign debt securities are debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign governments and corporations. Foreign debt securities may trade in U.S. or foreign markets. Investing in foreign debt securities involves certain special risk considerations that are not typically associated with investing in debt securities of U.S. issuers.
Debt Securities—Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon payment.
The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has generally occurred during the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (e.g., changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.
Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s Financial Services LLC (Standard & Poor’s)) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.
Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.
Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.
Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.
Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home

Loan Banks, and the Federal National Mortgage Association. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.
Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate (SOFR) or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Debt Securities—Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero-coupon Treasury bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing an interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.
Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to implement and comply with Rule18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, as amended, treats derivatives as senior securities, and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. Each Fund (other than the Money Market Portfolio) will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Environmental, Social, and Governance (ESG) Considerations. ESG risk factors, either quantitative or qualitative, may be used as a component of certain funds’ investment processes as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. The weight given to ESG factors may vary across types of investments, industries, regions, and issuers; may change over time; and not every ESG factor may be identified or evaluated. Consideration of ESG factors may affect a fund’s exposure to certain issuers or industries. The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor. The advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG factors. ESG factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for actively managed funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused or that may be viewed as having a high ESG risk profile.
For funds advised by Vanguard, Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including ESG risks. Specifically, the Investment Stewardship Team may engage with companies on how they disclose significant risks to shareholders, develop their risk mitigation approach, and report on progress.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund.
Each fund has adopted procedures and guidelines for monitoring portfolio holding human rights practices and violations pursuant to which it may assess regulatory, reputational, or other risks that may affect long-term shareholder value associated with the alleged activity. In extraordinary circumstances a fund may divest of a portfolio holding where doing so is deemed appropriate.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and they will have at least the same financial strength as the domestic issuers approved for the fund.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund's investments and could impair a fund's ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country's currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.
Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. A-shares investment by foreign investors are currently only available through the Qualified Foreign Investor (QFI) license or the China Stock Connect program. The developing state of the investment and banking systems of China subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a fund with affiliated funds.
Due to these restrictions, it is possible that the A-shares quota available to a fund as a foreign investor may not be sufficient to meet the fund’s investment needs. In this situation, a fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a fund’s investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFI license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a fund may not be able to dispose of its shares in a timely manner, which could adversely affect the fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner.
Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Foreign investors, in the aggregate, are subject to ownership limitations for Shanghai or Shenzhen listed companies, including those purchased through Stock Connect. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. Only certain A-shares are eligible to be accessed through Stock Connect and such securities could lose their eligibility at any time. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights.
Foreign Securities—China Bonds Risk. The People’s Republic of China (China) continues to limit direct foreign investments, generally in industries deemed important to national interests. Foreign investment in Chinese securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce programs through which foreign investors can gain direct access to certain Chinese securities markets. The People’s Bank of China (PBoC) has established a program that permits eligible foreign investors to invest directly in securities traded on the Chinese Interbank Bond Market (CIBM). A fund may invest in the bonds available on the CIBM through Bond Connect and the Hong Kong Monetary Authority that allows investors from mainland China and overseas to trade in each other’s respective markets. Bond Connect provides a connection between mainland China- and Hong Kong-based financial institutions, permitting investors to trade between the mainland China and Hong Kong markets electronically, thus eliminating the stricter restrictions that were present under previous access models. While the CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as bond markets in other emerging market countries.
Investing in securities traded on the CIBM through Bond Connect is also subject to regulatory risks. The relevant rules and regulations of, the structure and terms of, and a fund’s access to Bond Connect may be subject to change with minimal notice and have the potential to be applied retroactively. Additionally, as is the case with other emerging market economies, China’s ability to develop and sustain its legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems could influence the course of foreign investment. In particular, the Chinese legal system constitutes a significant risk factor for investors. The interpretation and enforcement of Chinese laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.
In the event account opening or trading is suspended on the CIBM, a fund’s ability to invest in securities traded on the CIBM will be adversely affected and may negatively affect the fund. Furthermore, if Bond Connect is not operating, a fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the fund’s performance.
Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM. The bid-ask spreads of the prices of such securities may be large, and a fund may therefore incur significant costs and may suffer losses when selling such investments. The bonds traded on the CIBM may be difficult or impossible to sell, which may impact a fund’s ability to acquire or dispose of such securities at their expected prices. A fund is also exposed to risks associated with settlement procedures and default of counterparties.
Bond Connect trades are settled in RMB, which is currently restricted and not freely convertible. As a result, a fund’s investments through Bond Connect will be exposed to currency risk and incur currency conversion costs, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. RMB is the only currency of China. Although both onshore RMB (CNY) and offshore RMB (CNH) are the same currency, they are traded in different and separate markets. These markets operate separately and can be subject to different liquidity constraints and market forces, meaning their valuations can vary. As part of standard fund management practices, a fund may hedge the foreign exchange (FX) exposure that arises from the inclusion of Chinese RMB-denominated bonds into the base currency of the fund.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund’s ability to trade through Bond Connect may therefore be adversely affected. In addition, where a fund invests in securities traded on the CIBM through Bond Connect, it may be subject to risks of delays inherent in order placing and/or settlement.
Any changes in the application of tax law to China-sourced dividends and interest from non-government bonds paid to a fund, future clarifications thereof, and/or subsequent retroactive enforcement by Chinese tax authorities may result in a loss to a fund.
Foreign Securities—Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, record keeping and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.  Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.  There may also be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Fund’s primary U.S.-based custodian.  The Fund may be limited in its ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets to the Fund, which may expose the Fund to risk, especially in circumstances where the Fund’s primary custodian may not be contractually obligated to make the Fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a Fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to facilitate investment in these companies by foreign individuals, many Chinese companies have created variable interest entities (“VIEs”) that provide exposure to the Chinese company through contractual arrangements instead of equity ownership. VIE structures are subject to risks associated with breach of the contractual arrangements, including difficulty in enforcing any judgments outside of the United States, and do not offer the same level of investor protection as direct ownership. Additionally, while VIEs are a longstanding industry practice, they have not been approved by Chinese regulators. Chinese regulators could prohibit Chinese companies from accessing foreign investment through VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities. Such actions would significantly reduce, and possibly permanently eliminate, the market value of VIEs held by a Fund.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities.A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase
Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

 For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian subcustodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

 Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.
Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.
In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional securities.
Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment. Cash positions may also subject a fund to increased counterparty risk to the fund’s bank.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. These actions present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt securities, or equity securities that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher income-producing assets may cause the price of such securities to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. These considerations may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the Funds’ board of trustees may consider taking various actions including, but not limited to, enacting mechanisms to seek to maintain a stable NAV per share at $1.00, and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Money Market Fund Reform. The money market fund reforms adopted by the SEC in July 2014 became effective on October 14, 2016. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. The reforms impose new liquidity-related requirements on money market funds (including the potential implementation of liquidity fees and redemption gates). Other changes required by the reforms relate to diversification, disclosure, and stress testing requirements. The imposition and termination of a liquidity fee or redemption gate and/or the provision of financial support by an affiliated person of a money market fund will be reported by a money market fund to the SEC on Form N-CR. A money market fund’s designation as institutional, retail, or government determines whether the fund is required to have a floating net asset value (NAV) or is permitted to have a stable NAV.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.
Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.
Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk when worldwide economic and liquidity conditions deteriorate. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).
Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Mortgage-Backed Securities—Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Mortgage-Backed Securities—Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.
CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.
Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.
Mortgage-Backed Securities—Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase a fund’s portfolio turnover rate. The fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.
The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.
Mortgage-Backed Securities—Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.
Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.
Mortgage-Backed Securities— To Be Announced (TBA) Securities. A TBA securities transaction, which is a type of forward-commitment transaction, represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date, typically within 30 calendar days of the trade date. With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards.
A fund may sell TBA securities to hedge its portfolio risks or to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. Proceeds of TBA securities sold are not received until the contractual settlement date. A fund may sell a TBA that it does not hold (short sell) to manage its portfolio risks while giving the fund more flexibility. The settlement date of a short TBA is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases.

For TBA purchases, a fund will maintain sufficient liquid assets (e.g., cash or marketable securities) until settlement date in an amount sufficient to meet the purchase price. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received. A risk associated with TBA transactions is that at settlement, either the buyer fails to pay the agreed price for the securities or the seller fails to deliver the agreed securities. As the value of such unsettled TBA securities is assessed on a daily basis, parties mitigate such risk by, among other things, exchanging collateral as security for performance, performing a credit analysis of the counterparty, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty.
TBA securities transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, U.S. jurisdictions or territories, and other political subdivisions and by agencies, authorities, and instrumentalities of states and multistate agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.
Municipal bonds include securities from a variety of sectors, each of which has unique risks, and can be divided into government bonds (i.e., bonds issued to provide funding for governmental projects, such as public roads or schools) and conduit bonds (i.e., bonds issued to provide funding for a third-party permitted to use municipal bond proceeds, such as airports or hospitals). Except as may otherwise be noted, the Funds will not concentrate in any one industry or group of industries; tax-exempt securities issued by states, municipalities, and their political subdivisions are not considered to be part of an industry. However, if a municipal bond’s income is derived from a specific project, the securities will be considered to be from the industry of that project. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.
Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds,” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.
Some longer-term municipal bonds give the investor a “put option,” which is the right to sell the security back to the issuer at par (face value) prior to maturity, within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance (which is usually purchased by the bond issuer from a private, nongovernmental insurance company) provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit quality of an insured bond reflects the higher of the credit quality of the insurer, based on its claims-paying ability, or the credit quality of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them are assessed as high credit quality. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal bonds also include tender option bonds, which are municipal bond structured products created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).
Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs). The borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.
Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, the federal interest rate subsidy or tax credit has been reduced by the government sequester. Additionally, bonds issued following expiration of the program are not eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.
The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being canceled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or payment obligor or a related entity. Certain issuers are not eligible to file for bankruptcy.

Municipal Bonds—Risks. Municipal bonds are subject to credit risk. The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, size of a particular offering, maturity of the obligation, and credit quality of the issue. Consequently, municipal bonds with the same maturity, coupon, and credit quality may have different yields, while municipal bonds of the same maturity and coupon, but with different credit quality, may have the same yield. It is the responsibility of a fund’s investment management advisor to appraise independently the fundamental quality of bonds held by the fund. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.
Congress, state legislatures, or other governing authorities may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.
There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is assessed at a credit quality below the minimum investment level permitted by the investment policies of such fund, the fund’s investment advisor, pursuant to oversight from the trustees, will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.
Municipal bonds are subject to interest rate risk, which is the chance that bond prices will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.
Municipal bonds are subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds. Conversely, municipal bonds are also subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bonds.
Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.
A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company.SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund's total assets, subject to certain limited exceptions. Accordingly, to the extent a fund's shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies or private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Ownership Limitations and Regulatory Relief. The ability of Vanguard and external advisors to purchase or dispose of certain fund investments, or to exercise rights on behalf of a fund, is or may be restricted or impaired because of limitations imposed by law, regulation, or by certain regulators or issuers. As a result, Vanguard and external advisors, on behalf of certain funds currently and other funds potentially in the future, are required to limit purchases, sell existing investments, or otherwise limit the exercise of shareholder rights by the fund, including voting rights. These ownership restrictions and limitations can impacta fund's performance. For index funds, this impact generally takes the form of tracking error, which can arise when a fund is not able to acquire its desired amount of a security. For actively managed funds, this impact can result, for example, in missed investment opportunities otherwise desired by a fund's investment advisor. If a fund is required to limit its investment in a particular issuer, then the fund may seek to obtain regulatory or corporate consents or ownership waivers. Other options a fund may pursue include seeking to obtain economic exposure to that issuer through alternative means, such as through a derivative or through investment in a wholly owned subsidiary, both of which may be more costly than owning securities of the issuer directly. In the event a derivative, such as a swap, is used as an alternative means of exposure, Vanguard and external advisors on behalf of a fund are not able to guarantee the availability of derivatives necessary to allow economic exposure to the security, sector, or industry. This limited availability may have additional impacts to fund performance. Additionally, use of derivatives as an alternative means of exposure subjects a fund to derivatives-related risks. Ownership restrictions and limitations could result in unanticipated tax consequences to the fund that may affect the amount, timing, and character of distributions to shareholders.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Private Equity. Private equity is equity capital that is not quoted on a public exchange. Acquiring private equity involves making investments directly into private companies or conducting buyouts of public companies that result in a delisting of public equity. Capital for private equity can be used to fund new technologies, expand working capital within an owned company, make acquisitions, or to strengthen a balance sheet. Private equity securities should be regarded as illiquid, as they are not listed on an exchange and generally are not widely transferable. By their nature, investments in privately held companies tend to be riskier than investments in publicly traded companies. Generally, there will be no readily available market for private equity investments and, accordingly, most such investments are difficult to value and can be difficult to exit.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Restricted and Illiquid Securities/Investments (including Private Placements). For the Money Market Portfolio, illiquid securities/investments are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. For the remaining Funds, illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33⅓% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion Applicable to Variable Annuity and Variable Life Insurance Contracts. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to the Funds and the insurance company separate accounts investing in the Funds in the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The discussion assumes that the shares of each Fund will be respected as owned by the insurance company separate accounts that invest in such Fund to fund the insurance company’s obligations under a variable life or variable annuity contract. If the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts and thus treat the holders as the owners of the shares of a Fund, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you currently under the applicable federal income tax rules that may not be described herein. For information concerning the federal income tax consequences to a holder of such a contract, refer to the prospectus for the particular contract. A contract holder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes. Because insurance company separate accounts and other permitted investors are the only shareholders in the Funds, only certain tax aspects of an investment in the Funds relevant to such shareholders are described herein.
Tax Matters—Federal Tax Treatment of Bonds Issued or Purchased at a Discount. Any investment in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.
Tax Matters—Federal Tax Treatment of Derivatives, Foreign Currency, Hedging, and Related Transactions. A Fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the Fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Investments in REITs and Other Mortgage-Related Instruments. If a Fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the Fund level— under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income. In general, where excess inclusion income is allocated to a life insurance company separate account funding a variable life insurance or variable annuity contract, such income cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding such contracts.
Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.
Tax Matters—Passive Foreign Investment Companies. To the extent that a Fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). Special tax considerations apply with respect to investments by a Fund in certain PFICs. A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a Fund held it. Also, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFICs interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Fund’s fiscal year and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Distributions from a Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income. Each Fund (other than the Money Market, Short-Term Investment-Grade, Total Bond Market Index, Global Bond Index, and High Yield Bond Portfolios) may invest in PFICs.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Trust Preferred Securities. Trust preferred securities are a type of hybrid security in which a parent company issues subordinated debt to an affiliated special purpose trust, which will in turn issue limited-life preferred securities to investors and common securities to the parent company. Investors will receive distributions of the interest the trust receives on the debt issued by the parent company during the term of the preferred securities. The underlying subordinated debt may be secured or unsecured, and it generally ranks slightly higher in terms of payment priority than both common and preferred securities of the issuer, but below its other debt securities. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions generally are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends-received deduction available to U.S. corporations for dividends paid by U.S. corporations or the lower federal tax rate applicable to qualified dividends. Trust preferred securities typically have maturities of 30 years or more, may be subject to prepayment by the issuer under certain circumstances, and have periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities may allow for deferral of interest payments for up to 5 years or longer. However, during any deferral period, interest will accrue and be taxable for holders of the trust preferred securities. Furthermore, if an issuer of trust preferred securities exercised its right to defer interest payments, the securities would be treated as issued with original issue discount (OID) at that time and all interest on the securities would thereafter be treated as OID as long as the securities remained outstanding. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the parent company issuer. The risks associated with trust preferred securities typically include those relating to the financial condition of the parent company, as the trust typically has no business operations other than holding the subordinated debt issued by the parent company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. There can be no assurance as to the liquidity of trust preferred securities or the ability of holders of the trust preferred securities to sell their holdings.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Regulatory restrictions in India. Shares of the International Portfolio have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the International Portfolio shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the International Portfolio, must satisfy themselves regarding compliance with these requirements.

Share Price
Each Fund’s share price, also known as net asset value (NAV), which is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares.
However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open). The underlying Vanguard funds in which the Fund-of-Fund Portfolios invest also do not calculate their NAV on days when the NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. The Fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds ½ of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.
The use of amortized cost and the maintenance of the Money Market Portfolio’s net asset value at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

Purchase and Redemption of Shares
Purchase of Shares other than ETF Shares
The purchase price of shares of each Fund is the NAV next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.
The Total Bond Market Index Portfolio reserves the right to impose a transaction fee of 0.25% on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor may impose this transaction fee if an investor’s aggregate purchases into the Fund over a 12-month period exceed, or are expected to exceed, $50 million. The Fund may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Fund) is intended to protect existing shareholders from being unfairly impacted by such costs. The Fund’s advisor will consider several factors in determining whether to apply the fee, including the following:
◾ The transaction costs of buying securities, determined in part by the availability of securities at that time.
◾ The offsetting effect of any Fund redemptions occurring at that time.
◾ The Fund’s then-current rate of growth.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing portfolio shares in kind should contact Vanguard.
Redemption of Shares other than ETF Shares
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund.
The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Vanguard Variable Insurance Funds' board of trustees. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.

Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Management of the Funds
Vanguard
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard was established and operates under the Agreement. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment.

Pursuant to an agreement between Vanguard and JPMorgan Chase Bank N.A. (JPMorgan), JPMorgan provides services for the Conservative Allocation Portfolio, Moderate Allocation Portfolio, Equity Index Portfolio, Mid-Cap Index Portfolio, Real Estate Index Portfolio, Total Stock Market Index Portfolio, Total International Stock Market Index Portfolio, and Global Bond Index Portfolio. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to JPMorgan under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended December 2020, 2021, and 2022, JPMorgan had received fees from the Funds for administrative services rendered as shown in the table below.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for the Balanced Portfolio, Capital Growth Portfolio, Diversified Value Portfolio, Equity Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Portfolio, Money Market Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio, and Total Bond Market Index Portfolio. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended 2020, 2021, and 2022, State Street had received fees from the Funds for administrative services rendered as shown in the table below.
Portfolio	2020	2021	2022
Balanced Portfolio	$6,000.00	$22,666.72	$21,500.04
Capital Growth Portfolio	6,000.00	22,666.72	21,500.04

Portfolio	2020	2021	2022
Conservative Allocation Portfolio	—	15,583.26	16,999.92
Diversified Value Portfolio	6,000.00	22,666.72	21,500.04
Equity Income Portfolio	6,000.00	22,666.72	21,500.04
Equity Index Portfolio	2,833.32	16,999.92	16,999.92
Global Bond Portfolio	—	15,583.26	16,999.92
Growth Portfolio	6,000.01	22,666.72	21,500.04
High Yield Bond Portfolio	6,000.00	22,666.72	21,500.04
International Portfolio	6,000.00	22,666.72	21,500.04
Mid-Cap Index Portfolio	2,833.32	16,999.92	16,999.92
Moderate Allocation Portfolio	—	15,583.26	16,999.92
Money Market Portfolio	9,000.00	22,666.72	21,500.04
Real Estate Index Portfolio	2,833.32	16,999.92	16,999.92
Short-Term Investment-Grade Portfolio	6,000.00	22,666.72	21,500.04
Small Company Growth Portfolio	5,999.99	22,666.72	21,500.04
Total Bond Market Index Portfolio	6,000.00	22,666.72	21,500.04
Total International Stock Index Portfolio	—	15,583.26	16,999.92
Total Stock Market Index Portfolio	—	15,583.26	16,999.92
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
For all Funds except the Fund-of-Fund Portfolios. Vanguard provides corporate management, administrative, and distribution services. Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Vanguard Variable Insurance Funds’ board of trustees. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees. The Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital.
As of December 31, 2022, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard Funds’ Contribution
Balanced Portfolio	$118,000	Less than 0.01%	0.05%
Capital Growth Portfolio	55,000	Less than 0.01	0.02
Diversified Value Portfolio	41,000	Less than 0.01	0.02
Equity Income Portfolio	73,000	Less than 0.01	0.03
Equity Index Portfolio	290,000	Less than 0.01	0.12
Growth Portfolio	33,000	Less than 0.01	0.01
High Yield Bond Portfolio	22,000	Less than 0.01	0.01
International Portfolio	108,000	Less than 0.01	0.04
Mid-Cap Index Portfolio	85,000	Less than 0.01	0.03
Money Market Portfolio	44,000	Less than 0.01	0.02
Real Estate Index Portfolio	42,000	Less than 0.01	0.02

Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard Funds’ Contribution
Short-Term Investment-Grade Portfolio	80,000	Less than 0.01	0.03
Small Company Growth Portfolio	51,000	Less than 0.01	0.02
Total Bond Market Index Portfolio	145,000	Less than 0.01	0.06
For the Fund-of-Fund Portfolios. The Agreement provides that each Fund will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, each Fund will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that each Fund’s direct expenses may be offset by (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. Each Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the underlying funds.
As of December 31, 2022, the Acquired Fund Fees and Expenses of each Fund were as follows: 0.13% for the Total Stock Market Index Portfolio, the Global Bond Index Portfolio, and the Conservative Allocation Portfolio; 0.12% for the Moderate Allocation Portfolio; and 0.11% for the Total International Stock Market Index Portfolio.
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
◾ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
◾ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
◾ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

◾ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
◾ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by Funds (other than the Fund-of-Fund Portfolios). Amounts captioned “Management and Administrative Expenses” include a Fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2020, 2021, and 2022, and are presented as a percentage of each Fund's average month-end net assets.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2020	2021	2022
Balanced Portfolio
Management and Administrative Expenses	0.15%	0.15%	0.15%
Marketing and Distribution Expenses	0.01	0.01	0.01
Capital Growth Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
Diversified Value Portfolio
Management and Administrative Expenses	0.14%	0.15%	0.15%
Marketing and Distribution Expenses	0.01	0.01	0.01
Equity Income Portfolio
Management and Administrative Expenses	0.21%	0.19%	0.20%
Marketing and Distribution Expenses	0.01	0.01	0.01
Equity Index Portfolio
Management and Administrative Expenses	0.13%	0.12%	0.12%
Marketing and Distribution Expenses	0.01	0.01	0.01
Growth Portfolio
Management and Administrative Expenses	0.23%	0.24%	0.24%
Marketing and Distribution Expenses	0.01	0.01	0.01
High Yield Bond Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
International Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
Mid-Cap Index Portfolio
Management and Administrative Expenses	0.15%	0.14%	0.15%
Marketing and Distribution Expenses	0.01	0.01	0.01
Money Market Portfolio
Management and Administrative Expenses	0.13%	0.14%	0.13%
Marketing and Distribution Expenses	0.01	0.01	0.01
Real Estate Index Portfolio
Management and Administrative Expenses	0.24%	0.23%	0.24%
Marketing and Distribution Expenses	0.01	0.01	0.01
Short-Term Investment-Grade Portfolio
Management and Administrative Expenses	0.12%	0.12%	0.12%
Marketing and Distribution Expenses	0.01	0.01	0.01
Small Company Growth Portfolio
Management and Administrative Expenses	0.20%	0.17%	0.18%
Marketing and Distribution Expenses	0.01	0.01	0.01
Total Bond Market Index Portfolio
Management and Administrative Expenses	0.12%	0.13%	0.10%
Marketing and Distribution Expenses	0.01	0.01	0.01

The Diversified Value and Growth Portfolios’ investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to each Fund part of the commissions generated. Such rebates are used solely to reduce each Fund’s management and administrative expenses and are not reflected in these totals.
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The audit committee of the board, which is composed of F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Mortimer J. Buckley (1969)	Chairman of the Board, Chief Executive Officer, and President	January 2018
Chairman of the board (2019–present) of Vanguard and
of each of the investment companies served by
Vanguard; chief executive officer (2018–present) of
Vanguard; chief executive officer, president, and
trustee (2018–present) of each of the investment
companies served by Vanguard; president and director
(2017–present) of Vanguard; and president
(2018–present) of Vanguard Marketing Corporation.
Chief investment officer (2013–2017), managing
director (2002–2017), head of the Retail Investor Group
(2006–2012), and chief information officer (2001–2006)
of Vanguard. Trustee and vice chair of The Shipley
School. Member of the board of governors of the
Investment Company Institute and of FINRA.
				206
1 Mr. Buckley is considered an “interested person” as defined in the 1940 Act because he is an officer of the Trust.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of Global Operations at Airbnb (2020–present). Vice President of AppleCare (2012–2020). Member of the board of Out & Equal, the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	206
Emerson U. Fullwood (1948)	Trustee	January 2008
Executive chief staff and marketing officer for North
America and corporate vice president (retired 2008) of
Xerox Corporation (document management products
and services). Former president of the Worldwide
Channels Group, Latin America, and Worldwide
Customer Service and executive chief staff officer of
Developing Markets of Xerox. Executive in residence
and 2009–2010 Distinguished Minett Professor at the
Rochester Institute of Technology. Member of the
board of directors of the University of Rochester
Medical Center, the Monroe Community College
Foundation, the United Way of Rochester, North
Carolina A&T University, Roberts Wesleyan College,
and the Rochester Philharmonic Orchestra. Trustee of
the University of Rochester.
				206
F. Joseph Loughrey (1949)	Trustee	October 2009	President and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (global industrial company). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.	206
Mark Loughridge (1953)	Lead Independent Trustee	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.	206

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Scott C. Malpass (1962)	Trustee	March 2012	Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion. Member of the Notre Dame 403(b) Investment Committee and the board of directors of Paxos Trust Company (finance).	206
Deanna Mulligan (1963)	Trustee	January 2018	Chief executive officer of Purposeful (2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), the Chief Executives for Corporate Purpose, and the New York-Presbyterian Hospital.	206
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	206
Sarah Bloom Raskin (1961)	Trustee	January 2018
Deputy secretary (2014–2017) of the United States
Department of the Treasury. Governor (2010–2014) of
the Federal Reserve Board. Commissioner
(2007–2010) of financial regulation for the State of
Maryland. Colin W. Brown Distinguished Professor of
the Practice, Duke Law School (2021–present);
Rubenstein Fellow, Duke University (2017–2020);
Distinguished Fellow of the Global Financial Markets
Center, Duke Law School (2020–2022); and Senior
Fellow, Duke Center on Risk (2020–present). Partner of
Kaya Corporation Ltd. (climate policy advisory
services). Member of the board of directors of Arcadia
Corporation (energy solution technology).
				206
David Thomas (1956)	Trustee	July 2021	President of Morehouse College (2018–present). Professor of Business Administration Emeritus at Harvard University (2017–2018) and Dean (2011–2016) and Professor of Management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Common Fund.	206
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	206
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	206

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Christine M. Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	206
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	206
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	206
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), Head of Retail Client Services & Operations (2020–2022), and Head of Retail Strategic Support (2018–2020) at Vanguard.	206
Anne E. Robinson (1970)	Secretary	September 2016	General counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Non-executive director of the board of National Grid (energy).	206
Michael Rollings (1963)	Finance Director	February 2017	Finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.	206
All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.
Board Committees: The Trust's board has the following committees:
◾ Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Loughrey, Mr. Loughridge, Ms. Raskin, and Mr. Volanakis. The committee held six meetings during the Trust's fiscal year ended December 31, 2022.
◾ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held two meetings during the Trust's fiscal year ended December 31, 2022.
◾ Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Trust's fiscal year ended December 31, 2022.
◾ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held six meetings during the Trust's fiscal year ended December 31, 2022.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.
Trustees retire in accordance with the funds' governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Global Bond Index, Total International Stock Market Index, Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios will receive no remuneration directly from the Funds. However, the Funds’ underlying funds pay their proportionate share of the trustees’ compensation and the officers’ salaries and benefits.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
◾ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
◾ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Buckley serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD VARIABLE INSURANCE FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Mortimer J. Buckley	—	—
Tara Bunch	$1,178	$330,000
Emerson U. Fullwood	1,178	330,000
F. Joseph Loughrey	1,249	350,000
Mark Loughridge	1,425	400,000
Scott C. Malpass	1,178	330,000
Deanna Mulligan	1,178	330,000
André F. Perold	1,178	330,000
Sarah Bloom Raskin	1,249	350,000
David Thomas	1,178	330,000
Peter F. Volanakis	1,249	350,000
1
The amounts shown in this column are based on the Trust's fiscal year ended December 31, 2022.  Each Fund within the Trust (except for funds of funds) is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 206 Vanguard funds for the 2022 calendar year.
Ownership of Fund Shares
All current trustees allocate their investments among the various Vanguard funds based on their own investment needs. The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the trustees cannot directly own shares of the Portfolios. The following table shows each trustee’s ownership of shares of all Vanguard funds served by the trustee as of December 31, 2022.
Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned By Trustee
Mortimer J. Buckley	Over $100,000
Tara Bunch	Over $100,000
Emerson U. Fullwood	Over $100,000
F. Joseph Loughrey	Over $100,000
Mark Loughridge	Over $100,000
Scott C. Malpass	Over $100,000
Deanna Mulligan	Over $100,000
André F. Perold	Over $100,000
Sarah Bloom Raskin	Over $100,000
David Thomas	Over $100,000
Peter F. Volanakis	Over $100,000
As of March 31, 2023, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2023, the following owned of record 5% or more of the outstanding shares of each Fundother than ETF Shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard Variable Insurance Fund - Balanced Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	6.07%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	63.84%
Vanguard Variable Insurance Fund - Capital Growth Portfolio	AMERICAN FIDELITY ASSURANCE OKLAHOMA CITY, OK	9.07%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	54.62%
Vanguard Variable Insurance Fund - Conservative Allocation Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	7.30%
	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.67%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	77.63%
Vanguard Variable Insurance Fund - Diversified Value Portfolio	MUTUAL OF AMERICA MID ATLANTIC TRUST COMPANY PITTSBURG, PA	31.53%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	46.94%
Vanguard Variable Insurance Fund - Equity Income Portfolio	EMPOWER ANNUITY INSURANCE BENEFIT TRUST CO FBO GWLA COLI VUL7 GREENWOOD VLG, CO	5.01%
	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	12.07%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	8.54%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	47.80%
Vanguard Variable Insurance Fund - Equity Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	22.57%
	VANGUARD VARIABLE FUNDS CONSERVATIVE ALLOCATION PORTFOLIO VALLEY FORGE, PA	44.90%
Vanguard Variable Insurance Fund - Global Bond Index Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	5.70%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	14.06%
	THE LINCOLN LIFE INSURANCE COMPANY FORT WAYNE, IN	30.00%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	35.27%
	TRANSAMERICA PREMIER LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.45%
Vanguard Variable Insurance Fund - Growth Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	12.37%
	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.30%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	63.65%
Vanguard Variable Insurance Fund - High Yield Bond Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	9.76%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	8.01%
	TIAA CREF LIFE INSURANCE COMPANY NEW YORK, NY	8.96%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	41.02%

Vanguard Fund	Owner	Percentage of Ownership
Vanguard Variable Insurance Fund - International Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	5.52%
	MUTUAL OF AMERICA MID ATLANTIC TRUST COMPANY PITTSBURG, PA	14.89%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	5.86%
	PRUDENTIAL INSURANCE COMPANY OF AMERICA LIVINGSTON, NJ	11.17%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD, CT	5.28%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	32.02%
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	7.28%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	10.01%
	PRINCIPAL LIFE INSURANCE COMPANY DES MOINES, IA	6.46%
	THE LINCOLN LIFE INSURANCE COMPANY FORT WAYNE, IN	5.25%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	34.28%
Vanguard Variable Insurance Fund - Moderate Allocation Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	5.05%
	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.03%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	73.63%
Vanguard Variable Insurance Fund - Money Market Portfolio	TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.04%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	86.77%
Vanguard Variable Insurance Fund - Real Estate Index Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	9.73%
	MUTUAL OF AMERICA MID ATLANTIC TRUST COMPANY PITTSBURG, PA	10.74%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	6.37%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD, CT	5.77%
	THE LINCOLN LIFE INSURANCE COMPANY FORT WAYNE, IN	5.03%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	37.85%
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	14.79%
	METROPOLITAN TOWER LIFE INSURANCE CO NEW YORK, NY	7.84%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	19.36%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	36.74%

Vanguard Fund	Owner	Percentage of Ownership
Vanguard Variable Insurance Fund - Small Company Growth Portfolio	AMERICAN UNITED LIFE INSURANCE INDIANAPOLIS, IN	5.11%
	EMPOWER ANNUITY INSURANCE BENEFIT TRUST COMPANY FBO SCHWAB ANNUITIES ADVISOR C GREENWOOD VLG, CO	5.04%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	10.75%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	52.04%
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	12.91%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	13.27%
	TIAA CREF LIFE INSURANCE COMPANY NEW YORK, NY	7.06%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	30.05%
	VANGUARD VARIABLE FUNDS CONSERVATIVE ALLOCATION PORTFOLIO VALLEY FORGE, PA	15.45%
Vanguard Variable Insurance Fund - Total International Stock Market Index Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	10.16%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	16.62%
	NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH	7.45%
	THE LINCOLN LIFE INSURANCE COMPANY FORT WAYNE, IN	13.02%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	20.31%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	11.44%
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio	AMERICAN FIDELITY ASSURANCE OKLAHOMA CITY, OK	8.52%
	BRIGHTHOUSE LIFE INSURANCE COMPANY BOSTON, MA	7.45%
	JEFFERSON NATIONAL LIFE INSURANCE COMPANY LOUISVILLE, KY	9.95%
	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	38.52%
	TRANSAMERICA PREMIER LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	6.36%
A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of March 31, 2023, the following held of record 25% or more of the voting shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard Variable Insurance Fund - Balanced Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	63.84%
Vanguard Variable Insurance Fund - Capital Growth Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	54.62%
Vanguard Variable Insurance Fund - Conservative Allocation Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	77.63%
Vanguard Variable Insurance Fund - Diversified Value Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	46.94%
	MUTUAL OF AMERICA MID ATLANTIC TRUST COMPANY PITTSBURG, PA	31.53%

Vanguard Fund	Owner	Percentage of Ownership
Vanguard Variable Insurance Fund - Equity Income Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	47.80%
Vanguard Variable Insurance Fund - Equity Index Portfolio	VANGUARD VARIABLE FUNDS CONSERVATIVE ALLOCATION PORTFOLIO VALLEY FORGE, PA	44.90%
Vanguard Variable Insurance Fund - Global Bond Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	35.27%
	THE LINCOLN LIFE INSURANCE COMPANY FORT WAYNE, IN	30.00%
Vanguard Variable Insurance Fund - Growth Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	63.65%
Vanguard Variable Insurance Fund - High Yield Bond Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	41.02%
Vanguard Variable Insurance Fund - International Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	32.02%
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	34.28%
Vanguard Variable Insurance Fund - Moderate Allocation Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	73.63%
Vanguard Variable Insurance Fund - Money Market Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	86.77%
Vanguard Variable Insurance Fund - Real Estate Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	37.85%
Vanguard Variable Insurance Fund - Short-Term Investment-Grade Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	36.74%
Vanguard Variable Insurance Fund - Small Company Growth Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	52.04%
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	30.05%
Vanguard Variable Insurance Fund - Total Stock Market Index Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY CEDAR RAPIDS, IA	38.52%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.

Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Ten Largest Stock Holdings
Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.
Vanguard Variable Insurance Funds will also disclose the top ten stock holdings of each Fund on our website for Financial Advisors at advisors.vanguard.com.
Online Disclosure of Complete Portfolio Holdings
Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Vanguard Variable Insurance Funds will also disclose the complete portfolio holdings of each Fund on our website for Financial Advisors at advisors.vanguard.com.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.
Currently, Vanguard discloses complete portfolio holdings to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group, Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Charles River Systems, Inc.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates, Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; and Trade Informatics LLC.
Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard may disclose complete portfolio holdings between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.
In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares (Creation Units), but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings to Enable Insurance Company Compliance with Federal Income Tax Requirements or Other Applicable Law
Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Legal and Compliance Division. Any disclosure of a VVIF Portfolio’s complete portfolio holdings to an insurance company as previously described may also include a list of the other investment positions that make up the Portfolio, such as cash investments and derivatives.
Currently, Vanguard Variable Insurance Funds discloses complete portfolio holdings of each Fund to Chase Life and Annuity Company, Kemper Investors Life Insurance Company, and PricewaterhouseCoopers LLP.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Enterprise Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Investment Advisory and Other Services
The Trust currently uses eight investment advisors:
◾ ArrowMark Colorado Holdings, LLC (ArrowMark Partners) provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.
◾ Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for a portion of the assets in the International Portfolio.
◾ Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.
◾ Lazard Asset Management LLC (Lazard) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.
◾ PRIMECAP Management Company (PRIMECAP) provides investment advisory services to the Capital Growth Portfolio.
◾ Schroder Investment Management North America Inc. (Schroders) provides investment advisory services for a portion of the assets in the International Portfolio.
◾ Wellington Management Company LLP (Wellington Management) provides investment advisory services to the Growth and Balanced Portfolios, and for a portion of the assets in the Equity Income and High Yield Bond Portfolios.
◾ Vanguard provides investment advisory services to the Conservative Allocation, Global Bond Index, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income, High Yield Bond, and Small Company Growth Portfolios.
Jackson Square Partners, LLC, provided investment advisory services for a portion of the Growth Portfolio from 2010 until March 2021.
Independent Third-Party Advisors
For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended December 31, 2022.
A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund's board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the fund’s investment program for its portion of the fund's assets. Hereafter, each portion is referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Department and the officers and trustees of the fund. Vanguard’s Portfolio Review Department is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.
I. Capital Growth Portfolio
PRIMECAP Management Company (PRIMECAP), 177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, mutual funds, foundations, and other institutional clients unrelated to Vanguard.
The Portfolio pays PRIMECAP on a quarterly basis. The advisory fee is a percentage of average daily net assets under management during the most recent fiscal quarter.

During the fiscal years ended December 31, 2020, 2021, and 2022, the Capital Growth Portfolio incurred investment advisory fees of approximately $2,753,000, $2,860,000 and $2,263,000, respectively.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Theo A. Kolokotrones	Registered investment companies[1]	7	$107B	0	$0
	Other pooled investment vehicles	2	$1.6B	0	$0
	Other accounts	29	$8.3B	0	$0
Joel P. Fried	Registered investment companies[1]	7	$107B	0	$0
	Other pooled investment vehicles	2	$1.6B	0	$0
	Other accounts	29	$8.3B	0	$0
Alfred W. Mordecai	Registered investment companies[1]	7	$107B	0	$0
	Other pooled investment vehicles	2	$1.6B	0	$0
	Other accounts	29	$8.3B	0	$0
M. Mohsin Ansari	Registered investment companies[1]	7	$107B	0	$0
	Other pooled investment vehicles	2	$1.6B	0	$0
	Other accounts	29	$8.3B	0	$0
James Marchetti	Registered investment companies[1]	7	$107B	0	$0
	Other pooled investment vehicles	2	$1.6B	0	$0
	Other accounts	29	$8.3B	0	$0
1
Includes Capital Growth Portfolio which held assets of $1.4 billion as of December 31, 2022.
2. Material Conflicts of Interest
PRIMECAP Management employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, a manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Portfolio and other accounts. The investment objective of the Portfolio and strategies used to manage the Portfolio may differ from other accounts, and the performance may be impacted as well. Portfolio managers who have day-to-day management responsibilities with respect to more than one fund or other account may be presented with several potential or actual conflicts of interest. For example, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other accounts. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other accounts, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts managed by the portfolio managers. PRIMECAP has adopted best execution and trade allocation policies and procedures to address the potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are monitored and are reviewed by PRIMECAP. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Compensation is paid solely by PRIMECAP Management Company. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.
In addition, each portfolio manager may receive a bonus partially based on the pre-tax return and value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500 Index. The value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three-year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.
The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of PRIMECAP; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.
Each portfolio manager is a principal of PRIMECAP and receives quarterly dividends based on his equity in the company.
II. Diversified Value Portfolio
The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Portfolio relative to that of the Russell 1000 Value Index (for Hotchkis and Wiley) or the S&P 500 Index (for Lazard), over the preceding 60-month period (a 36-month period for Lazard).
During the fiscal years ended December 31, 2020, 2021, and 2022, the Diversified Value Portfolio incurred investment advisory fees of approximately $974,000, $1,299,000 (before a performance-based decrease of $60,000) and $1,306,000 (before a performance-based increase of $110,000), respectively.
A. Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)
Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens-H&W LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.
1. Other Accounts Managed
The investment process by Hotchkis and Wiley (the Hotchkis and Wiley Portfolio) is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley's strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Hotchkis and Wiley Portfolio are generated by Hotchkis and Wiley's investment team. Although the Hotchkis and Wiley Portfolio is managed by Hotchkis and Wiley's investment team, Hotchkis and Wiley has identified George H. Davis, Jr. and Scott McBride as the portfolio managers with the most significant responsibility for the day-to-day management of the Hotchkis and Wiley Portfolio.
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):

Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
George H. Davis Jr.	Registered investment companies[1]	23	$18.6B	2	$12.1B
	Other pooled investment vehicles	11	$2.2B	1	$49M
	Other accounts	51	$6.4B	3	$651M
Scott McBride	Registered investment companies[1]	23	$18.6B	2	$12.1B
	Other pooled investment vehicles	11	$2.2B	1	$49M
	Other accounts	51	$6.4B	3	$651M
1
Includes Diversified Value Portfolio which held assets of $1.1 billion as of December 31, 2022.
2. Material Conflicts of Interest
The Portfolio is managed by Hotchkis and Wiley's investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis and Wiley's discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis and Wiley's other business activities and Hotchkis and Wiley's possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis and Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis and Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis and Wiley seeks to mitigate the impact of these conflicts on a case by case basis.
Hotchkis and Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may be used in servicing any or all of Hotchkis and Wiley's clients (including model portfolio delivery clients) across all of the firm's investment strategies, and may benefit certain accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis and Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis and Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Conduct.
3. Description of Compensation
The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis and Wiley's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis and Wiley's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Portfolio own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis and Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley's profits. Investment professionals may also receive contributions under Hotchkis and Wiley's profit sharing/401(k) plan.
B. Lazard Asset Management LLC (Lazard)
Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co., LLC, and an indirect, wholly owned subsidiary of Lazard Ltd.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Andrew Lacey	Registered investment companies[1]	14	$26.4B	2	$19.3B
	Other pooled investment vehicles	8	$2.9B	2	$920M
	Other accounts	93	$6.8B	0	$0
Henry Ross Seiden	Registered investment companies[1]	7	$26.1B	2	$19.3B
	Other pooled investment vehicles	4	$1.5B	2	$920M
	Other accounts	71	$3.6B	0	$0
1
Includes Diversified Value Portfolio which held assets of $1.1 billion as of December 31, 2022.
2. Material Conflicts of Interest
Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Portfolio may invest or that may pursue a strategy similar to the Portfolio's investment strategies implemented by Lazard (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Portfolio (Lazard Portfolio) and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Portfolio.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if the Portfolio's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, it may be seen as harmful to the performance of the Portfolio investing “long” in the same or similar securities whose market values fall as a result of short-selling activities. Investment decisions for the Portfolio are made independently from those of Similar Accounts. If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investment or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.
3. Description of Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock, and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork, and commitment; (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
III. Growth Portfolio
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the Russell 1000 Growth Index over the preceding 36-month period.
Prior to March 2021, Jackson Square Partners, LLC, provided investment advisory services for a portion of the Portfolio.
During the fiscal years ended December 31, 2020, 2021, and 2022, the Growth Portfolio incurred aggregate investment advisory fees of approximately $1,424,000 (before a performance-based increase of $124,000), $1,891,000 (before a performance-based increase of $206,000), and $1,499,000 (before a performance-based decrease of $615,000), respectively.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Andrew J. Shilling	Registered investment companies[1]	6	$12.4B	2	$10.4B
	Other pooled investment vehicles	5	$4.7B	0	$0
	Other accounts	18	$3.5B	0	$0
1
Includes Growth Portfolio which held assets of $855.5 million as of December 31, 2022.
2. Material Conflicts of Interest
Please refer to Wellington Management’s discussion beginning on page B-77.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended December 31, 2022.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Portfolio’s or Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio or Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio or Fund is linked to the net pre-tax performance of the Wellington Management Portfolio or Fund compared to the Russell 1000 Growth Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shilling is a Partner.
IV. International Portfolio
The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period.

During the fiscal years ended December 31, 2020, 2021, and 2022, the International Portfolio incurred aggregate investment advisory fees of approximately $6,656,000 (before a performance based increase of $1,691,000), $7,578,000 (before a performance-based increase of $1,988,000) and $4,759,000 (before a performance-based increase of $1,940,000), respectively.
Baillie Gifford Overseas Ltd. (Baillie Gifford)
Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Lawrence Burns	Registered investment companies[1]	7	$33.4B	3	$30B
	Other pooled investment vehicles	7	$16.8B	1	$112M
	Other accounts	37	$11.6B	0	$0
Thomas Coutts	Registered investment companies[1]	4	$33B	2	$29.8B
	Other pooled investment vehicles	5	$1.2B	1	$112M
	Other accounts	33	$11.4B	0	$0
1 Includes International Portfolio which held assets of $2.8 billion as of December 31, 2022.
2. Material Conflicts of Interest
At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.
One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Mr. Coutts, and Mr. Burns are Partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

B. Schroder Investment Management North America Inc. (Schroders)
Each of Schroders and Schroder Investment Management North America Limited (Schroder Limited), 1 London Wall Place, London, EC2Y 5AU, United Kingdom, is an indirect wholly owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies with subsidiaries and branches and representative based in 37 locations across Europe, the Americas, Asia, and the Middle East.
Schroders Sub-advisory Agreement
On behalf of Vanguard Variable Insurance Funds, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Portfolio. Under the terms of the sub-advisory agreement with the Trust, Schroders pays Schroder Limited a portion of the management fee payable to Schroders under its management contract with the Trust.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
James Gautrey	Registered investment companies[1]	7	$21.6B	3	$17.2B
	Other pooled investment vehicles	4	$9.8B	1	$50M
	Other accounts	12	$4B	0	$0
Simon Webber	Registered investment companies[1]	8	$21.7B	3	$17.2B
	Other pooled investment vehicles	6	$4.3B	1	$50M
	Other accounts	17	$6.5B	1	$1.8B
1 Includes International Portfolio which held assets of $2.8 billion as of December 31, 2022.
2. Material Conflicts of Interest
Whenever a portfolio manager of the Schroders Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Schroders Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Schroders Portfolio may be seen itself to constitute a conflict with the interest of the Schroders Portfolio.
A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Schroders Portfolio. Securities selected for funds or accounts other than the Schroders Portfolio may outperform the securities selected for the Schroders Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Schroders Portfolio may not be able to take full advantage of that opportunity because of an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.
Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

3. Description of Compensation
Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio's portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.
These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
V. Small Company Growth Portfolio
The Portfolio pays ArrowMark Partners a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index over the preceding 60-month period. Vanguard provides investment advisory services for a portion of the Portfolio.
During the fiscal years ended December 31, 2020, 2021, and 2022, the Small Company Growth Portfolio incurred aggregate investment advisory fees and expenses of approximately $2,509,000 (before a performance-based increase of $344,000), $2,893,000 (before a performance-based decrease of $417,000), and $1,838,000 (before a performance-based decrease of $354,000), respectively.
Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2022, were approximately $391,000 (representing an effective annual rate of less than 0.03%). The investment advisory fees paid to ArrowMark Partners for the fiscal year ended December 31, 2022, were $1,093,000 (representing an effective annual rate of 0.09%).
A. ArrowMark Colorado Holdings, LLC (ArrowMark Partners)
ArrowMark Partners, located in Denver, Colorado, is an investment advisory firm founded in 2007.

1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Chad Meade	Registered investment companies[1]	7	$6.5B	2	$3.8B
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	23	$1.3B	2	$93.9M
Brian Schaub	Registered investment companies[1]	7	$6.5B	2	$3.8B
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	23	$1.3B	2	$93.9M
1
Includes Small Company Growth Portfolio which held assets of $1.3 billion as of December 31, 2022.
2. Material Conflicts of Interest
Potential conflicts could include a portfolio manager’s knowledge about the size, timing, and possible market impact of a fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another fund. A fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.
Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual funds.
A fund’s portfolio managers and analysts may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by ArrowMark Partners and the funds. Although the potential for conflicts of interest may exist, the funds and ArrowMark Partners believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
3. Description of Compensation
Compensation for portfolio managers is designed to link the performance of each portfolio manager to shareholder objectives. All portfolio manager compensation through a base salary and bonus, is paid by ArrowMark Partners. The total compensation of a portfolio manager will be based on a combination of the pre-tax performance of each fund managed by the portfolio manager against applicable benchmark(s) as well as against its relevant peer group, with primary emphasis given to 3-year performance. Peer groups may include Lipper, Morningstar, and other customized universes of funds managed. Portfolio managers are incentivized for outperformance, but receive no extra compensation for being top decile performers, which minimizes the possibility of portfolio managers taking undue risk to be top performers.

B. Vanguard
Vanguard, through its Quantitative Equity Group, provides investment advisory services for a portion of the Small Company Growth Portfolio’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Cesar Orosco	Registered investment companies[1]	7	$70B	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Small Company Growth Portfolio which held assets of $1.3 billion as of December 31, 2022.
2. Material Conflicts of Interest
Please refer to Vanguard’s discussion on page B-81.
3. Description of Compensation
Please refer to Vanguard’s discussion beginning on page B-82.
VI. Equity Income and High Yield Bond Portfolios
The Equity Income Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period.
During the fiscal years ended December 31, 2020, 2021, and 2022, the Equity Income Portfolio incurred aggregate investment advisory fees and expenses of approximately $1,621,000 (before a performance-based increase of $186,000), $1,826,000 (before a performance-based increase of $214,000), and $1,552,000 (before a performance-based increase of $219,000), respectively.
Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2022, were approximately $357,000 (representing an effective annual rate of 0.02%). The investment advisory fees paid to Wellington Management for the fiscal year ended December 31, 2022, were $1,414,000 (representing an effective annual rate of 0.06%).
The High Yield Bond Portfolio pays Wellington Management a base fee. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter.
During the fiscal years ended December 31, 2020, 2021, and 2022, the High Yield Bond Portfolio incurred investment advisory fees to Wellington Management of approximately $466,000, $481,000, and $355,000 respectively. During the fiscal years ended December 31, 2020 and 2021, the investment advisory expenses paid to Vanguard were $0 for High Yield Bond Portfolio because Vanguard did not provide investment advisory services to that Portfolio during that time period.
A. Wellington Management
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio manager of each of Equity Income and High Yield Bond Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Matthew Hand	Registered investment companies[1,2]	12	$75B	3	$58B
	Other pooled investment vehicles	8	$1.6B	0	$0
	Other accounts	10	$1.3B	0	$0
Michael L. Hong	Registered investment companies[2]	11	$15.6B	0	$0
	Other pooled investment vehicles	8	$3.8B	0	$0
	Other accounts	35	$8.3B	0	$0
Elizabeth H. Shortsleeve[3]	Registered investment companies[2]	2	$15.6B	0	$0
	Other pooled investment vehicles	1	$14.5M	0	$0
	Other accounts	0	$0	0	$0
1 Includes Equity Income Portfolio which held assets of $1.9 billion as of December 31, 2022.
2 Includes High Yield Bond Portfolio which held assets of $627.5 million as of December 31, 2022.
3 Ms. Shortsleeve began co-managing a portion of the High Yield Bond Portfolio on August 29, 2022.
2. Material Conflicts of Interest
Please refer to Wellington Management’s discussion beginning on page B-77.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of each Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Wellington Management Portfolio or Fund. The following relates to the fiscal year ended December 31, 2022.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Wellington Management Portfolio’s or Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of each Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio or Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Equity Income Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio or Fund compared to the FTSE High Dividend Yield Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. The incentive paid to the High Yield Bond Portfolio, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Hand, Mr. Hong, and Ms. Shortsleeve are Partners.
B. Vanguard
Vanguard, through its Quantitative Equity Group, provides investment advisory services for a portion of the Equity Income Portfolio’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.
Vanguard, through its Fixed Income Group, provides investment advisory services for a portion of the High Yield Bond Portfolio. The compensation and other expenses of Vanguard’s advisory staff are allocated among the fund utilizing these services.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of each Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Sharon Hill	Registered investment companies[1]	2	$56B	0	$0
	Other pooled investment vehicles	2	$309M	0	$0
	Other accounts	0	$0M	0	$0
Michael Chang[3]	Registered investment companies[2]	4	$24B	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Equity Income Portfolio which held assets of $1.9 billion as of December 31, 2022.
2 Includes High Yield Bond Portfolio which held assets of $627.5 million as of December 31, 2022.
3 Mr. Chang began co-managing a portion of the High Yield Bond Portfolio on August 29, 2022.
2. Material Conflicts of Interest
Please refer to Vanguard’s discussion on page B-81.
3. Description of Compensation
Please refer to Vanguard’s discussion beginning on page B-82.
VII. Balanced Portfolio
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
The Balanced Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Standard & Poor’s 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index.

During the fiscal years ended December 31, 2020, 2021, and 2022, the Balanced Portfolio incurred investment advisory fees of approximately $1,595,000 (before a performance-based decrease of $276,000), and $1,770,000 (before a performance-based decrease of $279,000), and $1,647,000 (before a performance-based decrease of $143,000) respectively.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Daniel J. Pozen	Registered investment companies[1]	5	$76B	2	$70B
	Other pooled investment vehicles	18	$3.5B	2	$1.2B
	Other accounts	19	$4.7B	1	$90.4M
Loren L. Moran	Registered investment companies[1]	11	$80B	5	$75B
	Other pooled investment vehicles	4	$274.6M	1	$37.7M
	Other accounts	1	$705.7M	0	$0
1 Includes Balanced Portfolio which held assets of $3.1 billion as of December 31, 2022
2. Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s or Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Wellington Management Portfolio or Fund. A Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio or Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Portfolio or Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for a Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Messrs. Pozen and Shilling and Ms. Moran also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, a Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
3. Description of Compensation
Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio or Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Portfolio or Fund. The following relates to the fiscal year ended December 31, 2022.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Portfolio’s or Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio or Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Messr. Pozen’s incentive payment relating to the Balanced Portfolio is linked to the net pre-tax performance of his portion of the Portfolio compared to the Standard & Poor’s 500 Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Messr. Pozen, including accounts with performance fees. The incentive paid to the other Portfolio Managers, which has no performance-related component, is based on the revenues earned by Wellington Management.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. A Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Pozen and Ms. Moran are Partners.
VIII. Conservative Allocation, Equity Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios
Vanguard, through its Equity Index Group, provides investment advisory services to the Equity Index, Mid-Cap Index, and Real Estate Index Portfolios. Vanguard, through its Fixed Income Group, provides investment advisory services to the Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended December 31, 2020, 2021, and 2022, the Portfolios listed above incurred the following approximate investment advisory expenses:
Vanguard Fund	2020	2021	2022
Equity Index Portfolio	$978,000	$1,268,000	$770,000

Vanguard Fund	2020	2021	2022
Mid-Cap Index Portfolio	291,000	383,000	215,000
Money Market Portfolio	33,000	26,000	14,000
Real Estate Index Portfolio	155,000	195,000	118,000
Short-Term Investment-Grade Portfolio	204,000	210,000	161,000
Total Bond Market Index Portfolio	111,000	111,000	1,115,000
Vanguard also provides investment advisory services to the Fund-of-Fund Portfolios by (1) maintaining each Portfolio’s allocation to its underlying investments and (2) providing investment advisory services to those underlying funds. Vanguard’s Investment Strategy Group establishes and reviews the asset allocation targets of the Conservative Allocation and Moderate Allocation Portfolios and determines whether any changes are required to best enable each Portfolio to achieve its investment objective. The Equity Index Group implements the asset allocation targets and performs other portfolio management functions for the Conservative Allocation and Moderate Allocation Portfolios. The Portfolios benefit from the investment advisory services provided to the underlying funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds’ advisory expenses. For more information about the investment advisory services provided to the underlying funds, please refer to each fund’s Statement of Additional Information.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Equity Index Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Donald M. Butler	Registered investment companies[1]	14	$1.3T	0	$0
	Other pooled investment vehicles	1	$2B	0	$0
	Other accounts	0	$0M	0	$0
Michelle Louie	Registered investment companies[1]	15	$1.5T	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Equity Index Portfolio which held assets of $7.6 billion as of December 31, 2022.
The following table provides information relating to the other accounts managed by the portfolio managers of the Mid-Cap Index Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Donald M. Butler	Registered investment companies[1]	14	$1.3T	0	$0
	Other pooled investment vehicles	1	$2B	0	$0
	Other accounts	0	$0M	0	$0
Awais Khan	Registered investment companies[1]	13	$237B	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Mid-Cap Index Portfolio which held assets of $2.2 billion as of December 31, 2022.

The following table provides information relating to the other accounts managed by the portfolio manager of the Money Market Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
John C. Lanius	Registered investment companies[1]	3	$307B	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Money Market Portfolio which held assets of $1.2 billion as of December 31, 2022.
The following table provides information relating to the other accounts managed by the portfolio managers of the Real Estate Index Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Walter Nejman	Registered investment companies[1]	40	$2.4T	0	$0
	Other pooled investment vehicles	12	$109B	0	$0
	Other accounts	0	$0M	0	$0
Gerard C. O’Reilly	Registered investment companies[1]	18	$1.9T	0	$0
	Other pooled investment vehicles	0	$109B	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Real Estate Index Portfolio which held assets of $1.1 billion as of December 31, 2022.
The following table provides information relating to the other accounts managed by the portfolio managers of the Short-Term Investment-Grade Portfolio as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Arvind Narayanan	Registered investment companies[1]	12	$172B	0	$0
	Other pooled investment vehicles	2	$15B	0	$0
	Other accounts	0	$0M	0	$0
Daniel Shaykevich	Registered investment companies[1]	14	$201B	0	$0
	Other pooled investment vehicles	2	$571M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Short-Term Investment-Grade Portfolio which held assets of $2.2 billion as of December 31, 2022.
The following table provides information relating to the other accounts managed by the portfolio manager of the Total Bond Market Index and Global Bond Index Portfolios as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Joshua C. Barrickman	Registered investment companies[1,2]	24	$1.1T	0	$0
	Other pooled investment vehicles	15	$20B	0	$0
	Other accounts	0	$0M	0	$0
Tara Talone[3]	Registered investment companies[2]	4	$221B	0	$0
	Other pooled investment vehicles	0	$0M	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Global Bond Index Portfolio which held assets of $385.7 million as of December 31, 2022.
2 Includes Total Bond Market Portfolio which held assets of $3.9 billion as of December 31, 2022.
3 Ms. Talone began co-managing the Total Bond Market Index Portfolio on September 30, 2022.

The following table provides information relating to the other accounts managed by the portfolio managers of the Conservative Allocation, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios as of the fiscal year ended December 31, 2022 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Walter Nejman	Registered investment companies[1,2]	40	$2.4T	0	$0
	Other pooled investment vehicles	12	$109B	0	$0
	Other accounts	0	$0M	0	$0
Michael R. Roach[3]	Registered investment companies[1]	22	$652B	0	$0
	Other pooled investment vehicles	12	$109B	0	$0
	Other accounts	0	$0M	0	$0
Roger A. Aliaga Diaz[4]	Registered investment companies[1]	18	$573B	0	$0
	Other pooled investment vehicles	12	$109B	0	$0
	Other accounts	0	$0M	0	$0
Aurélie Denis[5]	Registered investment companies[1,2]	28	$861B	0	$0
	Other pooled investment vehicles	14	$116B	0	$0
	Other accounts	0	$0M	0	$0
1 Includes Conservative Allocation Portfolio and Moderate Allocation Portfolio which collectively held assets of $982.2 million as of December 31, 2022.
2 Includes Total International Stock Market Index Portfolio and Total Stock Market Index Portfolio which collectively held assets of $4.8 billion as of December 31, 2022.
3 Mr. Roach began co-managing the Moderate Allocation Portfolio and the Conservative Allocation Portfolio on February 17, 2023.
4 Mr. Aliaga-Diaz began co-managing the Moderate Allocation Portfolio and the Conservative Allocation Portfolio on February 17, 2023.
5 Ms. Denis began co-managing the Moderate Allocation Portfolio, the Conservative Allocation Portfolio, the Total International Stock Market Index Portfolio, and the Total Stock Market Index Portfolio on February 17, 2023.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2022, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. With the exception of portfolio managers from the Investment Strategy Group, one factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For the Short-Term Investment-Grade Portfolio, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Conservative Allocation and Moderate Allocation Portfolios, the performance factor depends on how successfully the portfolio manager from the Equity Index Group outperforms each Portfolio’s composite index and maintains the risk parameters of the Portfolio over a three-year period. For portfolio managers from the Investment Strategy Group, contributions to long-term investor outcomes are a factor in compensation for managing these Portfolios. For the Equity Index, Mid-Cap Index, Real Estate Index, Total Bond Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager tracks the Portfolio’s benchmark index over a one-year period. For the Equity Income and Small Company Growth Portfolios, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Except for portfolio managers from the Investment Strategy Group, additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class. For all portfolio managers, factors include contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities in the Portfolios
Shares of the Portfolios may only be owned by purchasing variable annuity and variable life insurance contracts. Consequently, the portfolio managers do not hold shares of the Portfolios. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans, or other considerations.
Duration and Termination of Investment Advisory Agreements
The current investment advisory agreements with the unaffiliated advisors (other than Hotchkis and Wiley and Lazard) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Vanguard Variable Insurance Funds’ board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities.

Each initial investment advisory agreement with Hotchkis and Wiley and Lazard is binding for a two-year period. At the end of that time, the agreements will become renewable tor successive one-year periods, subject to the above conditions.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the Vanguard Variable Insurance Funds’ board of trustees upon sixty (60) days’ written notice to the advisor (thirty (30) days’ written notice for ArrowMark Partners, Hotchkis and Wiley, Lazard, PRIMECAP, and Wellington Management for the Balanced, Equity Income, and Growth Portfolios); (2) by a vote of a majority of the Fund’s outstanding voting securities upon 60 days’ written notice to the advisor (30 days’ written notice for ArrowMark Partners, Hotchkis and Wiley, Lazard, PRIMECAP, and Wellington Management for the Balanced, Equity Income, and Growth Portfolios); or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides investment advisory services to the Conservative Allocation, Equity Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond

Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income, High Yield Bond, and Small Company Growth Portfolios, pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.
Securities Lending
The following table describes the securities lending activities of each Fund during the fiscal year ended December 31, 2022:
Vanguard Fund	Securities Lending Activities
Balanced Portfolio
Gross income from securities lending activities	$598
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1
Administrative fees not included in revenue split	$9
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$73
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$83
Net income from securities lending activities	$515
Capital Growth Portfolio
Gross income from securities lending activities	$5,548
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2
Administrative fees not included in revenue split	$162
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$164
Net income from securities lending activities	$5,384
Diversified Value Portfolio
Gross income from securities lending activities	$5,435
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$8
Administrative fees not included in revenue split	$84
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$469
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$561
Net income from securities lending activities	$4,874
Equity Income Portfolio
Gross income from securities lending activities	$32,133
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$128
Administrative fees not included in revenue split	$327
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$13,856
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$14,311
Net income from securities lending activities	$17,822

Vanguard Fund	Securities Lending Activities
Equity Index Portfolio
Gross income from securities lending activities	$22,871
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$19
Administrative fees not included in revenue split	$326
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$3,437
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$3,782
Net income from securities lending activities	$19,089
Growth Portfolio
Gross income from securities lending activities	$6,331
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$222
Administrative fees not included in revenue split	$137
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$217
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$576
Net income from securities lending activities	$5,755
International Portfolio
Gross income from securities lending activities	$540,254
Fees paid to securities lending agent from a revenue split	$13,559
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$919
Administrative fees not included in revenue split	$6,096
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$61,109
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$81,683
Net income from securities lending activities	$458,571
Mid-Cap Index Portfolio
Gross income from securities lending activities	$504,514
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$362
Administrative fees not included in revenue split	$9,189
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,710
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$11,261
Net income from securities lending activities	$493,253

Vanguard Fund	Securities Lending Activities
Real Estate Index Portfolio
Gross income from securities lending activities	$20,654
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$17
Administrative fees not included in revenue split	$280
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$361
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$658
Net income from securities lending activities	$19,996
Small Company Growth Portfolio
Gross income from securities lending activities	$491,125
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$675
Administrative fees not included in revenue split	$8,854
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$11,280
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$20,809
Net income from securities lending activities	$470,316
The Money Market Portfolio and all bond Portfolios cannot, and do not, lend their securities. The remaining Funds did not lend their securities during the fiscal year ended December 31, 2022.
The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

Portfolio Transactions
The advisors decide which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.
The Conservative Allocation, Global Bond Index, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios each do not incur commission on their purchase and sales of conventional shares (i.e., not exchange-traded) of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds.
Balanced (bond portion only), High Yield Bond, Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios
The types of securities in which the money market and bond Portfolios invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices).
As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.
During the fiscal years ended December 31, 2020, 2021, and 2022, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as cash flows, portfolio turnover, or changes to the securities that make up a fund’s target index.

Vanguard Fund	2020	2021	2022
Balanced Portfolio[1]	$548,000	$241,000	$263,000
Capital Growth Portfolio	134,000	107,000	81,000
Conservative Allocation Portfolio	—	Less than 1,000	Less than 1,000
Diversified Value Portfolio	253,000	171,000	174,000
Equity Income Portfolio	384,000	265,000	333,000
Equity Index Portfolio	37,000	28,000	42,000
Global Bond Index Portfolio	—	—	—
Growth Portfolio	224,000	164,000	105,000
High Yield Bond Portfolio[2]	—	1,000	3,000
International Portfolio	1,137,000	897,000	456,000
Mid-Cap Index Portfolio	65,000	55,000	53,000
Moderate Allocation Portfolio	—	Less than 1,000	Less than 1,000
Money Market Portfolio	—	—	—
Real Estate Index Portfolio	21,000	25,000	19,000
Short-Term Investment-Grade Portfolio	31,000	34,000	40,000
Small Company Growth Portfolio	894,000	672,000	1,115,000
Total Bond Market Index Portfolio	1,000	—	1,000
Total International Stock Market Index Portfolio	2,000	Less than 1,000	3,000
Total Stock Market Index Portfolio	—	1,000	Less than 1,000
1 The decrease in the Portfolio's brokerage commissions during the fiscal year ended December 31, 2021 was due to a decrease in trading activity.
2 The increase in the Portfolio's brokerage commissions during the fiscal year ended December 31, 2022, was due to a change in the Portfolio's advisory structure.
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Vanguard Variable Insurance Funds' board of trustees.
As of December 31, 2022, each Fund (except for funds of funds) held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Balanced Portfolio	Barclays Capital, Inc.	$5,351,000
	BofA Securities, Inc.	20,752,000
	Citigroup Global Markets Inc.	6,203,000
	Goldman Sachs & Co. LLC	33,163,000
	J.P. Morgan Securities LLC	48,888,000
	Morgan Stanley & Co. LLC	48,546,000
	NatWest Markets Securities Inc.	30,976,000
	UBS Securities LLC	3,703,000
	Wells Fargo Securities, LLC	19,781,000
Capital Growth Portfolio	BofA Securities, Inc.	10,976,000
	Citigroup Global Markets Inc.	1,434,000
	J.P. Morgan Securities LLC	19,203,000
	Raymond James & Associates, Inc	10,295,000
Diversified Value Portfolio	BofA Securities, Inc.	14,900,000
	Credit Suisse Securities (USA) LLC	3,565,000

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Equity Income Portfolio	BNP Paribas Securities Corp.	5,800,000
	BofA Securities, Inc.	14,180,000
	Citigroup Global Markets Inc.	6,738,000
	Goldman Sachs & Co. LLC	5,979,000
	J.P. Morgan Securities LLC	72,046,000
	Morgan Stanley & Co. LLC	36,167,000
	RBC Capital Markets, LLC	12,518,000
Equity Index Portfolio	BofA Securities, Inc.	54,306,000
	Citigroup Global Markets Inc.	20,580,000
	J.P. Morgan Securities LLC	92,407,000
	Morgan Stanley & Co. LLC	26,329,000
Growth Portfolio	—	—
High Yield Bond Portfolio	Barclays Capital, Inc.	17,843,000
	BofA Securities, Inc.	55,333,000
	Citigroup Global Markets Inc.	35,380,000
	Credit Suisse Securities (USA) LLC	5,591,000
	Goldman Sachs & Co. LLC	47,745,000
	J.P. Morgan Securities LLC	51,784,000
	Morgan Stanley & Co. LLC	56,346,000
	State Street Global Markets, LLC	2,393,000
International Portfolio	—	—
Mid-Cap Index Portfolio	—	—
Money Market Portfolio	Goldman Sachs & Co. LLC	59,359,000
	J.P. Morgan Securities LLC	59,000,000
	Mitsubishi UFJ Financial Group	59,000,000
	Nomura Holdings	54,000,000
	RBC Dominion Securities, Inc.	13,000,000
	Standard Chartered Bank	55,000,000
	Sumitomo Bank and Trust Co.	58,000,000
	TD Securities	53,000,000
Short-Term Investment-Grade Portfolio	BofA Securities, Inc.	20,983,000
	Citigroup Global Markets Inc.	19,962,000
	Goldman Sachs & Co. LLC	9,131,000
Small Company Growth Portfolio	—	—
Total Bond Market Index Portfolio	Barclays Capital, Inc.	8,888,000
	BofA Securities, Inc.	29,204,000
	Citigroup Global Markets Inc.	22,650,000
	Credit Suisse Securities (USA) LLC	1,951,000
	Deutsche Bank Securities Inc.	2,977,000
	Goldman Sachs & Co. LLC	19,877,000
	J.P. Morgan Securities LLC	33,314,000
	Morgan Stanley & Co. LLC	17,829,000
	Nomura Holdings	2,102,000
	Wells Fargo Securities, LLC	22,203,000

Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are summarized in Appendix B.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Financial Statements
Each Fund’s Financial Statements for the fiscal year ended December 31, 2022, appearing in the Funds' 2022 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

Description of Bond Ratings
Moody’s Rating Symbols
The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):
Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.
Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.
A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.
Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.
Ba—Judged to be speculative obligations, they are subject to substantial credit risk.
B—Considered to be speculative obligations, they are subject to high credit risk.
Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.
Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.
Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.
The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.
Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.
Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.
Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.
Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.
The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s:
Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).
MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.
MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.
SG—Indicates speculative credit quality with questionable margins of protection.
Standard and Poor’s Rating Symbols
The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.
AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.
A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.
BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor’s:
A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.
A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.
A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.
B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.
C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.
D—These obligations are in default, and payment of principal and/or interest is likely in arrears.
The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:
SP-1—This designation indicates a strong capacity to pay principal and interest.
SP-2—This designation indicates a satisfactory capacity to pay principal and interest.
SP-3—This designation indicates a speculative capacity to pay principal and interest.

Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Principles
Vanguard's investment stewardship activities are grounded in four principles of good governance:
1) Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and diverse in personal characteristics, skills, and experience.
2) Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company’s long-term strategy and material risks, including environmental, social, and governance risks.
3) Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.
4) Shareholder rights: We believe that companies should have in place governance structures that serve to safeguard and support foundational rights for shareholders.

IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund's Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
◾ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
◾ The Vanguard funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds’ shares would affect the shareholder meeting outcome; and
◾ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

Appendix B
ArrowMark Partners Proxy Voting Policy and Procedures
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
ArrowMark votes proxies for all of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Risks
In developing this policy and procedures, ArrowMark considered numerous risks associated with its voting of Client proxies. This analysis includes risks such as:
◾ ArrowMark does not maintain a written proxy voting policy as required by Rule 206(4)-6.
◾ Proxies are not voted in Clients’ best interests.
◾ Proxies are not identified and voted in a timely manner.
◾ Conflicts between ArrowMark’s interests and the Client are not identified; therefore, proxies are not voted appropriately.
◾ Third-party proxy voting services do not vote proxies according to ArrowMark’s instructions and in Clients’ best interests.
◾ Proxy voting records and Client requests to review proxy votes are not maintained.
ArrowMark has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.
Policy
It is the policy of ArrowMark to vote proxies in the best interest of its Clients. Proxies are an asset of a Client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ArrowMark will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
ArrowMark may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ArrowMark may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits ArrowMark’s ability to sell the affected security during a blocking period that can last for several weeks. ArrowMark believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so ArrowMark generally abstains from voting when share blocking is required.
To assist ArrowMark in executing its voting responsibilities, we've engaged a third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis” or the “Proxy Manager”). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.
ArrowMark has reviewed the Proxy Manager’s Guidelines, and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.

Procedures for Identification and Voting of Proxies
The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager’s established guidelines (the “Guidelines”), ArrowMark retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation. ArrowMark, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.
ArrowMark’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, ArrowMark will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.
Procedures for Glass Lewis Reconciliation
ArrowMark provides Glass Lewis with a daily holdings file representing all accounts in which ArrowMark has proxy voting authority. ArrowMark’s account master file is reconciled with Glass Lewis’ account master file at least quarterly.
The daily reconciliation process performed by Glass Lewis is as follows:
1. ArrowMark’s holdings files from QED Financial Systems are automatically uploaded daily into the Glass Lewis’ ViewPoint system (“ViewPoint”).
2. If ViewPoint doesn’t recognize security IDs contained in the holdings files, the rejected holdings are sent to Glass Lewis’ securities processing group to be investigated. If there are other errors in the holdings file, the securities processing group will alert the client service manager who will contact ArrowMark.
3. New Meeting Notices and Agendas are automatically uploaded into the ViewPoint system. Each meeting contains one or more security identifiers associated with it.
4. The ViewPoint reconciliation engine determines if there are matches between holdings and meetings for which Glass Lewis has not received ballots. These matches are displayed on the Ballot Reconciliation workbench for ViewPoint client service managers and audit team members.
5. The reconciliation tool can be used for the creation of ballots based on holdings information and the meeting and agenda information. This is a service Glass Lewis offers to clients with accounts that are not contracted with a proxy distribution service, such as Broadridge (“BFS”) or GPD, for the delivery of ballots electronically. The ballots created by Glass Lewis are transmitted directly via email or fax to the custodians once investors’ vote execution instructions are carried out.
6. If reconciliation records are generated for positions in U.S. companies and/or positions in global companies held in accounts custodied at banks that do contract with a proxy distribution service for the delivery of proxy materials, Glass Lewis will consider these records as “missing ballots” if a ballot has not been received by 10 business days prior to meeting date.
7. Multiple times a week Glass Lewis sends an automated reconciliation file to BFS with all of our clients’ “open records.” 24 hours later BFS provides us with a response file containing control numbers or further account setup and/or reconciliation instructions. Control numbers are uploaded immediately into VP by the Ballot Reconciliation team. All remaining open records are researched by individual client service managers (i.e., ballot reconciliation and account setup requests/inquiries are sent by email to the custodian).
8. Once a ballot is created, the corresponding reconciliation record is automatically closed. A record can be closed manually if no ballot is created when the investigation of the issue determines that no ballot will be delivered.

Proxy Review Procedures
On a monthly basis, Glass Lewis provides ArrowMark with two reports: the Proxy Voting Report (“PVR”) and Analyze Voting Activity Report (“AVA”). The CCO or designee will review these reports monthly.
A PVR provides a snapshot of each meeting voted in a given time period and includes but isn’t limited to the following:
◾ Agenda Items
◾ Management Recommendations
◾ Glass Lewis Recommendations
◾ ArrowMark’s Policy Recommendations
◾ Vote Cast
The AVA can be used to get a broad look at ballot data or can be narrowed down very specifically to only include certain data points. These include:
◾ Meeting Types
◾ Vote Decisions (with or against management/policy/Glass Lewis)
◾ Country of Issue
◾ Specific Meeting Issues
◾ Proposal Categories
Both the PVR and AVA are able to show the vote recommendations generated by ArrowMark’s Policy, as well as the final vote decision.
Conflicts of Interest
ArrowMark is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between itself and Clients.
The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:
◾ Conflict: ArrowMark retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ArrowMark’s Client portfolios. For example, ArrowMark may be retained to manage Company A’s pension fund. Company A is a public company and ArrowMark Client accounts hold shares of Company A. This type of relationship may influence ArrowMark to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ArrowMark.
◾ Conflict: ArrowMark retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ArrowMark’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.
◾ Conflict: ArrowMark’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ArrowMark’s Client portfolios. The spouse could attempt to influence ArrowMark to vote in favor of management.
◾ Conflict: ArrowMark or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ArrowMark’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ArrowMark to vote proxies in contradiction to the policy.
Where a proxy proposal raises a material conflict of interest between ArrowMark’s interests and that of one or more its Clients, including a mutual fund client, the Glass Lewis recommendations will be followed.

Glass Lewis Oversight
In addition to oversight elements included in the Review of Third-Party Service Providers Section, ArrowMark will routinely review Glass Lewis’ Conflict of Interest disclosures including their Conflict of Interest Disclosure list and Conflict Avoidance Procedures. See website for conflict information (http://www.glasslewis.com/about-glass-lewis/disclosure-of-conflict/).
Procedures for ArrowMark’s Receipt of Class Actions
ArrowMark recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
ArrowMark has engaged an independent class action service, Battea, to handle all class action proceedings.
Recordkeeping
In accordance with Rule 204-2 under the Advisers Act, ArrowMark will maintain for the time periods set forth in the Rule
(i) These proxy voting procedures and policies, and all amendments thereto;
(ii) All proxy statements received regarding Client securities (provided however, that the we may rely on the proxy statement filed on EDGAR as its records);
(iii) A record of all votes cast on behalf of Clients;
(iv) Records of all Client requests and subsequent responses regarding proxy voting information;
(v) Any documents prepared by ArrowMark that were material to making a decision how to vote or that memorialized the basis for the decision; and
(vi) All records relating to requests made to Clients regarding conflicts of interest in voting the proxy.
Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.
Disclosure
ArrowMark will ensure that Part 2 of Form ADV and/or the Fund documents are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ArrowMark voted their securities.
ArrowMark will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds' board of directors.
Proxy Solicitation
As a matter of practice, it is ArrowMark’s policy to not reveal or disclose to any Client how ArrowMark may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ArrowMark will never disclose such information to unrelated third parties.
The CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO should handle all responses to such solicitations.

Baillie Gifford Proxy Voting Guidelines
Baillie Gifford has adopted the Governance and Sustainability Principles and Guidelines (the Guidelines) to vote proxies related to securities held by the funds.
The Guidelines are developed and administered by the Environmental, Social and Governance (ESG) Team of Baillie Gifford & Co. This ESG Team works with the investment teams and is responsible for the voting of proxies. The head of the ESG Team reports directly to an investment partner, with oversight of the function falling under the remit of the Equity Leadership Group and the Multi Asset and Income Leadership Group.
The Guidelines cover Baillie Gifford’s approach to ESG matters including the following areas:
— Board Effectiveness and Composition
— Capital Allocation
— Governance Processes and Disclosure
— Remuneration
— Sustainability
Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.
Pragmatic & Flexible Approach
Baillie Gifford recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting and engagement on behalf of clients with it important to note that Baillie Gifford assesses every company individually. With respect to voting, Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.
In evaluating each proxy, the ESG Team follows the Guidelines, while also considering third party analysis, Baillie Gifford’s and its affiliates own research and discussions with company management.
The ESG Team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavors to vote a fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients’ shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.
Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford & Co. has a material business or personal relationship. The ESG Team of Baillie Gifford & Co. is responsible for monitoring possible material conflicts of interest with respect to proxy voting.
For proxy votes that involve a potential conflict of interest that is not managed in line with the Conflicts of Interest policy, the ESG team report the conflict to the Equity Leadership Group for discussion. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. For proxy votes that involve a potential conflict of interest or, that are inconsistent with (or not covered by) the Guidelines, Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients. Where a conflict of interest is deemed not to have been prevented or managed by organisational arrangement in place, we would disclose the existence of a conflict of interest.

Hotchkis and Wiley (“H&W”) Summary of Proxy Voting Policies and Procedures
INTRODUCTION
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long term shareholder value.
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.
This document summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.
GENERAL APPROACH
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company make them the best person to apply our policy to a particular company’s proxy ballot. To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third party proxy research (ISS sustainability and climate benchmarks) and third party ESG analysis (MSCI). Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy.
There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.
VOTING GUIDELINES
These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.
1.
Boards and Directors
2.
Environmental and Social Matters
3.
Auditors and Related Matters
4.
Shareholder Rights
5.
Capital and Restructuring
6.
Executive and Board Compensation
7.
Routine and Miscellaneous Matters
1. Boards and Directors
Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non-independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.
Board Composition

We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.
We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.
Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.
Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.
Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.
Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.
Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.
Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.
Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.
Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.
2. Environmental and Social Matters
We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (SASB) recommendations.

In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.
Environmental Issues
Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability and opportunity. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.
Energy Efficiency
We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.
Hydraulic Fracturing
We support proposals requesting greater disclosure of a company's hydraulic fracturing operations. This includes steps the company has taken, or plans to take, regarding mitigating and managing its environmental impact overall and on surrounding communities.
Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.
Social Issues
Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.
Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.
Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.
Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.
Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.
3. Auditors and Related Matters
Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.
4. Shareholder Rights

We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.
Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.
One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.
Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.
Proxy Access
Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.
Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.
Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.
Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.
5. Capital and Restructuring
Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.
Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.
Issuance of Common Stock

In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.
6. Executive and Board Compensation
We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.
We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.
We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.
And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.
Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.
Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.
Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.
7. Routine and Miscellaneous Matters
We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.
Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.
Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

ONGOING REVIEW AND RESPONSIBILITIES
Investment analysts are responsible for voting proxies following a thorough review of the proposals and guided by our internal proxy policy. The analysts draw from a variety of sources during their proprietary research process, which informs the proxy vote decision. These sources include meetings with senior management and/or board members, other industry experts/contacts, and many other means. To support the proxy voting effort, Hotchkis & Wiley has engaged Institutional Shareholder Services (“ISS”) for proxy research and proxy voting administration to help facilitate our process.
Hotchkis & Wiley also has a Proxy Oversight Committee consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This team is responsible for reviewing the policy annually and solicits feedback from investment team members to help inform any material enhancements.
Lazard Proxy Voting Policies and Procedures
Introduction
Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy (the “Policy”) is based on the view that Lazard must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in voting according to pre-approved guidelines.
Proxy Operations Department
Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).
Proxy Committee
Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review the Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal), as needed.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process
Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.
With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.
Conflicts of Interest
Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include, but are not limited to:
◾ Lazard manages the company’s pension plan;
◾ The proponent of a shareholder proposal is a Lazard client;
◾ An employee of Lazard (or an affiliate) sits on a company’s board of directors;
◾ An affiliate of Lazard serves as financial advisor or provides other services to the company with respect to an upcoming significant proxy proposal; or
◾ A Lazard employee has a material relationship with the company.
“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to abstain.
Voting Exceptions
It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard will not vote proxies for securities that are held in an investment advisory account for which Lazard exercises no investment discretion and Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.
Environmental, Social and Corporate Governance
Lazard has an ESG Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. As set out in Lazard’s separate ESG and Climate Change Investment Policies, Lazard is committed to an investment approach that incorporates human and natural capital and specific climate considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, climate, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
PRIMECAP Management Company Proxy Voting Guidelines
PRIMECAP Management Company (“PRIMECAP”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940 and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). PRIMECAP’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, PRIMECAP will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these guidelines.

Policy
PRIMECAP maintains a policy of voting proxies in a way which, in PRIMECAP’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. PRIMECAP believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, PRIMECAP is primarily concerned with maximizing the value of its clients’ investment portfolios.
PRIMECAP believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and PRIMECAP’s general position on each issue.
PRIMECAP believes that management, subject to the oversight of the relevant Board of Directors, is often in the best position to make decisions that serve the interests of shareholders. However, PRIMECAP votes against management on proposals where it perceives a conflict may exist between management and client interests or where the facts and circumstances indicate the proposal is not in its clients’ best interests.
Conflicts of Interest
From time to time conflicts of interest may exist in the proxy voting decision process where (a) portfolio companies are also clients of, or vendors to, PRIMECAP, (b) shareholder proposals are submitted by clients, or (c) proxies for which clients have publicly supported or actively solicited PRIMECAP to support a particular position. When a proxy proposal raises a potential material conflict of interest, possible conflict resolutions may include, but are not limited to: (a) vote in accordance with the guidelines to the extent that PRIMECAP has little or no discretion to deviate from the guidelines; (b) vote according to the recommendations of an independent proxy service firm retained by PRIMECAP; (c) vote in proportion to other shareholders; (d) disclose the conflict of interest to the client and obtain the client’s consent before voting; or (e) vote in other ways that are consistent with PRIMECAP’s obligation to vote in the clients’ best interest. Conflict resolution is determined based on the facts and circumstances of the potential or actual conflict of interest.
Procedures
Proxy Review Process
PRIMECAP’s Director of Research is responsible for coordinating the voting of proxies in a timely manner, consistent with PRIMECAP’s determination of the client’s best interests. PRIMECAP utilizes the services of a third-party proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.
The Director of Research reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the Director of Research or research analyst who follows the company determines additional review is necessary. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting and payment of dividends, approval of financial statements, and certain other administrative items. All other items are voted in accordance with the decision of the Director of Research, research analysts, or portfolio managers, depending on merits of each proposal, taking into account its effects on the specific company in question and on the company within its industry.
Limitations
PRIMECAP seeks to vote all of its clients’ proxies. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where PRIMECAP has determined that it is in the client’s best interest, PRIMECAP will not vote proxies received. These circumstances may include, but are not limited to: when clients maintain proxy voting authority, when an account has been terminated, when a client has a securities lending arrangement with its custodian and the securities are out on loan, or when a proxy vote results in an extended share lockup period precluding PRIMECAP from selling the shares.

Proxy Voting Guidelines
PRIMECAP has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary by the Director of Research.
• Corporate Governance: PRIMECAP supports strong corporate governance practices and generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, and generally supports proposals that encourage responsiveness to shareholders. PRIMECAP evaluates board size, structure, and compensation on a case-by-case basis though generally believes the Directors and management of companies are in the best position to determine an efficient, functional structure for the Board of Directors. Mergers and acquisitions, reincorporations, and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of each proposal.
• Compensation: PRIMECAP generally supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, PRIMECAP considers, among other things: the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. PRIMECAP generally supports employee stock purchase plans and the establishment of 401(k) plans.
• Capital Structure: PRIMECAP generally supports increases to capital stock for legitimate financing needs but generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights. PRIMECAP generally supports share repurchases.
• Environmental and Social Issues: PRIMECAP votes on these issues based on their potential to improve the prospects for long-term success of a company and investment returns. PRIMECAP expects companies to comply with applicable laws and regulations with regards to environment and social standards.
Proxy Voting Records
Upon client request, PRIMECAP will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which PRIMECAP has proxy voting authority. PRIMECAP utilizes the services of a third-party proxy voting firm to maintain records on proxy votes for its clients.
Annual Assessment
PRIMECAP will conduct an annual assessment of this proxy voting policy and related procedures.
Schroders Proxy Voting Policy Summary
Proxy Voting General Principles
Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).
Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.
Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer-term value of the security as an asset to the account.
Corporate Governance Committee
The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with Schroders to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:
The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.
When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.
The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.
Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.
Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.
For example, conflicts of interest may arise when:
• Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;
• A proponent of a proxy proposal has a client relationship with Schroders;
• A proponent of a proxy proposal has a business relationship with Schroders;
• Schroders has business relationships with participants in proxy contests, corporate directors or director candidates.
Schroders is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. Schroders (or the Team on behalf of Schroders) will determine whether a proposal is material as follows:
• Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless Schroders has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
• Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless Schroders determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non -routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If Schroders determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:
A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;
B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and
D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.
Voting Coverage
Schroders recognizes its responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with its fiduciary responsibilities in what we deem to be the interests of its clients.
Schroders normally hopes to support company management; however, it will withhold support or oppose management if it believes that it is in the best interests of its clients to do so.
Schroders votes on a variety of resolutions; however, the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganizations and mergers. Schroders does vote on both shareholder and management resolutions.
Schroders Corporate Governance specialists assess resolutions, applying its voting policy and guidelines (as outlined in its Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.
Schroders’ own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long-term interest of their client. When voting, where there is insufficient information with which to make a voting decision Schroders may not vote.
In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.
Schroders UK Stewardship Code Statement outlines its approach in this area in more detail for all of its international holdings and is publicly available.
Wellington Management Global Proxy Policy and Procedures
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy
Wellington Management:
1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2) Votes all proxies in the best interests of the client for whom it is voting.
3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
◾ Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

◾ Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
◾ Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as required by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
SAI 064 042023

PART C
VANGUARD VARIABLE INSURANCE FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 89, dated April 26, 2018, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 99, dated April 29, 2021, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, for Wellington Management Company LLP (with respect to the Equity Income
Portfolio), filed with Post-Effective Amendment No. 48 dated April 29, 2009; for Baillie Gifford Overseas Ltd. (with respect to the International Portfolio) filed with Post-Effective Amendment No. 54 dated May 3, 2011; for Wellington
Management Company LLP (with respect to the Growth Portfolio) filed with Post-Effective Amendment No. 52 dated December 6, 2010; for Schroder Investment Management North America, Inc., filed with Post-Effective
Amendment No. 54 dated May 3, 2011; for PRIMECAP Management Company, (with respect to the Capital Growth
Portfolio) filed with Post-Effective Amendment No. 62 dated April 27, 2012; for Wellington Management
Company LLP (with respect to the Balanced Portfolio) filed with Post-Effective Amendment No. 62 dated April 27,
2012 and (with respect to the High Yield Bond Portfolio) filed with Post-Effective Amendment No. 62 dated April 27,
2012; for ArrowMark Colorado Holdings, LLC, filed with Post-Effective Amendment No. 78 dated April 29, 2016, as amended by Addendum filed with Post-Effective Amendment No. 80 dated April 28, 2017 (with respect to Small
Company Growth Portfolio); for Hotchkis & Wiley Capital Management, LLC and Lazard Asset Management LLC
(with respect to the Diversified Value Portfolio) and for the Sub-Advisory Agreement for Schroder Investment
Management North America Limited, (with respect to the International Portfolio), filed with Post-Effective
Amendment No. 97 dated April 28, 2020, are hereby incorporated by reference. Amendment to the Investment
Advisory Agreements for Wellington Management Company, LLP, PRIMECAP Management Company, Baillie
Gifford Overseas Ltd., and ArrowMark Colorado Holdings, LLC, and Schroder Investment Management North
America Inc., are filed herewith. The Vanguard Group, Inc., provides investment advisory services to the
Conservative Allocation, Global Bond Index, Equity Income, Equity Index, Mid-Cap Index, Moderate Allocation,
Money Market, Real Estate Index, Short-Term Investment-Grade, Small Company Growth, Total Bond Market Index,
Total International Stock Market Index, Total Stock Market Index, and High Yield Bond Portfolios pursuant to the Fifth
Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)
Custodian Agreements, for State Street Bank and Trust Company, JPMorgan Chase Bank and the Bank of New York
Mellon, filed with Post-Effective Amendment No. 101 on February 13, 2023, hereby incorporated by reference.

(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective Amendment No. 97 dated April 28, 2020, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.

(p)
Codes of Ethics, for Hotchkis and Wiley Capital Management, LLC, filed with Post-Effective Amendment No. 97;
dated April 28, 2020; for Ballie Gifford Overseas Ltd., PRIMECAP Management Company, The Vanguard Group, Inc.,
filed with Post-Effective Amendment No. 100, dated May 2, 2022; and Wellington Management Company LLP,
Lazard Asset Management LLC, ArrowMark Colorado Holdings, LLC, Schroder Investment Management North
America Inc., filed with Post-Effective Amendment No. 101 on February 13, 2023, are hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Adviser
ArrowMark Colorado Holdings, LLC (ArrowMark Partners) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and members of ArrowMark Partners, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and members during the past two years, is incorporated herein by reference from Form ADV filed by ArrowMark Partners pursuant to the Advisers Act (SEC File No. 801-69868).
Baillie Gifford Overseas Ltd. (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).
Hotchkis & Wiley Capital Management, LLC (Hotchkis and Wiley) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Hotchkis & Wiley, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Hotchkis & Wiley pursuant to the Advisers Act (SEC File No. 801-60512).
Lazard Asset Management LLC, (Lazard) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
PRIMECAP Management Company (PRIMECAP) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PRIMECAP, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by PRIMECAP pursuant to the Advisers Act (SEC File No. 801-19765).
Schroder Investment Management North America Inc. (Schroders) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroders, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroders pursuant to the Advisers Act (SEC File No. 801-15834).
Schroder Investment Management North America Limited (Schroder Limited) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroder Limited, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroder Limited pursuant to the Advisers Act (SEC File No. 801-37163).
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801- 11953).
Wellington Management Company LLP (Wellington Management) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Matthew J. Benchener	Vice President and Chief Executive Officer Designee	None
Karin A. Risi	Vice President	None
Thomas M. Rampulla	Vice President	None
Michael Rollings	Vice President	Finance Director
John Bisordi	General Counsel and Vice President	None
Tara Buckley	Vice President and Assistant Secretary	None
Matthew C. Brancato	Vice President	None
Mortimer J. Buckley	President	Chief Executive Officer and President
Beth Morales Singh	Secretary	None
Erica Green	Chief Compliance Officer	None
Sarah Green	Anti-Money Laundering Officer	None
Nitin Tandon	Chief Information Officer	None
Manish Nagar	Chief Information Security Officer	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
Matthew Tretter	Principal Operations Officer	None
Danielle Corey	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Jon Cleborne	Vice President	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Kaitlyn Holmes	Vice President	None
Andrew Kadjeski	Vice President	None
Amy M. Laursen	Vice President	None
Paul M. Jakubowski	Vice President	None
John James	Vice President	None
James D. Martielli	Vice President	None
Armond E. Mosley	Vice President	None
David Petty	Vice President	None
David MacBride	Vice President	None
Massy Williams	Vice President	None
Jacob Buttery	Assistant Secretary	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, JP Morgan Chase Bank, 383 Madison Avenue, New York, NY 10179, and State Street Bank and Trust Company One Lincoln Street, Boston, MA 02111; and the Registrant’s investment advisors at their respective locations identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 27th day of April, 2023.
VANGUARD VARIABLE INSURANCE FUNDS
BY:
/s/ Mortimer J. Buckley*

Mortimer J. Buckley
Chairman and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Mortimer J. Buckley* Mortimer J. Buckley	Chairman and Chief Executive Officer	April 27, 2023
/s/ Tara Bunch* Tara Bunch	Trustee	April 27, 2023
/s/ Emerson U. Fullwood* Emerson U. Fullwood	Trustee	April 27, 2023
/s/ F. Joseph Loughrey* F. Joseph Loughrey	Trustee	April 27, 2023
/s/ Mark Loughridge* Mark Loughridge	Trustee	April 27, 2023
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	April 27, 2023
/s/ Deanna Mulligan* Deanna Mulligan	Trustee	April 27, 2023
/s/ André F. Perold* André F. Perold	Trustee	April 27, 2023
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	April 27, 2023
/s/ David Thomas* David Thomas	Trustee	April 27, 2023
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	April 27, 2023
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	April 27, 2023

*By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.